                                        OPPENHEIMER NEW YORK MUNICIPAL FUND
                                      Supplement dated August 19, 2002 to the
                                           Prospectus dated January 28, 2002

The Prospectus supplement dated July 1, 2002 is withdrawn.

The Prospectus is changed as follows:

1.       The  following  sentence is added  after the bullet  points at the end of the second  paragraph  under the section titled "WHAT DOES THE FUND MAINLY INVEST IN?" on page 3 of the prospectus:

                  "Securities that generate income subject to alternative  minimum tax (AMT) will count towards the 80% municipal securities requirement."

2.  The Prospectus is changed by adding the following to the section "Main Risks of Investing in the Fund" on page 4 following the paragraph titled "Interest Rate Risks":

                  |X|  Borrowing  for  Leverage.  As a  fundamental  policy,  the Fund  can  borrow  from  banks in amounts  up to 33  1/3%  of  its  total  assets  for  emergency  purposes  or  to  buy  portfolio securities,  and this use of  "leverage"  will subject the Fund to greater  costs than funds that do not borrow for leverage,  and may also make the Fund's share price more  sensitive to interest rate changes.

3. The Prospectus is changed by adding the following paragraph to the end of the "How the Fund is Managed"
section on page 12:

         At a meeting held on December 13, 2001, the Board of Trustees/Directors of the Fund approved various changes to the Fund's fundamental investment policies and submission of an amended and restated declaration of trust to shareholders for approval. Approval of the Fund's shareholders is required before the Fund's fundamental investment policies can be changed and before an amended and restated declaration of trust can be adopted. On or about June 20, 2002, shareholders of the Fund on the record date will be mailed proxy material explaining the reasons for the proposed changes. In addition, on or about June 20, 2002, a copy of the proxy statement will be available for information purposes on the OppenheimerFunds website at www.oppenheimerfunds.com. After that date, shareholders may also call 1.800.708.7780 to request a copy of the proxy statement.  If the proposals are approved by shareholders, the Fund's prospectus and/or statement of additional information will be revised to reflect the approved changes.

4.  The two paragraphs on page 12 following the heading "Portfolio Managers" are deleted and replaced with the following:

     Effective July 1, 2002, the Fund is managed by a portfolio management team comprised of Ronald Fielding and other investment professionals selected from the Manager's Rochester Division.  This portfolio management team is primarily responsible for the day-to-day management of the Fund's portfolio.  Mr. Fielding is a Senior Vice
President of the Manager (since January 1996).  Mr. Fielding serves in a similar capacity for other Oppenheimer funds.

August 19, 2002                                                                                   360PS021

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Oppenheimer New York Municipal Fund
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6803 South Tucson Way, Englewood, Colorado 80112
1-800-525-7048

 Statement of Additional Information dated January 28, 2002, revised August 19, 2002

         This Statement of Additional  Information is not a Prospectus.  This document  contains  additional  information about the Fund and  supplements  information  in the  Prospectus  dated January 28, 2002. It should be read together with the Prospectus,  which may be obtained by writing to the Fund's Transfer Agent,  OppenheimerFunds  Services,  at P.O. Box
5270,  Denver,  Colorado 80217 or by calling the Transfer Agent at the toll-free  number shown above or by downloading it from the OppenheimerFunds Internet web site at www.oppenheimerfunds.com.

Contents
                                                                                                               Page

About the Fund

About Your Account

Financial Information About the Fund

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A B O U T  T H E  F U N D
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Additional Information About the Fund's Investment Policies and Risks

         The investment  objective and the principal  investment policies and the main risks of the Fund are described in the Prospectus.  This Statement of Additional  Information  contains  supplemental  information  about those policies and risks and the types of securities that the Fund's investment  Manager,  OppenheimerFunds,  Inc., can select for the Fund.
Additional information is also provided about the strategies that the Fund can use to try to achieve its objective.

The Fund's  Investment  Policies.  The  composition of the Fund's  portfolio and the  techniques and strategies  that the
Fund's  Manager can use in selecting  portfolio  securities  will vary over time.  The Fund is not required to use all of the investment  techniques and strategies  described below in seeking its goal. It can use some of the special investment techniques  and strategies at some times or not at all.The Fund does not make  investments  with the objective of seeking capital growth.  However,  the values of the securities  held by the Fund may be affected by changes in general  interest rates and other factors prior to their  maturity.  Because the current value of debt  securities  varies  inversely  with changes in prevailing  interest  rates,  if interest  rates  increase  after a security is purchased,  that security will normally fall in value.  Conversely,  should  interest rates  decrease after a security is purchased,  normally its value will rise.

         However,  those  fluctuations in value will not generally  result in realized gains or losses to the Fund unless the Fund sells the security  prior to the  security's  maturity.  A debt  security  held to maturity is redeemable by its issuer at full principal  value plus accrued  interest.  The Fund does not usually intend to dispose of securities  prior to their  maturity,  but may do so for liquidity  purposes,  or because of other factors  affecting the issuer that cause the Manager to sell the particular security. In that case, the Fund could realize a capital gain or loss on the sale.

         There  are  variations  in the  credit  quality  of  municipal  securities,  both  within  a  particular  rating classification  and between  classifications.  These  variations  depend on  numerous  factors.  The yields of  municipal securities depend on a number of factors,  including general  conditions in the municipal  securities market, the size of a particular  offering,  the maturity of the obligation and rating (if any) of the issue.  These factors are discussed in greater detail below.

         |X|  Portfolio  Turnover.  A change in the  securities  held by the Fund from buying and selling  investments is known as  "portfolio  turnover."  Short-term  trading  increases  the rate of portfolio  turnover and could  increase the
Fund's transaction costs.  However,  the Fund ordinarily incurs little or no brokerage expense because most of the Fund's portfolio transactions are principal trades that do not require payment of brokerage commissions.

         The Fund  ordinarily does not trade  securities to achieve  capital gains,  because they would not be tax-exempt income.  To a limited  degree,  the Fund may engage in  short-term  trading to attempt to take  advantage  of  short-term market  variations.  It may also do so to dispose of a portfolio  security prior to its maturity.  That might be done if, on the  basis of a  revised  credit  evaluation  of the  issuer  or  other  considerations,  the  Manager  believes  such disposition  is advisable or the Fund needs to generate cash to satisfy  requests to redeem Fund shares.  In those cases, the Fund may realize a capital gain or loss on its  investments.  The Fund's annual  portfolio  turnover rate normally is not expected to exceed 50%.

Municipal  Securities.  The types of municipal  securities in which the Fund may invest are  described in the  Prospectus under "About the Fund's  Investments."  Municipal  securities  are  generally  classified  as general  obligation  bonds, revenue bonds and notes. A discussion of the general  characteristics  of these principal  types of municipal  securities follows below.

         |X|  Municipal Bonds. We have classified  longer term municipal  securities as "municipal  bonds." The principal
classifications  of  long-term   municipal  bonds  are  "general   obligation"  and  "revenue"   (including   "industrial
development") bonds. They may have fixed, variable or floating rates of interest, as described below.

         Some bonds may be  "callable,"  allowing  the issuer to redeem  them  before  their  maturity  date.  To protect bondholders,  callable  bonds may be issued with  provisions  that  prevent  them from being called for a period of time.
Typically,  that is 5 to 10 years from the issuance date.  When interest rates decline,  if the call protection on a bond has expired,  it is more likely that the issuer may call the bond.  If that  occurs,  the Fund might have to reinvest the proceeds of the called bond in bonds that pay a lower rate of return.

              |_| General  Obligation  Bonds.  The basic security behind general  obligation bonds is the issuer's pledge of its full faith and credit and taxing,  if any,  power for the  repayment  of  principal  and the payment of  interest.
Issuers of general obligation bonds include states,  counties,  cities,  towns, and regional  districts.  The proceeds of these  obligations are used to fund a wide range of public  projects,  including  construction or improvement of schools, highways  and roads,  and water and sewer  systems.  The rate of taxes that can be levied for the payment of debt service on these  bonds may be  limited  or  unlimited.  Additionally,  there  may be limits as to the rate or amount of  special assessments that can be levied to meet these obligations.

              |_| Revenue Bonds.  The principal  security for a revenue bond is generally the net revenues derived from a particular  facility,  group of  facilities,  or, in some cases,  the proceeds of a special  excise tax or other specific revenue  source.  Revenue  bonds are issued to finance a wide variety of capital  projects.  Examples  include  electric, gas, water and sewer systems;  highways,  bridges, and tunnels;  port and airport facilities;  colleges and universities;
and hospitals.

         Although the  principal  security for these types of bonds may vary from bond to bond,  many provide  additional security in the form of a debt service  reserve  fund that may be used to make  principal  and  interest  payments on the issuer's  obligations.  Housing finance  authorities have a wide range of security,  including partially or fully insured mortgages,  rent  subsidized  and/or  collateralized  mortgages,  and/or the net  revenues  from  housing or other public projects.  Some authorities  provide further  security in the form of a state's ability  (without  obligation) to make up deficiencies in the debt service reserve fund.

              |_| Industrial  Development  Bonds.  Industrial  development  bonds are considered  municipal  bonds if the interest  paid is exempt from federal  income tax. They are issued by or on behalf of public  authorities  to raise money to finance  various  privately  operated  facilities  for business and  manufacturing,  housing,  sports,  and  pollution control.  These bonds may also be used to finance public  facilities such as airports,  mass transit systems,  ports, and parking.  The payment of the  principal and interest on such bonds is dependent  solely on the ability of the  facility's user to meet its financial  obligations  and the pledge,  if any, of real and personal  property  financed by the bond as security for those payments.

              |_| Private Activity Municipal  Securities.  The Tax Reform Act of 1986 (the "Tax Reform Act") reorganized, as well as amended,  the rules  governing tax exemption  for interest on certain types of municipal  securities.  The Tax
Reform Act  generally  did not change the tax  treatment  of bonds  issued in order to finance  governmental  operations.
Thus,  interest on general obligation bonds issued by or on behalf of state or local  governments,  the proceeds of which are used to  finance  the  operations  of such  governments,  continues  to be  tax-exempt.  However,  the Tax Reform Act limited the use of tax-exempt bonds for  non-governmental  (private)  purposes.  More stringent  restrictions were placed on the use of proceeds of such bonds.  Interest on certain  private  activity  bonds is taxable under the revised  rules.
There is an exception for "qualified"  tax-exempt  private activity bonds,  for example,  exempt facility bonds including certain  industrial  development  bonds,  qualified  mortgage bonds,  qualified  Section  501(c)(3)  bonds, and qualified student loan bonds.

         In  addition,  limitations  as to the amount of private  activity  bonds which each state may issue were revised downward by the Tax Reform Act, which will reduce the supply of such bonds.  The value of the Fund's  portfolio  could be affected if there is a reduction in the availability of such bonds.

         Interest on certain private activity bonds issued after August 7, 1986,  which continues to be tax-exempt,  will be treated as a tax preference item subject to the alternative  minimum tax (discussed  below) to which certain taxpayers are  subject.  The Fund may hold  municipal  securities  the  interest  on which (and thus a  proportionate  share of the exempt-interest  dividends paid by the Fund) will be subject to the Federal  alternative  minimum tax on individuals  and corporations.

         The Federal  alternative  minimum  tax is  designed to ensure that all persons who receive  income pay some tax, even if their regular tax is zero.  This is  accomplished  in part by including in taxable  income certain tax preference items that are used to calculate  alternative  minimum taxable income.  The Tax Reform Act made tax-exempt  interest from certain  private  activity bonds a tax preference  item for purposes of the  alternative  minimum tax on individuals  and corporations.  Any  exempt-interest  dividend  paid by a regulated  investment  company  will be treated as interest on a specific  private  activity bond to the extent of the  proportionate  relationship  the interest the  investment  company receives on such bonds bears to all its exempt interest dividends.

         In addition,  corporate taxpayers subject to the alternative minimum tax may, under some circumstances,  have to include  exempt-interest  dividends  in  calculating  their  alternative  minimum  taxable  income.  That could  occur in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

         To determine  whether a municipal  security is treated as a taxable  private  activity  bond, it is subject to a test for: (a) a trade or business  use and  security  interest,  or (b) a private  loan  restriction.  Under the trade or business use and security  interest  test,  an  obligation  is a private  activity bond if: (i) more than 10% of the bond proceeds  are used for private  business  purposes  and (ii) 10% or more of the payment of  principal  or interest on the issue is  directly or  indirectly  derived  from such  private use or is secured by the  privately  used  property or the payments  related to the use of the  property.  For certain  types of uses, a 5% threshold  is  substituted  for this 10%
threshold.

         The term  "private  business  use"  means any direct or  indirect  use in a trade or  business  carried on by an individual or entity other than a state or municipal  governmental  unit. Under the private loan restriction,  the amount of bond  proceeds  that  may be used to make  private  loans  is  limited  to the  lesser  of 5% or $5.0  million  of the proceeds.  Thus,  certain issues of municipal  securities could lose their tax-exempt status  retroactively if the issuer fails to meet certain  requirements as to the  expenditure of the proceeds of that issue or the use of the  bond-financed facility.  The Fund  makes no  independent  investigation  of the  users of such  bonds or their use of  proceeds  of the bonds.  If the Fund should hold a bond that loses its tax-exempt  status  retroactively,  there might be an adjustment to the tax-exempt income previously distributed to shareholders.

         Additionally,  a private  activity bond that would  otherwise be a qualified  tax-exempt  private  activity bond will not, under  Internal  Revenue Code Section  147(a),  be a qualified bond for any period during which it is held by a person  who is a  "substantial  user" of the  facilities  or by a  "related  person"  of such a  substantial  user.  This
"substantial  user" provision applies primarily to exempt facility bonds,  including  industrial  development  bonds. The
Fund may invest in industrial  development  bonds and other private  activity  bonds.  Therefore,  the Fund may not be an appropriate  investment for entities which are  "substantial  users" (or persons related to "substantial  users") of such exempt facilities.  Those entities and persons should consult their tax advisers before purchasing shares of the Fund.

         A "substantial  user" of such  facilities is defined  generally as a "non-exempt  person who regularly uses part of a facility"  financed from the proceeds of exempt  facility  bonds.  Generally,  an individual  will not be a "related person" under the Internal  Revenue Code unless such individual or the individual's  immediate family (spouse,  brothers, sisters and immediate  descendants)  own directly or indirectly in the aggregate  more than 50% in value of the equity of a corporation or partnership  which is a "substantial  user" of a facility  financed from the proceeds of exempt facility bonds.

         |X|  Municipal  Notes.  Municipal  securities  having a maturity  (when the security is issued) of less than one
(1) year are generally known as municipal  notes.  Municipal  notes generally are used to provide for short-term  working capital needs. Some of the types of municipal notes the Fund can invest in are described below.

              |_| Tax  Anticipation  Notes.  These  are  issued  to  finance  working  capital  needs of  municipalities.
Generally,  they are issued in  anticipation  of various  seasonal  tax  revenue,  such as  income,  sales,  use or other business taxes, and are payable from these specific future taxes.

              |_| Revenue  Anticipation  Notes.  These are notes  issued in  expectation  of  receipt  of other  types of revenue, such as Federal revenues available under Federal revenue-sharing programs.

              |_| Bond  Anticipation  Notes.  Bond  anticipation  notes are issued to  provide  interim  financing  until long-term  financing  can be  arranged.  The  long-term  bonds that are issued  typically  also provide the money for the repayment of the notes.

              |_| Construction  Loan Notes.  These are sold to provide  project  construction  financing  until permanent financing  can be  secured.  After  successful  completion  and  acceptance  of the  project,  it may  receive  permanent financing through public agencies, such as the Federal Housing Administration.

         |X|  Tax-Exempt  Commercial Paper. This type of short-term  obligation (usually having a maturity of two hundred seventy (270) days or less) is issued by a municipality to meet current working capital needs.

         |X|  Municipal  Lease  Obligations.  The  Fund's  investments  in  municipal  lease  obligations  may be through certificates of participation  that are offered to investors by public entities.  Municipal leases may take the form of a lease or an installment  purchase  contract issued by a state or local government  authority to obtain funds to acquire a wide variety of equipment and facilities.

         Some municipal lease securities may be deemed to be "illiquid"  securities.  Their purchase by the Fund would be limited as  described  below in  "Illiquid  Securities."  From time to time the Fund may  invest  more than 5% of its net assets in municipal lease  obligations  that the Manager has determined to be liquid under guidelines set by the Board of
Trustees.

         Those guidelines require the Manager to evaluate:
         o    the frequency of trades and price quotations for such securities;
         o    the number of dealers or other potential buyers willing to purchase or sell such securities;
         o    the availability of market-makers; and
         o    the nature of the trades for such securities.

         Municipal  leases have special  risk  considerations.  Although  lease  obligations  do not  constitute  general obligations of the municipality for which the  municipality's  taxing power is pledged,  a lease obligation is ordinarily backed by the  municipality's  covenant to budget for,  appropriate and make the payments due under the lease obligation.
However,  certain lease  obligations  contain  "non-appropriation"  clauses which  provide that the  municipality  has no obligation to make lease or installment  purchase  payments in future years unless money is appropriated for that purpose on a yearly  basis.  While the  obligation  might be  secured  by the  lease,  it might be  difficult  to dispose of that property in case of a default.

         Projects  financed with  certificates of participation  generally are not subject to state  constitutional  debt limitations  or other  statutory  requirements  that may apply to other  municipal  securities.  Payments  by the  public entity on the obligation  underlying the certificates are derived from available  revenue sources.  That revenue might be diverted to the funding of other municipal  service  projects.  Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

         In  addition to the risk of  "non-appropriation,"  municipal  lease  securities  do not have as highly  liquid a market as conventional  municipal bonds.  Municipal  leases,  like other municipal debt  obligations,  are subject to the risk of  non-payment of interest or repayment of principal by the issuer.  The ability of issuers of municipal  leases to make timely lease payments may be adversely  affected in general  economic  downturns and as relative  governmental  cost burdens are reallocated among federal,  state and local  governmental  units. A default in payment of income would result in a  reduction  of income to the Fund.  It could also  result in a  reduction  in the value of the  municipal  lease and that, as well as a default in repayment of principal, could result in a decrease in the net asset value of the Fund.

         |X|  Ratings of  Municipal  Securities.  Ratings  by ratings  organizations  such as Moody's  Investors  Service
("Moody's"),  Standard & Poor's  Ratings  Service  ("S&P") and Fitch,  Inc.  ("Fitch")  represent the  respective  rating agency's opinions of the credit quality of the municipal  securities they undertake to rate.  However,  their ratings are general opinions and are not guarantees of quality.  Municipal securities that have the same maturity,  coupon and rating may have  different  yields,  while other  municipal  securities  that have the same  maturity  and coupon but  different ratings may have the same yield.

         Subsequent  to its  purchase  by the Fund,  a  municipal  security  may cease to be rated or its  rating  may be reduced below the minimum  required for purchase by the Fund.  Neither event requires the Fund to sell the security,  but the Manager will  consider  such events in  determining  whether the Fund should  continue to hold the  security.  To the extent that  ratings  given by Moody's,  S&P, or Fitch  change as a result of changes in those  rating  organizations  or their rating  systems,  the Fund will attempt to use comparable  ratings as standards for  investments in accordance with the Fund's investment policies.

         The Fund may buy municipal  securities that are  "pre-refunded."  The issuer's obligation to repay the principal value of the security is generally  collateralized  with U.S.  government  securities  placed in an escrow account.  This causes the pre-refunded security to have essentially the same risks of default as a AAA-rated security.

         A list of the rating definitions of Moody's,  S&P, and Fitch for municipal  securities are contained in Appendix
A to this  Statement  of  Additional  Information.  The Fund can  purchase  securities  that are  unrated  by  nationally recognized  rating  organizations.  The Manager will make its own  assessment of the credit quality of unrated issues the
Fund buys. The Manager will use criteria  similar to those used by the rating  agencies,  and assign a rating category to a security that is comparable to what the Manager  believes a rating agency would assign to that security.  However,  the
Manager's rating does not constitute a guarantee of the quality of a particular issue.

              |_| Special  Risks  of  Lower-Grade  Securities.  Lower  grade  securities  may have a  higher  yield  than securities  rated in the higher  rating  categories.  In addition to having a greater risk of default  than  higher-grade securities,  there may be less of a market for these securities.  As a result they may be harder to sell at an acceptable price.  The additional  risks mean that the Fund may not receive the anticipated  level of income from these  securities, and the Fund's net asset value may be affected by declines in the value of lower-grade securities.  However,  because the added risk of lower quality  securities  might not be consistent with the Fund's policy of  preservation of capital,  the
Fund limits its investments in lower quality securities.

         While  securities  rated "Baa" by Moody's or "BBB" by S&P are investment  grade,  they may be subject to special risks and have some speculative characteristics.

Special  Investment  Considerations  - New York  Municipal  Securities.  As  explained  in the  Prospectus,  the  Trust's investments  are highly  sensitive to the fiscal  stability of New York State (referred to in the section as the "State")
and its  subdivisions,  agencies,  instrumentalities  or authorities,  including New York City, which issue the municipal securities  in which  the  Trust  invests.  The  following  information  on risk  factors  in  concentrating  in New York municipal  securities  is only a summary,  based on  publicly-available  official  statements  relating to  offerings  by issuers of New York  municipal  securities on or prior to July 15, 2000 with respect to offerings of New York State,  and on or prior to  December  22,  2000 with  respect to  offerings  by New York City.  No  representation  is made as to the accuracy of this information.

         During the mid-1970's the State, some of its agencies,  instrumentalities  and public benefit  corporations (the
"Authorities"),  and  certain of its  municipalities  faced  serious  financial  difficulties.  To address  many of these financial  problems,  the State  developed  various  programs,  many of which were  successful  in reducing the financial crisis.  Any further financial  problems  experienced by these Authorities or municipalities  could have a direct adverse effect on the New York municipal securities in which the Trust invests.

         |X| Factors Affecting Investments in New York State Securities.  The State's published forecast of its economy showed continued expansion during the 2000 calendar year, with employment growth gradually slowing from the 1999 calendar year. Employment in the State grew strongly for the first nine (9) months of 2000, with the service sector accounting for the largest increases.  On an average annual basis, the employment growth rate in the State was expected to be lower than in 1999, but not to exceed national employment growth. Projections for wages and personal income growth for 2000 were increased in November 2000, and reflect strong first quarter growth in bonus payments. However, the recent prolonged weakness exhibited by the stock market and the slowdown projected for the national economy suggest that the securities industry may not repeat its strong current-year performance. The Division of Budget now projects wage growth of 9.4% for 2000, followed by growth of 5.4% for 2001. Overall personal income growth of 8.0% is projected for 2000, with 5.0% growth in personal income expected for 2001.

         The forecast for continued,  though decelerating,  growth, and any resultant impact on the state plan, contained uncertainties.  The primary risk to the national economic outlook is the possibility of accelerating  inflation due to an oil shock or the  nation's  tight labor  marker.  In  response,  the Federal  Reserve  Board may feel  compelled to raise
interest  rates  even  further.   With  the  economy  already   slowing  down,   further  rate  hikes  could  cause  even
weaker-than-expected  growth  toward  the end of  2001.  Another  potential  risk  to the  national  economy  lies in the uncertain  future of the  financial  markets.  Should the stock  markets  undergo  future  significant  corrections,  the resultant  reduction in the value of household wealth could reduce  consumption  growth even further.  Alternatively,  an acceleration  in  technology-induced  productivity  growth  could lead to  enhanced  economic  performance.  The  State's forecast  is  subject  to the same  economic  uncertainties  as the  national  forecast,  as well as some  which are more specific  to the State.  For  example,  with Wall  street  fueling a  significant  portion  of the growth in the  State's revenues,  New York is particularly  vulnerable to an unexpectedly poor performance by the financial markets, which could reduce  securities  industry  rates of profit and bonus  payment  growth.  Any  actions by the Federal  Reserve  Board to moderate  inflation by increasing  interest rates more than anticipated may have an adverse impact in the State given the sensitivity of financial  markets to interest rate shifts and the prominence of these markets in the State's economy.  In addition, there is a possibility that  greater-than-anticipated  mergers,  downsizing,  and relocation of firms caused by deregulation and global competition may have a significant adverse effect on employment growth.

         Relative to the nation,  the State has a smaller share of  manufacturing  and construction and a larger share of service-related  industries.  The State's finance, insurance and real estate share, as measured by wages, is particularly large  relative to the  nation.  The State  projected  that is it likely to be less  affected  than the nation as a whole during an economic  recession that is concentrated in manufacturing and  construction,  but likely to be more affected by any economic downturn that is concentrated in the services sector.

         On May 10, 2000, the State issued the 2000-01  Financial Plan (the "May Financial  Plan"). On July 31, 2000, the
State  released the first of three  quarterly  updates to the May Financial  Plan (the "July  Update") and on October 30,
2000,  the State issued the second such quarterly  update (the "October  Update";  the May Financial  Plan, as updated by the July Update and the October Update, being the "State Plan").

         The  State's  General  Fund (the  major  operating  Fund of the  State)  was  projected  in the State Plan to be balanced on a cash basis for the 2000-01  fiscal year.  Total  receipts and transfers  from other funds were projected to reach $39.72 billion,  an increase of over $2.32 billion from the prior fiscal year, and  disbursements  and transfers to other funds were  projected to be $39.55  billion,  an increase of $2.38  million  from the total  disbursed in the prior fiscal year.

         The State  reported  that at the end of the first six (6) months of the 2000-01  fiscal  year,  the General Fund had a cash balance of $78.21  billion,  $437 million  above the estimate in the July Update.  Total General Fund receipts and  transfers  from other funds totaled  $24.51  billion  through  September.  Receipts and transfers  were $423 million higher than the cashflow  projections  in the July Update,  primarily due to  higher-than-projected  personal  income tax receipts.  Total General Fund disbursements and transfers to other funds totaled $18.19% billion through  September.  The results were generally  consistent  with the estimate of  disbursements  in the July Update.  The modest  decrease of $14 million  form the  estimate in the July Update was  attributable  to the timing of payments  and was not  anticipated  to affect year end disbursement totals.

         Although  receipt  results  through the first half of the 2000-01 fiscal year remained  strong,  several factors with a potentially  negative impact on future receipts  mitigated  against an upward revision in the receipt estimates at the time of the  October  Update.  These  included,  but were not limited  to, a possible  slowdown in national  economic activity  engineered by Federal Reserve Board policy;  an easing of growth in equity markets;  and continued  uncertainty with respect to financial  sector profits and bonus payments that determine a significant  portion of year-end income and corporate tax receipts.

         Projections  of total State  receipts in the State Plan are based on the State tax  structure  in effect  during the fiscal year and on assumptions  relating to basic economic  factors and their  historical  relationships to State tax receipts.  In  preparing  projections  of  State  receipts,  economic  forecasts  relating  to  personal  income,  wages, consumption,  profits and employment  were deemed to be particularly  important.  The State stated that its projection of receipts  from most tax or revenue  sources is generally  made by  estimating  the change in yield of such tax or revenue source  caused by economic and other  factors,  rather than by estimating  the total yield of such tax or revenue  source from its  estimated  tax base.  The  forecasting  methodology,  however,  was  designed to ensure that State  fiscal year collection  estimates for taxes that are based on a computation  of annual  liability,  such as the business and personal income taxes, are consistent with estimates of total liability under those taxes.

         Projections of total State disbursements were based on assumptions  relating to economic and demographic factors, potential  collective  bargaining  agreements,  levels of disbursements for various services provided by local governments
(where  the cost is  partially  reimbursed  by the  State),  and the  results  of  various  administrative  and  statutory mechanisms in controlling  disbursements for State  operations.  Factors that may affect the level of disbursements in the fiscal  year  included  uncertainties  relating to the  economy of the nation and the State,  the  policies of the federal government, collective bargaining negotiations and changes in the demand for and use of State services.

         Despite  recent  budgetary  surpluses  recorded  by the  State,  actions  affecting  the  level of  receipts  and disbursements,  the  relative  strength of the State and regional  economy,  and actions of the federal  government  could impact projected budget gaps for the State.  These gaps would result from a disparity between  recurring  revenues and the costs of increasing the level of support for State  programs.  To address a potential  imbalance in any given fiscal year, the State would be required to take actions to increase  receipts and/or reduce  disbursements as it enacts the budget for that year, and under the State  Constitution,  the Governor is required to propose a balanced budget each year.  There can be no assurance,  however,  that the legislature  will enact the Governor's  proposals or that the State's actions will be sufficient  to preserve  budgetary  balance in a given fiscal year or to align  recurring  receipts and  disbursements  in future fiscal years.

         |_|  State  Governmental  Funds  Group.  Substantially  all State  non-pension  financial  operations  are accounted for in the State's governmental funds group.
Governmental funds include:

         o    the General  Fund,  which is the major  operating  fund of the State and receives all receipts  that are not required by law to be  deposited  in another  fund,  including  most State tax  receipts  and certain  fees, transfers from other funds and miscellaneous receipts from other sources;
         o    Special Revenue Funds,  which account for the proceeds of specific revenues (other than expendable trusts or major capital projects), such as federal grants, that are legally restricted to specified purposes;
         o    Capital  Projects  Funds,  which account for financial  resources of the State to be for the  acquisition or construction of major capital  facilities  (other than those financed by Special Revenue Funds,  proprietary
              Funds and Fiduciary Funds); and
         o    Debt Service Funds, which account for the accumulation of resources  (including receipts from certain taxes, transfers  from other funds and  miscellaneous  revenues,  such as  dormitory  room rental  fees,  which are dedicated by statute for payment of rentals) for the payment of general  long-term  debt service and related costs and payments under lease-purchase and contractual-obligation financing arrangements.

         |_|  Local  Government  Assistance  Corporation.  In 1990, as part of a State fiscal reform program,  legislation was enacted creating Local Government  Assistance  Corporation,  a public benefit corporation empowered to issue long-term obligations to fund payments to local governments that had been  traditionally  funded through the State's annual seasonal borrowing.  The  legislation  authorized  the  corporation to issue its bonds and notes in an amount not in excess of $4.7 billion  (exclusive of certain  refunding  bonds).  Over a period of years,  the issuance of these long-term  obligations, which are to be  amortized  over no more than  thirty  (30)  years,  was  expected  to  eliminate  the need for  continued
short-term seasonal borrowing.

         The  legislation  also  dedicated  revenues  equal to one percent of the four percent  State sales and use tax to pay debt service on these bonds.  The  legislation  also imposed a cap on the annual  seasonal  borrowing of the State at $4.7  billion,  less net proceeds of bonds issued by the  corporation  and bonds issued to provide for capitalized  interest.  An exception is in cases where the Governor and the legislative  leaders have certified the need for  additional  borrowing  and have  provided a schedule for  reducing it to the cap. If borrowing  above the cap is thus  permitted  in any fiscal  year,  it is required  by law to be reduced to the cap by the fourth  fiscal year after the limit was first exceeded.  This provision capping the seasonal  borrowing was included as a covenant with the corporation's bondholders in the resolution authorizing such bonds.

         As of June 1995,  the  corporation  had issued  bonds and notes to provide net  proceeds of $4.7  billion, completing  the program.  The impact of its borrowing,  as well as other changes in revenue and spending  patterns, is that the  State  has been able to meet its cash flow  needs  throughout  the  fiscal  year  without  relying  on short-term seasonal borrowings.

         |X|  Authorities.  The fiscal  stability  of the State is related  to the fiscal  stability  of its public
Authorities.  Authorities have various  responsibilities,  including those which finance,  construct and/or operate revenue-producing  public  facilities.  Authorities  are not  subject  to the  constitutional  restrictions  on the incurrence  of debt  which  apply to the State  itself,  and may issue  bonds and notes  within  the  amounts,  and restrictions set forth in their legislative authorization.

         Authorities are generally  supported by revenues  generated by the projects financed or operated,  such as tolls  charged for use of  highways,  bridges or tunnels,  charges for  electric  power,  electric  and gas utility services,  rentals  charged  for and housing  units and  charges  for  occupancy  at medical  care  facilities.  In addition,  State  legislation  authorizes  several  financing  techniques  for  Authorities.  There  are  statutory arrangements  providing  for State local  assistance  payments  otherwise  payable to  localities  to be made under certain  circumstances  to Authorities.  Although the State has no obligation to provide  additional  assistance to localities  whose local  assistance  payments  have been paid to  Authorities  under these  arrangements,  if local
assistance  payments  are  diverted,  the  affected  localities  could  seek  additional  State  assistance.   Some
Authorities  also  receive  moneys from State  appropriations  to pay for the  operating  costs of certain of their programs.

         |X|  Ratings of the State's  Securities.  Moody's  Investors  Service,  Inc. has rated the State's general obligation  bonds from "A2" and Standard & Poor's Rating  Services,  a Division of the McGraw-Hill  Companies,  has
rated those bonds "A+".

         Ratings reflect only the views of the ratings  organizations,  and an explanation of the significance of a rating may be obtained  from the rating  agency  furnishing  the rating.  There is no  assurance  that a particular rating  will  continue  for any given  period of time or that a rating will not be revised  downward  or  withdrawn entirely,  if, in the  judgment of the agency  originally  establishing  the rating,  circumstances  so warrant.  A downward  revision  or  withdrawal  of a rating may have an effect on the market  price of the State and  municipal securities in which the Trust invests.

         |X|  The  State's  General  Obligation  Debt.  As of March 31,  2000,  the State  had  approximately  $4.6 billion in general  obligation  bonds  outstanding.  Principal  and interest due on general  obligation  bonds were
$724 million for the 1999-2000  fiscal year and are estimated to be $687.4  million for the State's  2000-01 fiscal year.

         |X|  Pending  Litigation.  The State is a defendant in numerous  legal  proceedings  pertaining to matters incidental to the performance of routine  governmental  operations.  That litigation  includes,  but is not limited to, claims asserted  against the State  involving  State finances and programs and arising from alleged  violations of civil rights,  alleged  torts,  alleged  breaches of  contracts,  real  property  proceedings  and other alleged violations of State and Federal  laws.  These  proceedings  could affect  adversely the financial  condition of the
State in the 2000-01 fiscal year or thereafter.

         The State  believes that the State Plan  includes  sufficient  reserves for the payment of judgments  that may be required during the 2000-01 fiscal year.  There can be no assurance,  however,  that an adverse  decision in any of these  proceedings  would not exceed the amount the State Plan  reserves for the payment of  judgments  and, therefore, could affect the ability of the State to maintain a balanced 2000-01 financial plan.

         In addition,  the State is party to other  claims and  litigation  that its legal  counsel has advised are not  probable of adverse  court  decisions  or are not deemed to be  materially  adverse.  Although  the amounts of potential losses,  if any, are not presently  determinable,  it is the State's opinion that its ultimate  liability in these cases is not expected to have a material adverse effect on the State's  financial  position in the 2000-01 fiscal year or thereafter.

         |X|  Other  Functions.  Certain  localities  in  addition  to New York  City  have  experienced  financial problems and have requested and received  additional State  assistance  during the last several State fiscal years.
The  potential  impact on the State of any future  requests by  localities  for  additional  oversight or financial assistance is not included in the  projections of the State's  receipts and  disbursements  for the State's 2000-01 fiscal year.

         |X|  Factors Affecting Investments in New York City Municipal  Securities.  New York City (the "City") has
a highly diversified  economic base, with a substantial  volume of business activity in the service,  wholesale and retail trade and manufacturing  industries and is the location of many securities,  banking, law, accounting,  news media and advertising firms.

         Economic  activity  in the City has  experienced  periods of growth and  recession  and can be expected to experience  periods  of  growth  and  recession  in the  future.  Changes  in the  economic  activity  in the City, particularly  employment,  per capita personal income and retail sales may have an impact on the City. From 1969 to
1977, the City experienced  substantial  declines in employment,  but from 1978 to 1987 the City experienced strong growth in jobs,  especially in the city's  finance,  insurance  and real estate  sectors due in large part to lower inflation,  lower interest rates and a strong securities market.  Beginning in 1988,  employment growth in the City slowed,  and in 1990 the City  experienced  job losses,  although  the U.S.  economy  expanded  during that period.
During 1991 and 1992,  employment  levels in the city continued to decline.  In recent years,  the City experienced increases in  employment.  Real per capital  personal  income (i.e.  per capita  personal  income  adjusted for the effects of inflation  and the  differential  in living  costs) has  generally  experienced  fewer  fluctuations  in employment in the City.  Although the City  periodically  experienced  declines in real per capita  income  between
1969 and 1981,  real per capita income in the City has generally  increased from the mid-1980's  until the present.
In nearly all of the years between 1969 and 1990 the city experienced  strong  increases in retail sales.  However, from 1991 to 1993,  the city  experienced  a weak period of retail  sales.  Since 1994,  the City has returned to a period of growth in retail sales. Overall, the City's economic improvement  accelerated  significantly between 1997 and 1999.  Much of the increase  can be traced from the  performance  of the  securities  industry,  but the City's economy also produced  gains in the retail trade sector,  the hotel and tourism  industry,  and business  services, with private sector  employment  growing at a record pace. The City's  current  financial plan assumes that,  after strong growth in 2000,  moderate  economic growth will exist through calendar year 2003, with moderating job growth and wage increases.

         For each of the 1981 through 2000 fiscal years, the City had an operating  surplus,  before  discretionary and other transfers,  and achieved  balanced  operating  results as reported in accordance with generally  accepted accounting  principles after  discretionary  and other transfers.  The City has been required to close  substantial gaps between forecast revenues and forecast  expenditures in order to maintain balanced  operating  results.  There can be no assurance  that the City will continue to maintain  balanced  operating  results as required by State law without tax or other  revenue  increases  or  reductions  in City  services or  entitlement  programs,  which could adversely affect the City's economic base.

         The Mayor is responsible for preparing the City's financial plan,  including the City's current  financial plan for the 2001 through 2004 fiscal years  (referred to below as the "2001-2004  Financial  Plan",  or "Financial
Plan").

         The  City's  projections  set  forth  in  the  Financial  Plan  are  based  on  various   assumptions  and
contingencies  which  are  uncertain  and  which  may not  materialize.  Implementation  of the  Financial  Plan is dependent  upon the  City's  ability to market its  securities  successfully.  The  City's  program  for  financing capital  projects  for fiscal  years 2001 through 2004  contemplates  the  issuance  approximately  $7.4 billion of general  obligation bonds and  approximately  $5.54 billion of bonds to be issued by the New York City Transitional
Finance  Authority  (the  "Finance  Authority").  In  addition,  it is currently  expected  that the City will have access to  approximately  $2.4 billion  (including the $604 million of bond proceeds  received by December 2000) of proceeds from the sale of tobacco  settlement bonds to be issued by TSASC, Inc.  ("TSASC").  Such bonds are secured by revenues  derived  from the  settlement  litigation  with tobacco  companies  selling  cigarettes  in the United
States.  The Finance  Authority  and TSASC were created to assist the City in financing  its capital  program while keeping the City's  indebtedness  within the forecast  level of the  constitutional  restrictions  on the amount of debt the City is authorized to incur.

         In addition,  the City issues revenue and tax  anticipation  notes to finance its seasonal working capital requirements.  The success of projected  public sales of City,  New York City  Municipal  Water  Finance  Authority
("Water  Authority"),  Finance  Authority,  TSASC and other  bonds and notes will be subject to  prevailing  market conditions.  The City's  planned  capital and operating  expenditures  are  dependent  upon the sale of its general obligation  bonds and notes,  and the Water  Authority,  Finance  Authority  and TSASC bonds.  Future  developments concerning  the City and public  discussion of such  developments,  as well as prevailing  market  conditions,  may affect the market for outstanding City general obligation bonds and notes.

         The City  Comptroller  and other  agencies and public  officials  issue  periodic  reports and make public statements which,  among other things,  state that projected  revenues and expenditures may be different from those forecast  in the City's  financial  plans.  It is  reasonable  to expect  that such  reports  and  statements  will continue to be issued and to engender public comment.

         |X|  2001-2004  Financial  Plan.  The Financial  Plan for the 2001 through 2004 fiscal years,  released on
November  17,  2000,  projects  that  revenues  and  expenditures  for the 2001  fiscal  year will be  balanced  in accordance  with generally  accepted  accounting  principles,  and projects gaps of $2.5 billion,  $3.0 billion and
$3.0 billion for fiscal years 2002 through  2004,  respectively,  after  implementation  of a gap closing  program.
The  Financial  Plan depends upon its  projections  of  increased  tax revenues in fiscal years 2001 through  2004, reflecting  primarily  increases in projected  personal  income,  business and sales tax revenues;  projections  of increases  in revenues in fiscal years 2001 through 2004 due to  reductions  in proposed tax cuts;  projections  of increased  pension costs  resulting  primarily from a cost of living  adjustment in pension  payments for the years
2001  through  2004 and a reduction in  projected  Federal  assistance  of $75 million in each of fiscal years 2001 through 2004. The Financial Plan further includes proposed  discretionary  transfer in the 2001 fiscal year of $1.3 billion to pay debt  service due in fiscal year 2002 and a proposed  discretionary  transfer in fiscal year 2002 to pay debt service due in fiscal year 2003 of $345 million.

         The Financial  Plan contains a labor reserve for merit pay wage  increases for City  employees for two (2)
years after their collective  bargaining  agreements expire, at a cost of $325 million,  $750 million, $800 million and $800 million in fiscal years 2001 through 2004,  respectively.  The proposed wage increases are contingent upon the City  achieving  proposed  productivity  savings and reducing  fringe  benefit  costs in amounts  totaling $250 million,  $265 million,  $280 million and $300 million in fiscal years 2001 through 2004,  respectively,  which are subject to collective  bargaining  negotiations.  The Financial Plan does not make any provision for wage increases other than the labor reserve for merit pay increases discussed above.

         The Financial  Plan also reflects a tax reduction  program  including the  elimination  of the  commercial rent tax over four (4) years  commencing  June 1, 2000; a reduction and  restructuring  of the 14% personal  income tax surcharge,  effective  January 1, 2001,  which has been passed by the City Council and signed by the Mayor; the extension  of current  tax  reductions  for owners of  cooperative  and  condominium  apartments;  and the  borough development  program.  The extension of current tax reductions for cooperative and  condominium  apartments,  which would have an annual cost of  approximately  $200  million  commencing  in fiscal year 2002,  has not yet  received
State legislative approval.

         In  addition,  the  economic and  financial  condition  of the City may be affected by various  financial, social, economic and other factors which could have a material effect on the City.

         The  projections  and  assumptions  contained  in the  Financial  Plan are subject to  revision  which may involve  substantial  change,  and no assurance can be given that these  estimates and  projections,  which include actions which the City expects will be taken but which are not within the City's control, will be realized.

         |X|  Ratings of the  City's  Bonds.  Moody's  Investors  Service,  Inc.  ("Moody's")  has rated the City's outstanding  general  obligation  bonds  "A2."  Standard  and  Poor's  Ratings  Group,  a division  of  McGraw-Hill
Companies,  Inc. ("Standard & Poor's"),  has rated those bonds "A." Fitch Inc. ("Fitch"),  the international rating agency,  has rated  these  bonds  "A+." These  ratings  reflect  only the views of  Moody's,  Standard & Poor's and
Fitch from which an explanation  of the  significance  of such ratings may be obtained.  There is no assurance that those  ratings will  continue  for any given period of time or that they will not be revised  downward or withdrawn entirely.  Any downward  revision or  withdrawal  could have an adverse  effect on the market  prices of the City's bonds.  On July 16,  1998,  Standard & Poor's  revised its rating of City bonds to "A-" from  "BBB+." On  September
13,  2000,  Standard & Poor's  revised  its rating of City Bonds  upward to "A."  Moody's  rating of City bonds was revised in August 2000 to "A2" from "A3." On March 8, 1999,  Fitch  revised its rating of City bonds  upward to "A"
from "A-" and on September 15, 2000, Fitch revised its rating to "A+."

         |X|  The  City's  Outstanding  Indebtedness.  As of  September  30,  2000,  the  City  and  the  Municipal
Assistance  Corporation  for the  City of New York  had,  respectively,  $25.677  billion  and  $2.509  billion  of outstanding net long-term debt.

         The City  depends  on the State for State aid both to enable  the City to  balance  its budget and to meet its cash  requirements.  There can be no assurance  that there will not be reductions in State aid to the City from amounts  currently  projected;  that State  budgets in future fiscal years will be adopted by the April 1 statutory deadline,  or interim  appropriations  will be enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures.

         |X|  Pending  Litigation.  The City is a defendant in lawsuits  pertaining to material matters,  including claims  asserted that are  incidental to performing  routine  governmental  and other  functions.  That  litigation includes,  but is not limited to,  actions  commenced and claims  asserted  against the City arising out of alleged
constitutional   violations,   torts,  breaches  of  contract,   and  other  violations  of  law  and  condemnation
proceedings.  While the ultimate  outcome and fiscal  impact,  if any, on the City of such  proceedings  and claims are not currently  predictable,  adverse  determinations in certain of them might have material adverse effect upon the City's  ability to carry out the  Financial  Plan.  For the fiscal year ended on June 30,  2000,  the City paid
$490.7 million for judgments and claims.  The Financial  Plan includes  provision for the payment of judgements and claims of $442.3 million,  $463.5 million,  $482.7 million,  $507.7 million for the 2001 through 2004 fiscal years, respectively.  As of June 30, 2000,  the City  estimates its potential  future  liability  for  outstanding  claims against it to be approximately $3.5 billion.

Other  Investment  Techniques and Strategies.  In seeking its objective,  the Fund may from time to time employ the types  of  investment  strategies  and  investments  described  below.  It is  not  required  to use  all of  these strategies at all times, and at times may not use them.

         |X|  Floating  Rate  and  Variable  Rate  Obligations.  Variable  rate  demand  obligations  have a demand feature that allows the Fund to tender the  obligation  to the issuer or a third party prior to its  maturity.  The tender may be at par value plus accrued interest, according to the terms of the obligations.

         The interest rate on a floating rate demand note is based on a stated  prevailing  market rate,  such as a bank's  prime  rate,  the ninety one (91) day U.S.  Treasury  Bill rate,  or some other  standard,  and is adjusted automatically  each time such rate is adjusted.  The interest  rate on a variable rate demand note is also based on a stated  prevailing  market rate but is adjusted  automatically  at  specified  intervals of not less than one (1)
year.  Generally,  the changes in the  interest  rate on such  securities  reduce the  fluctuation  in their market value.  As interest rates decrease or increase,  the potential for capital  appreciation  or  depreciation  is less than that for  fixed-rate  obligations of the same  maturity.  The Manager may determine  that an unrated  floating rate or variable rate demand  obligation  meets the Fund's quality  standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

         Floating  rate and variable  rate demand  notes that have a stated  maturity in excess of one (1) year may have  features  that permit the holder to recover the  principal  amount of the  underlying  security at  specified intervals not  exceeding  one (1) year and upon no more than thirty (30) days'  notice.  The issuer of that type of note  normally  has a  corresponding  right in its  discretion,  after a given  period,  to prepay the  outstanding principal amount of the note plus accrued  interest.  Generally the issuer must provide a specified number of days'
notice to the holder.

         |X|  Inverse  Floaters  and Other  Derivative  Investments.  The Fund will  invest in inverse  floaters to seek higher tax-exempt  yields than are available from fixed-rate bonds that have comparable  maturities and credit ratings.  Inverse floaters may offer relatively high current income,  reflecting the spread between  short-term and long-term  tax-exempt  interest rates. As long as the municipal yield curve remains relatively steep and short term rates  remain  relatively  low,  owners  of  inverse  floaters  will  have  the  opportunity  to earn  interest  at above-market  rates because they receive  interest at the higher long-term rates but have paid for bonds with lower short-term  rates.  If the yield curve flattens and shifts upward,  an inverse floater will lose value more quickly than a conventional  long-term bond. In some cases,  the holder of an inverse floater may have an option to convert the floater to a fixed-rate bond, pursuant to a "rate-lock" option.

         Some  inverse  floaters  have a  feature  known as an  interest  rate  "cap"  as part of the  terms of the investment.  Investing in inverse  floaters that have  interest rate caps might be part of a portfolio  strategy to try to maintain a high current  yield for the Fund when the Fund has invested in inverse  floaters  that expose the
Fund to the risk of short-term  interest rate  fluctuations.  "Embedded" caps can be used to hedge a portion of the
Fund's  exposure to rising  interest  rates.  When interest rates exceed a  pre-determined  rate, the cap generates additional  cash flows  that  offset  the  decline  in  interest  rates on the  inverse  floater,  and the hedge is successful.  However,  the Fund bears the risk that if interest  rates do not rise above the  pre-determined  rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

         Inverse  floaters are a form of derivative  investment.  Certain  derivatives,  such as options,  futures, indexed  securities and entering into swap  agreements,  can be used to increase or decrease the Fund's exposure to changing  security  prices,  interest  rates or other factors that affect the value of securities.  However,  these techniques  could result in losses to the Fund, if the Manager  judges market  conditions  incorrectly or employs a strategy that does not correlate well with the Fund's other  investments.  These techniques can cause losses if the counterparty  does not perform its  promises.  An  additional  risk of investing in municipal  securities  that are derivative  investments  is that their  market  value could be expected to vary to a much  greater  extent than the market  value of  municipal  securities  that are not  derivative  investments  but have  similar  credit  quality, redemption provisions and maturities.

         |X|  When-Issued and  Delayed-Delivery  Transactions.  The Fund can purchase securities on a "when-issued"
basis,  and  may  purchase  or  sell  such  securities  on a  "delayed-delivery"  or  "forward  commitment"  basis.
"When-issued"  or "delayed  delivery"  refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

         When such  transactions  are negotiated  the price (which is generally  expressed in yield terms) is fixed at the time the commitment is made.  Delivery and payment for the securities  take place at a later date.  Normally the  settlement  date is within six (6) months of the  purchase of  municipal  bonds and notes.  However,  the Fund may,  from time to time,  purchase  municipal  securities  having a  settlement  date more than six (6)  months and possibly  as long as two (2) years or more after the trade  date.  The  securities  are  subject to change in value from market  fluctuation  during the settlement  period. The value at delivery may be less than the purchase price.
For example,  changes in interest rates in a direction  other than that expected by the Manager  before  settlement will affect the value of such  securities  and may cause loss to the Fund.  No income  begins to accrue to the Fund on a when-issued security until the Fund receives the security at settlement of the trade.

         The Fund  will  engage  in  when-issued  transactions  in  order to  secure  what is  considered  to be an advantageous  price and yield at the time of entering  into the  obligation.  When the Fund engages in  when-issued or  delayed-delivery  transactions,  it  relies  on the  buyer  or  seller,  as the case may be,  to  complete  the transaction.  Its  failure to do so may cause the Fund to lose the  opportunity  to obtain the  security at a price and yield it considers advantageous.

         When the Fund engages in  when-issued  and  delayed-delivery  transactions,  it does so for the purpose of acquiring or selling securities  consistent with its investment  objective and policies or for delivery pursuant to options  contracts it has entered  into,  and not for the purpose of  investment  leverage.  Although the Fund will enter into when-issued or delayed-delivery  purchase transactions to acquire securities,  the Fund may dispose of a commitment  prior to  settlement.  If the Fund  chooses to dispose of the right to acquire a  when-issued  security prior to its  acquisition  or to dispose of its right to deliver or receive  against a forward  commitment,  it may incur a gain or loss.

         At the time the Fund makes a  commitment  to  purchase  or sell a  security  on a  when-issued  or forward commitment  basis, it records the transaction on its books and reflects the value of the security  purchased.  In a sale  transaction,  it records the  proceeds to be received,  in  determining  its net asset  value.  The Fund will identify on its books cash, U.S.  government  securities or other high grade debt obligations at least equal to the value of purchase commitments until the Fund pays for the investment.

         When-issued  transactions  and forward  commitments  can be used by the Fund as a defensive  technique  to hedge  against  anticipated  changes in interest  rates and prices.  For  instance,  in periods of rising  interest rates and  falling  prices,  the Fund might sell  securities  in its  portfolio  on a forward  commitment  basis to attempt to limit its  exposure to  anticipated  falling  prices.  In periods of falling  interest  rates and rising prices,  the Fund might sell portfolio  securities and purchase the same or similar  securities on a when-issued or forward commitment basis, to obtain the benefit of currently higher cash yields.

         |X|  Zero-Coupon  Securities.  The Fund may buy zero-coupon  and delayed  interest  municipal  securities.
Zero-coupon  securities  do not make  periodic  interest  payments and are sold at a deep  discount from their face value.  The buyer  recognizes a rate of return  determined by the gradual  appreciation  of the security,  which is redeemed at face value on a specified  maturity date.  This discount  depends on the time remaining until maturity, as well as prevailing  interest rates,  the liquidity of the security and the credit quality of the issuer.  In the absence of  threats to the  issuer's  credit  quality,  the  discount  typically  decreases  as the  maturity  date approaches.  Some  zero-coupon  securities  are  convertible,  in that  they  are  zero-coupon  securities  until a predetermined date, at which time they convert to a security with a specified coupon rate.

         Because  zero-coupon  securities pay no interest and compound  semi-annually at the rate fixed at the time of their  issuance,  their value is generally  more volatile than the value of other debt  securities.  Their value may  fall  more  dramatically  than the  value of  interest-bearing  securities  when  interest  rates  rise.  When prevailing  interest  rates fall,  zero-coupon  securities  tend to rise more rapidly in value  because they have a fixed rate of return.

         The  Fund's  investment  in  zero-coupon  securities  may  cause  the Fund to  recognize  income  and make distributions  to  shareholders  before it receives any cash payments on the  zero-coupon  investment.  To generate cash to satisfy those distribution  requirements,  the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

         |X|  Puts  and  Standby  Commitments.  When  the Fund  buys a  municipal  security  subject  to a  standby commitment to repurchase the security,  the Fund is entitled to same-day  settlement  from the purchaser.  The Fund receives an exercise  price equal to the amortized  cost of the  underlying  security plus any accrued  interest at the time of  exercise.  A put  purchased  in  conjunction  with a municipal  security  enables the Fund to sell the underlying security within a specified period of time at a fixed exercise price.

         The Fund might  purchase a standby  commitment or put  separately in cash or it might acquire the security subject to the standby  commitment or put (at a price that reflects that additional  feature).  The Fund will enter into these  transactions  only with banks and securities  dealers that, in the Manager's  opinion,  present minimal credit risks.  The Fund's  ability to exercise a put or standby  commitment  will depend on the ability of the bank or dealer to pay for the  securities if the put or standby  commitment  is exercised.  If the bank or dealer should default  on its  obligation,  the Fund might not be able to recover  all or a portion  of any loss  sustained  from having to sell the security elsewhere.

         Puts and standby  commitments  are not  transferable  by the Fund.  They  terminate  if the Fund sells the underlying  security to a third party.  The Fund intends to enter into these  arrangements to facilitate  portfolio liquidity,  although such  arrangements  might enable the Fund to sell a security at a pre-arranged  price that may be higher than the prevailing  market price at the time the put or standby  commitment is exercised.  However,  the
Fund might refrain from exercising a put or standby  commitment if the exercise price is significantly  higher than the  prevailing  market price,  to avoid imposing a loss on the seller that could  jeopardize  the Fund's  business relationships with the seller.

         A put or standby commitment  increases the cost of the security and reduces the yield otherwise  available from the security.  Any consideration  paid by the Fund for the put or standby  commitment will be reflected on the
Fund's books as unrealized  depreciation  while the put or standby  commitment is held, and a realized gain or loss when  the put or  commitment  is  exercised  or  expires.  Interest  income  received  by the Fund  from  municipal securities  subject to puts or stand-by  commitments may not qualify as tax exempt in its hands if the terms of the put or  stand-by  commitment  cause  the Fund  not to be  treated  as the tax  owner  of the  underlying  municipal securities.

         |X|  Repurchase  Agreements.  The Fund may acquire  securities  subject to repurchase  agreements.  It may do so for liquidity  purposes to meet  anticipated  redemptions  of Fund shares,  or pending the  investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions.

          In a repurchase  transaction,  the Fund acquires a security  from,  and  simultaneously  resells it to an approved  vendor for delivery on an agreed upon future  date.  The resale  price  exceeds the purchase  price by an amount that reflects an agreed-upon  interest rate  effective for the period during which the repurchase  agreement is in effect.  Approved vendors include U.S.  commercial  banks,  U.S.  branches of foreign banks or broker-dealers that have been  designated a primary dealer in government  securities,  which meet the credit  requirements  set by the Fund's Board of Trustees from time to time.

         The majority of these  transactions run from day to day.  Delivery pursuant to resale typically will occur within one to five (5) days of the  purchase.  Repurchase  agreements  having a maturity  beyond seven (7) days are subject to the Fund's  limits on holding  illiquid  investments.  There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven (7) days or less.

         Repurchase  agreements,  considered  "loans" under the Investment  Company Act, are  collateralized by the underlying  security.  The Fund's repurchase  agreements  require that at all times while the repurchase  agreement is in  effect,  the  collateral's  value  must  equal or exceed the  repurchase  price to fully  collateralize  the repayment  obligation.  Additionally,  the Manager will impose  creditworthiness  requirements  to confirm that the vendor is financially sound and will continuously  monitor the collateral's value.  However, if the vendor fails to pay the resale  price on the  delivery  date,  the Fund may incur  costs in  disposing  of the  collateral  and may experience losses if there is any delay in its ability to do so.

         |X|  Illiquid  Securities.  The Fund has  percentage  limitations  that  apply to  purchases  of  illiquid securities,  as  stated  in the  Prospectus.  As a matter of  fundamental  policy,  the Fund  cannot  purchase  any securities that are subject to restrictions on resale.

         |X| Borrowing for  Leverage.  The 1940 Act imposes  certain  restrictions  on the borrowing  activities of mutual funds.  The  restrictions on borrowing are designed to protect  shareholders  and their investment in a fund by limiting a fund's  ability to leverage its assets.  Leverage  exists when a fund has the right to a return on an investment that exceeds the amount the fund  contributed to the  investment.  Borrowing money to make an investment is an example of how a fund leverages its assets.  The use of leverage exposes  shareholders and their  investments in a fund to a greater  risk of loss.  For  example,  borrowing  may cause the value of a fund's  shares to be more volatile  than if the fund did not borrow.  A fund's  borrowing  policy must be a  fundamental  investment  policy.
Under the  Investment  Company Act, the maximum  amount a mutual fund  currently may borrow from banks is one-third of its  total  assets  (including  the  amount  borrowed).  A fund may  borrow  up to 5% of its  total  assets  for temporary purposes from any person.

         The Fund will pay interest on these loans,  and that interest  expense will raise the overall  expenses of the Fund and reduce its returns.  If it does borrow,  its expenses  will be greater than  comparable  funds that do not  borrow  for  leverage.  The  interest  on a loan  might be more (or  less)  than the  yield on the  securities purchased  with the loan  proceeds.  Additionally,  the Fund's net asset value per share might  fluctuate more than that of funds that do not borrow.

         |X|  Loans of  Portfolio  Securities.  To attempt to raise  income or raise cash for  liquidity  purposes, the Fund may lend its portfolio securities to brokers,  dealers and other financial  institutions.  These loans are limited  to not more  than 25% of the  value of the  Fund's  total  assets.  There  are  risks in  connection  with securities  lending.  The Fund might experience a delay in receiving  additional  collateral to secure a loan, or a delay in  recovery of the loaned  securities.  The Fund  presently  does not intend to lend  securities,  but if it does, the value of loaned  securities is not expected to exceed 5% of the value of the Fund's total assets.  Income from securities loans does not constitute exempt-interest income for the purpose of paying tax-exempt dividends.

         The Fund must receive collateral for a loan. Under current applicable  regulatory  requirements (which are subject to change),  on each  business  day the loan  collateral  must be at least equal to the value of the loaned securities.  It must consist of cash,  bank letters of credit,  securities  of the U.S.  government or its agencies or  instrumentalities,  or other cash  equivalents  in which the Fund is permitted to invest.  To be  acceptable as collateral,  letters of credit  must  obligate a bank to pay amounts  demanded by the Fund if the demand  meets the terms of the  letter.  The terms of the  letter of credit and the  issuing  bank both must be  satisfactory  to the
Fund.

         When it lends  securities,  the Fund  receives  amounts  equal to the  dividends or interest on the loaned securities.  It also  receives  one or more of (a)  negotiated  loan  fees,  (b)  interest  on  securities  used as collateral,  and (c) interest on short-term  debt  securities  purchased with the loan  collateral.  Either type of interest may be shared with the borrower.  The Fund may pay reasonable  finder's,  administrative  or other fees in connection with these loans.  The terms of the Fund's loans must meet applicable  tests under the Internal  Revenue
Code and must permit the Fund to  reacquire  loaned  securities  on five (5) days' notice or in time to vote on any important matter.

         |X|  Hedging.  The Fund can use  hedging to attempt to protect  against  declines  in the market  value of its  portfolio,  to permit  the Fund to retain  unrealized  gains in the value of  portfolio  securities  that have appreciated, or to facilitate selling securities for investment reasons. To do so the Fund could:
         o    sell interest rate futures or municipal bond index futures,
         o    buy puts on such futures or securities, or
         o    write covered calls on securities,  interest rate futures or municipal  bond index  futures.  Covered calls can also be written on debt  securities  to attempt to  increase  the Fund's  income,  but that income would not be  tax-exempt.  Therefore it is unlikely  that the Fund would write  covered  calls for that purpose.
         The Fund can also use  hedging  to  establish  a position  in the debt  securities  market as a  temporary substitute for purchasing  individual  debt  securities.  In that case the Fund would normally seek to purchase the securities, and then terminate that hedging position. For this type of hedging, the Fund could:
         o    buy interest rate futures or municipal bond index futures, or
         o    buy calls on such futures or on securities.

         The Fund is not  obligated  to use hedging  instruments,  even though it is  permitted  to use them in the
Manager's  discretion,  as  described  below.  The Fund's  strategy of hedging  with futures and options on futures will be incidental to the Fund's  investment  activities in the  underlying  cash market.  The  particular  hedging instruments the Fund can use are described below.  The Fund may employ new hedging  instruments and strategies when they are  developed,  if those  investment  methods are  consistent  with the Fund's  investment  objective and are permissible under applicable regulations governing the Fund.

              |_| Futures.  The Fund can buy and sell  futures  contracts  relating  to interest  rates  (these are called  "interest  rate  futures") and  broadly-based  municipal  bond indices (these are referred to as "municipal bond index futures").  As a fundamental policy, these are the only futures contracts the Fund can buy and sell.

         An interest  rate future  obligates  the seller to deliver (and the  purchaser to take) cash or a specific type of debt  security  to settle the  futures  transaction.  Either  party  could  also  enter into an  offsetting contract to close out the futures position.

         A "municipal bond index" assigns  relative values to the municipal bonds in the index,  and is used as the basis for  trading  long-term  municipal  bond  futures  contracts.  Municipal  bond index  futures  are similar to interest rate futures except that  settlement is made only in cash.  The obligation  under the contract may also be satisfied by entering into an offsetting  contract.  The strategies  which the Fund employs in using municipal bond index futures are similar to those with regard to interest rate futures.

         No money is paid or  received  by the Fund on the  purchase  or sale of a  future.  Upon  entering  into a futures  transaction,  the Fund will be required to deposit an initial  margin  payment in cash or U.S.  government securities  with  the  futures  commission  merchant  (the  "futures  broker").  Initial  margin  payments  will be deposited with the Fund's  Custodian in an account  registered in the futures broker's name.  However,  the futures broker  can gain  access to that  account  only  under  certain  specified  conditions.  As the future is marked to market  (that is, its value on the Fund's  books is changed)  to reflect  changes in its market  value,  subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

         At any time  prior to the  expiration  of the  future,  the Fund can  elect to close out its  position  by taking an opposite  position at which time a final  determination  of variation  margin is made and additional cash is  required to be paid by or  released  to the Fund.  Any gain or loss is then  realized by the Fund on the future for tax  purposes.  Although  interest  rate  futures by their terms call for  settlement  by the  delivery of debt securities,  in most cases the  obligation  is  fulfilled  without  such  delivery by entering  into an  offsetting transaction.  All futures  transactions  are  effected  through a clearing  house  associated  with the exchange on which the contracts are traded.

         The Fund may concurrently buy and sell futures  contracts in a strategy  anticipating  that the future the
Fund purchased  will perform  better than the future the Fund sold. For example,  the Fund might buy municipal bond futures  and  concurrently  sell U.S.  Treasury  Bond  futures (a type of  interest  rate  future).  The Fund would benefit if municipal bonds outperform U.S. Treasury Bonds on a duration-adjusted basis.

         Duration is a  volatility  measure that refers to the  expected  percentage  change in the value of a bond resulting  from a change in  general  interest  rates  (measured  by each 1%  change in the rates on U.S.  Treasury securities).  For  example,  if a bond has an  effective  duration  of three (3) years,  a 1%  increase  in general interest  rates  would be expected  to cause the value of the bond to decline  about 3%.  There are risks that this type of futures strategy will not be successful.  U.S.  Treasury bonds might perform better on a  duration-adjusted basis than municipal  bonds,  and the  assumptions  about duration that were used might be incorrect (in this case, the duration of municipal bonds relative to U.S. Treasury Bonds might have been greater than anticipated).

              |_| Put and Call  Options.  The Fund can buy and sell  certain  kinds of put options  (puts) and call options (calls). These strategies are described below.

              |_| Writing  Covered Call Options.  The Fund can write (that is, sell) call options.  The Fund's call writing is subject to a number of restrictions:
(1)      After the Fund writes a call, not more than 25% of the Fund's total assets may be subject to calls.
(2)      Calls the Fund sells must be listed on a  securities  or  commodities  exchange  or quoted on NASDAQ,  the automated  quotation  system of The  Nasdaq  Stock  Market,  Inc.  or traded in the  over-the-counter market.
(3)      Each call the Fund  writes must be  "covered"  while it is  outstanding.  That means the Fund must own the investment on which the call was written.
(4)      The Fund may write calls on futures contracts whether or not it owns them.

         When the Fund  writes a call on a  security,  it receives  cash (a  premium).  The Fund agrees to sell the underlying  investment  to a purchaser of a  corresponding  call on the same  security  during the call period at a fixed  exercise  price  regardless of market price changes  during the call period.  The call period is usually not more than nine (9) months.  The exercise  price may differ from the market price of the  underlying  security.  The
Fund has retained the risk of loss that the price of the  underlying  security may decline  during the call period.
That risk may be offset to some extent by the premium the Fund receives.  If the value of the  investment  does not rise above the call price,  it is likely that the call will lapse  without being  exercised.  In that case the Fund would keep the cash premium and the investment.

         When  the  Fund  writes  a call or an  index,  it  receives  cash (a  premium).  If the  buyer of the call exercises  it, the Fund will settle the  transaction  by paying an amount of cash equal to the  difference  between the closing price of the call and the exercise  price,  multiplied  by a specified  multiple  that  determines  the total  value of the call for each point of  difference.  If the value of the  underlying  investment  does not rise above the call price,  it is likely that the call will lapse without being  exercised.  In that case the Fund would keep the cash premium.

         The Fund's  custodian  bank, or a securities  depository  acting for the custodian  bank,  will act as the
Fund's escrow agent through the facilities of the Options Clearing  Corporation  ("OCC"),  as to the investments on which the Fund has written calls traded on exchanges,  or as to other acceptable  escrow  securities.  In that way, no margin will be required for such  transactions.  OCC will release the  securities on the expiration of the calls or upon the Fund's entering into a closing purchase transaction.

         When the Fund  writes an  over-the-counter  ("OTC")  option,  it will  enter  into an  arrangement  with a primary U.S.  government  securities  dealer which will  establish a formula  price at which the Fund will have the absolute  right to  repurchase  that OTC option.  The formula  price would  generally be based on a multiple of the premium received for the option,  plus the amount by which the option is exercisable  below the market price of the underlying  security  (that is, the option is  "in-the-money").  When the Fund writes an OTC option,  it will treat as illiquid (for purposes of its  restriction on illiquid  securities) the  mark-to-market  value of any OTC option held by it,  unless the option is subject to a buy-back  agreement by the  executing  broker.  The  Securities  and
Exchange  Commission  is  evaluating  whether OTC options  should be considered  liquid  securities.  The procedure described above could be affected by the outcome of that evaluation.

         To terminate its  obligation  on a call it has written,  the Fund may purchase a  corresponding  call in a
"closing  purchase  transaction."  The Fund will then realize a profit or loss,  depending  upon whether the net of the amount of the option  transaction  costs and the  premium  received on the call the Fund wrote was more or less than the price of the call the Fund  purchased to close out the  transaction.  A profit may also be realized if the call lapses  unexercised,  because the Fund retains the underlying  investment and the premium  received.  Any such profits are considered  short-term  capital gains for federal tax purposes,  as are premiums on lapsed calls.  When distributed by the Fund they are taxable as ordinary income.

              |_| Writing  Uncovered  Call Options on Futures  Contracts.  The Fund may also write calls on futures contracts without owning the futures contract or securities  deliverable under the contract.  To do so, at the time the call is written,  the Fund must cover the call by  segregating  in escrow an equivalent  dollar value of liquid assets.  The Fund will identify  additional  liquid  assets on its books if the value of the escrowed  assets drops below 100% of the current value of the future.  Because of this escrow  requirement,  in no circumstances would the
Fund's receipt of an exercise notice as to that future put the Fund in a "short" futures position.

              |_| Purchasing  Calls and Puts.  The Fund may buy calls only on securities,  broadly-based  municipal bond indices,  municipal  bond index  futures and interest rate futures.  It may also buy calls to close out a call it has written,  as discussed  above.  Calls the Fund buys must be listed on a securities or commodities  exchange, or quoted on NASDAQ,  or traded in the  over-the-counter  market.  A call or put option may not be purchased if the purchase would cause the value of all the Fund's put and call options to exceed 5% of its total assets.

         When the Fund  purchases a call (other than in a closing  purchase  transaction),  it pays a premium.  For calls on  securities  that the Fund  buys,  it has the right to buy the  underlying  investment  from a seller of a corresponding  call on the same  investment  during the call period at a fixed  exercise  price.  The Fund benefits only if (1) the call is sold at a profit  or (2) the call is  exercised  when the  market  price of the  underlying investment  is above the sum of the exercise  price plus the  transaction  costs and premium paid for the call.  If the call is not either  exercised or sold (whether or not at a profit),  it will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to purchase the underlying investment.

         The Fund may buy only those puts that relate to  securities  that the Fund owns,  broadly-based  municipal bond indices,  municipal  bond index  futures or interest rate futures  (whether or not the Fund owns the futures).
The Fund may not sell puts other than puts it has previously purchased.

         When the Fund  purchases  a put,  it pays a  premium.  The Fund then has the right to sell the  underlying investment to a seller of a  corresponding  put on the same  investment  during the put period at a fixed  exercise price.  Puts on municipal bond indices are settled in cash.  Buying a put on a debt security,  interest rate future or municipal  bond index future the Fund owns enables it to protect  itself during the put period against a decline in the  value of the  underlying  investment  below the  exercise  price.  If the  market  price of the  underlying investment  is equal to or above the exercise  price and as a result the put is not  exercised  or resold,  the put will become  worthless at its  expiration  date. In that case the Fund will lose its premium  payment and the right to sell the underlying investment.  A put may be sold prior to expiration (whether or not at a profit).

              |_| Risks of Hedging  with  Options and  Futures.  The use of hedging  instruments  requires  special skills and  knowledge of  investment  techniques  that are  different  than what is required  for normal  portfolio management.  If the Manager uses a hedging  instrument at the wrong time or judges market  conditions  incorrectly, hedging strategies may reduce the Fund's returns.

         The Fund's option  activities  could affect its portfolio  turnover  rate and brokerage  commissions.  The exercise of calls written by the Fund might cause the Fund to sell related  portfolio  securities,  thus increasing its turnover  rate. The exercise by the Fund of puts on securities  will cause the sale of underlying  investments, increasing  portfolio  turnover.  Although  the  decision  whether to  exercise a put it holds is within the Fund's control,  holding a put might cause the Fund to sell the related  investments  for reasons  that would not exist in the absence of the put.

         The Fund  could  pay a  brokerage  commission  each time it buys a call or put,  sells a call,  or buys or sells an  underlying  investment  in  connection  with the  exercise of a call or put.  Such  commissions  might be higher on a relative  basis than the  commissions  for direct  purchases  or sales of the  underlying  investments.
Premiums paid for options are small in relation to the market value of the  underlying  investments.  Consequently, put and call options  offer large amounts of leverage.  The leverage  offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

         If a covered  call  written by the Fund is exercised on an  investment  that has  increased in value,  the
Fund will be required to sell the  investment  at the call price.  It will not be able to realize any profit if the investment has increased in value above the call price.

         There is a risk in using short hedging by selling  interest rate futures and municipal  bond index futures or  purchasing  puts on municipal  bond indices or futures to attempt to protect  against  declines in the value of the  Fund's  securities.  The risk is that the  prices of such  futures  or the  applicable  index  will  correlate imperfectly  with the behavior of the cash (that is,  market) prices of the Fund's  securities.  It is possible for example,  that while the Fund has used  hedging  instruments  in a short hedge,  the market  might  advance and the value of debt securities held in the Fund's  portfolio might decline.  If that occurred,  the Fund would lose money on the hedging  instruments  and also  experience a decline in value of its debt  securities.  However,  while this could occur over a brief period or to a very small degree,  over time the value of a diversified  portfolio of debt securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

         The risk of imperfect  correlation  increases as the composition of the Fund's portfolio diverges from the securities  included in the  applicable  index.  To compensate  for the imperfect  correlation  of movements in the price of debt  securities  being hedged and movements in the price of the hedging  instruments,  the Fund might use hedging  instruments in a greater dollar amount than the dollar amount of debt  securities  being hedged.  It might do so if the  historical  volatility  of the  prices  of the debt  securities  being  hedged  is  greater  than the historical volatility of the applicable index.

         The ordinary  spreads  between prices in the cash and futures  markets are subject to  distortions  due to differences  in the  natures of those  markets.  All  participants  in the  futures  markets  are subject to margin deposit and maintenance  requirements.  Rather than meeting additional margin deposit  requirements,  investors may close out futures contracts through  offsetting  transactions which could distort the normal  relationship  between the cash and  futures  markets.  From the point of view of  speculators,  the deposit  requirements  in the futures markets are less onerous than margin requirements in the securities  markets.  Therefore,  increased  participation by speculators in the futures markets may cause temporary price distortions.

         The Fund may use hedging  instruments  to establish a position in the  municipal  securities  markets as a temporary  substitute  for the purchase of individual  securities  (long  hedging).  It is possible that the market might  decline.  If the Fund then concludes not to invest in such  securities  because of concerns that there might be further  market decline or for other reasons,  the Fund will realize a loss on the hedging  instruments  that is not offset by a reduction in the purchase price of the securities.

         An option position may be closed out only on a market that provides  secondary  trading for options of the same series.  There is no assurance  that a liquid  secondary  market will exist for a  particular  option.  If the
Fund  could  not  effect a  closing  purchase  transaction  due to a lack of a  market,  it would  have to hold the callable investment until the call lapsed or was exercised, and could experience losses.

              |_| Interest Rate Swap  Transactions.  In an interest rate swap,  the Fund and another party exchange their right to receive or their  obligation  to pay interest on a security.  For  example,  they might swap a right to receive  floating  rate  payments for fixed rate  payments.  The Fund can enter into swaps only on securities it owns.  The Fund may not enter into swaps with  respect to more than 25% of its total  assets.  Also,  the Fund will identify  liquid  assets on its books (such as cash or U.S.  government  securities)  to cover any amounts it could owe under  swaps that exceed the amounts it is  entitled  to  receive,  and it will  adjust that amount  daily,  as needed.  Income from interest rate swaps may be taxable.

         Swap  agreements  entail  both  interest  rate  risk  and  credit  risk.  There is a risk  that,  based on movements of interest  rates in the future,  the payments  made by the Fund under a swap  agreement  will have been greater than those  received by it. Credit risk arises from the  possibility  that the  counterparty  will default.
If the  counterparty  to an  interest  rate swap  defaults,  the  Fund's  loss will  consist  of the net  amount of contractual  interest  payments that the Fund has not yet received.  The Manager will monitor the  creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

         The Fund can enter into swap  transactions  with  appropriate  counterparties  pursuant to master  netting agreements.  A master netting agreement  provides that all swaps done between the Fund and that counterparty  under the master  agreement  shall be  regarded  as parts of an integral  agreement.  If on any date  amounts are payable under one or more swap  transactions,  the net amount  payable on that date shall be paid. In addition,  the master netting  agreement may provide that if one party defaults  generally or on one swap, the counterparty can terminate the swaps with that party.  Under  master  netting  agreements,  if there is a default  resulting  in a loss to one party,  that party's damages are calculated by reference to the average cost of a replacement  swap with respect to each swap.  The gains and losses on all swaps are then netted,  and the result is the  counterparty's  gain or loss on  termination.  The  termination  of all swaps and the netting of gains and losses on  termination  is  generally referred to as "aggregation."

              |_| Regulatory Aspects of Hedging  Instruments.  When using futures and options on futures,  the Fund is required to operate within certain  guidelines and  restrictions  established by the Commodity  Futures  Trading
Commission  (the  "CFTC").  In  particular,  the Fund is exempted from  registration  with the CFTC as a "commodity pool  operator" if the Fund  complies  with the  requirements  of Rule 4.5 adopted by the CFTC.  That Rule does not limit the  percentage of the Fund's assets that may be used for futures margin and related  options  premiums for a bona fide hedging  position.  However,  under the Rule the Fund must limit its aggregate initial futures margin and related  options  premiums  to no more  than 5% of the  Fund's  net  assets  for  hedging  strategies  that are not considered bona fide hedging  strategies  under the Rule.  Under the Rule, the Fund also must use short futures and options  on  futures  positions  solely  for bona fide  hedging  purposes  within  the  meaning  and  intent of the applicable provisions of the Commodity Exchange Act.

         Transactions in options by the Fund are subject to limitations  established by the option  exchanges.  The exchanges  limit the  maximum  number of  options  that may be  written  or held by a single  investor  or group of investors  acting in concert.  Those  limits apply  regardless  of whether the options were written or purchased on the same or different  exchanges,  or are held in one or more accounts or through one or more  different  exchanges or through  one or more  brokers.  Thus,  the number of options  that the Fund may write or hold may be affected by options written or held by other  entities,  including other  investment  companies  having the same adviser as the
Fund (or an adviser that is an affiliate of the Fund's  adviser).  The  exchanges  also impose  position  limits on futures  transactions.  An exchange  may order the  liquidation  of  positions  found to be in  violation  of those limits and may impose certain other sanctions.

         Under the  Investment  Company  Act,  when the Fund  purchases an interest  rate future or municipal  bond index future,  it must maintain cash or readily  marketable  short-term debt  instruments in an amount equal to the market value of the investments underlying the future, less the margin deposit applicable to it.

         |X|  Temporary  Defensive  Investments.  The  securities  the Fund can invest in for  temporary  defensive purposes include the following:
         o    short-term municipal securities;
         o    obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities;
         o    corporate debt  securities  rated within the three highest grades by a nationally  recognized  rating agency;
         o    commercial paper rated "A-1" by S&P, or having a comparable  rating by another  nationally-recognized rating agency; and
         o    certificates of deposit of domestic banks with assets of $1 billion or more.

         |X|  Taxable  Investments.  While the Fund can invest up to 20% of its total  assets in  investments  that generate  income subject to income taxes,  it does not anticipate  investing  substantial  amounts of its assets in taxable  investments  under normal market conditions or as part of its normal trading  strategies and policies.  To the extent it invests in taxable  securities,  the Fund would not be able to meet its  objective of  providing  tax exempt income to its shareholders.  Taxable  investments  include,  for example,  hedging  instruments,  repurchase agreements, and some of the types of securities it would buy for temporary defensive purposes.

Investment Restrictions

         |X|  What Are "Fundamental  Policies?"  Fundamental  policies are those policies that the Fund has adopted to govern its  investments  that can be changed only by the vote of a "majority" of the Fund's  outstanding  voting securities.  Under the  Investment  Company Act,  such a  "majority"  vote is defined as the vote of the holders of the lesser of:
         o    67% or more of the shares present or represented  by proxy at a shareholder  meeting,  if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
         o    more than 50% of the outstanding shares.

         The Fund's investment  objective is a fundamental  policy.  Other policies  described in the Prospectus or this Statement of Additional  Information are  "fundamental"  only if they are identified as such. The Fund's Board of Trustees can change  non-fundamental  policies without  shareholder  approval.  However,  significant changes to investment  policies will be described in  supplements or updates to the Prospectus or this Statement of Additional
Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

         |_| Does the Fund  Have  Additional  Fundamental  Policies?  The  following  investment  restrictions  are fundamental policies of the Fund:

         o    The Fund cannot  invest in securities  or other  investments  other than  municipal  securities,  the temporary  investments  described  in its  Prospectus,  repurchase  agreements,  covered  calls,  private  activity municipal  securities and hedging instruments  described in "About the Fund" in the Prospectus or this Statement of
Additional Information.

         o    The Fund  cannot  make  loans,  except to the  extent  permitted  under  the 1940  Act,  the rules or regulations  thereunder or any  exemption  therefrom  that is  applicable  to the Fund,  as such statute,  rules or regulations may be amended or interpreted from time to time.

         o The Fund may not  borrow  money,  except  to the  extent  permitted  under  the 1940  Act,  the rules or regulations  thereunder or any  exemption  therefrom  that is  applicable  to the Fund,  as such statute,  rules or regulations may be amended or interpreted from time to time.

         o    With respect to 75% of its assets,  the Fund cannot purchase  securities  issued or guaranteed by any one issuer  (other than the U.S.  government or its agencies or  instrumentalities),  if more than 5% of the Fund's total  assets  would be  invested  in  securities  of that  issuer or the Fund would then own more than 10% of that issuer's voting securities.

         o The Fund  cannot  invest  25% or more of its  total  assets in any one  industry.  That  limit  does not apply to  securities  issued  or  guaranteed  by the U.S.  government  or its  agencies  and  instrumentalities  or securities issued by investment  companies.  Nor does that limit apply to municipal securities in general or to New
York municipal securities.

         o The Fund cannot  invest in real  estate,  physical  commodities  or commodity  contracts,  except to the extent  permitted  under the 1940 Act, the rules or  regulations  thereunder  or any exemption  therefrom,  as such statute, rules or regulations may be amended or interpreted from time to time.

         o    The Fund cannot  underwrite  securities or invest in securities  that are subject to  restrictions on resale.

         o The Fund cannot invest in  securities  of other  investment  companies,  except to the extent  permitted under the 1940 Act, the rules or  regulations  thereunder or any  exemption  therefrom,  as such statute,  rules or regulations may be amended or interpreted from time to time.

         o    The Fund cannot buy or sell futures  contracts  other than interest  rate futures and municipal  bond index futures.

         o    The Fund cannot issue "senior  securities," but this does not prohibit certain investment  activities for which assets of the Fund are  designated  as  segregated,  or margin,  collateral  or escrow  arrangements  are established,  to cover the related  obligations.  Examples of those activities  include  borrowing  money,  reverse repurchase  agreements,  delayed-delivery and when-issued  arrangements for portfolio  securities  transactions and contracts to buy or sell derivatives, hedging instruments, options or futures.

         Unless the  Prospectus  or  Statement  of  Additional  Information  states that a  percentage  restriction applies on an ongoing basis,  it applies only at the time the Fund makes an investment.  In that case the Fund need not sell  securities to meet the percentage  limits if the value of the  investment  increases in proportion to the size of the Fund.

Diversification.  The Fund  intends to be  "diversified"  as defined in the  Investment  Company Act and to satisfy the  restrictions  against  investing  too much of its  assets in any  "issuer"  as set  forth in the  restrictions above.  In  implementing  this policy,  the  identification  of the issuer of a municipal  security  depends on the terms and  conditions of the security.  When the assets and revenues of an agency,  authority,  instrumentality  or other political  subdivision are separate from those of the government  creating it and the security is backed only by the assets and revenues of the subdivision,  agency,  authority or  instrumentality,  the latter would be deemed to be the sole issuer.  Similarly,  if an industrial  development bond is backed only by the assets and revenues of the  non-governmental  user, then that user would be deemed to be the sole issuer.  However,  if in either case the creating  government  or some other entity  guarantees a security,  the  guarantee  would be  considered a separate security and would be treated as an issue of that government or other entity.

         In  implementing  the Fund's  policy not to  concentrate  its  investments,  the Manager  will  consider a non-governmental  user of facilities  financed by industrial  development bonds as being in a particular  industry.
That is done  even  though  the  bonds  are  municipal  securities,  as to  which  the  Fund  has no  concentration limitation.  Although this application of the  concentration  restriction is not a fundamental  policy of the Fund, it will not be changed without shareholder approval.

How the Fund Is Managed

Organization and History.  The Fund is an open-end,  diversified  management  investment  company with an unlimited number of authorized  shares of beneficial  interest.  The Fund was organized as a Massachusetts  business trust in
1984.

         The Fund is  governed by a Board of  Trustees,  which is  responsible  for  protecting  the  interests  of shareholders  under  Massachusetts  law. The Trustees meet  periodically  throughout the year to oversee the Fund's activities,  review its  performance,  and review the actions of the  Manager.  Although the Fund will not normally hold  annual  meetings  of its  shareholders,  it may hold  shareholder  meetings  from  time to time on  important matters,  and  shareholders  have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

         |X|  Classes of Shares.  The Board of Trustees  has the power,  without  shareholder  approval,  to divide unissued  shares of the Fund into two or more  classes.  The Board has done so,  and the Fund  currently  has three classes of shares:  Class A, Class B and Class C. All classes invest in the same investment  portfolio.  Each class of shares:
o        has its own dividends and distributions,
o        pays certain expenses which may be different for the different classes,
o        may have a different net asset value,
o        may have separate  voting  rights on matters in which the  interests of one class are  different  from the interests of another class, and
o        votes as a class on matters that affect that class alone.

         |X|  Meetings of  Shareholders.  As a Massachusetts  business trust, the Fund is not required to hold, and does not plan to hold,  regular annual  meetings of  shareholders.  The Fund will hold meetings when required to do so by the Investment  Company Act or other applicable law. It will also do so when a shareholder  meeting is called by the Trustees or upon proper request of the shareholders.

         Shareholders  have the right,  upon the  declaration  in writing or vote of two-thirds of the  outstanding shares of the Fund, to remove a Trustee.  The Trustees will call a meeting of  shareholders  to vote on the removal of a Trustee  upon the written  request of the record  holders of 10% of its  outstanding  shares.  If the Trustees receive  a  request  from at  least  ten (10)  shareholders  stating  that  they  wish to  communicate  with  other shareholders  to request a meeting to remove a Trustee,  the Trustees will then either make the Fund's  shareholder list  available  to the  applicants  or mail  their  communication  to all other  shareholders  at the  applicants'
expense.  The  shareholders  making the request  must have been  shareholders  for at least six (6) months and must hold shares of the Fund valued at $25,000 or more or  constituting  at least 1% of the Fund's  outstanding  shares, whichever is less. The Trustees may also take other action as permitted by the Investment Company Act.

         |X|  Shareholder and Trustee  Liability.  The Fund's  Declaration of Trust contains an express  disclaimer of  shareholder  or  Trustee  liability  for the Fund's  obligations.  It also  provides  for  indemnification  and reimbursement  of  expenses  out of the  Fund's  property  for  any  shareholder  held  personally  liable  for its obligations.  The  Declaration  of Trust also states that upon  request,  the Fund shall  assume the defense of any claim made  against a  shareholder  for any act or  obligation  of the Fund and shall  satisfy any judgment on that claim.  Massachusetts  law  permits a  shareholder  of a business  trust  (such as the Fund) to be held  personally liable  as a  "partner"  under  certain  circumstances.  However,  the  risk  that a Fund  shareholder  will  incur financial  loss  from  being  held  liable  as a  "partner"  of  the  Fund  is  limited  to the  relatively  remote circumstances in which the Fund would be unable to meet its obligations.

         The  Fund's  contractual  arrangements  state  that any  person  doing  business  with the Fund  (and each shareholder  of the  Fund)  agrees  under its  Declaration  of Trust to look  solely to the  assets of the Fund for satisfaction  of any claim or demand that may arise out of any dealings with the Fund.  Additionally,  the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees and Officers of the Fund. The Fund's  Trustees and officers and their  principal  occupations and business affiliations  and occupations  during the past five (5) years are listed below.  Trustees  denoted with an asterisk
(*) below are deemed to be "interested  persons" of the Fund under the Investment  Company Act. All of the Trustees are trustees or directors of the following New York-based Oppenheimer funds:1

Oppenheimer California Municipal Fund                          Oppenheimer Money Market Fund, Inc.
Oppenheimer Capital Appreciation Fund                          Oppenheimer Multiple Strategies Fund
Oppenheimer Capital Preservation Fund                          Oppenheimer Multi-Sector Income Trust
Oppenheimer Developing Markets Fund                            Oppenheimer Multi-State Municipal Trust
Oppenheimer Discovery Fund                                     Oppenheimer Municipal Bond Fund
Oppenheimer Emerging Growth Fund
Oppenheimer Emerging Technologies Fund                         Oppenheimer New York Municipal Fund
Oppenheimer Enterprise Fund                                    Oppenheimer Series Fund, Inc.
Oppenheimer Europe Fund                                        Oppenheimer Special Value Fund
Oppenheimer Global Fund                                        Oppenheimer Trinity Core Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund                       Oppenheimer Trinity  Large Cap Growth Fund
Oppenheimer Growth Fund                                        Oppenheimer Trinity Value Fund
Oppenheimer International Growth Fund                          Oppenheimer U.S. Government Trust
Oppenheimer International Small Company Fund

         Messrs.  Spiro,  Murphy,  Wixted,  Zack, Bishop,  Farrar, and Molleur and Mses. Feld and Ives respectively hold the same  offices with the other New  York-based  Oppenheimer  funds as with the Fund.  As of January 3, 2002, the  Trustees  and  officers of the Fund as a group owned of record or  beneficially  less than 1% of each class of shares of the Fund. The foregoing  statement does not reflect  ownership of shares of the Fund held of record by an employee  benefit plan for  employees of the Manager,  other than the shares  beneficially  owned under the plan by the officers of the Fund listed above.  Mr. Murphy is a trustee of that plan.

Leon Levy, Chairman of the Board of Trustees, Age: 76.
6803 South Tucson Way, Englewood, CO 80112.
General Partner of Odyssey Partners,  L.P.  (investment  partnership) (since 1982) and Chairman of Avatar Holdings,
Inc. (real estate development).

Donald W. Spiro, Vice Chairman of the Board of Trustees, Age: 75.
6803 South Tucson Way, Englewood, CO 80112.
Formerly he held the following  positions:  Chairman Emeritus (August 1991 - August 1999),  Chairman (November 1987
-  January  1991)  and a  director  (January  1969 -  August  1999)  of the  Manager;  President  and  Director  of
OppenheimerFunds  Distributor,  Inc., a subsidiary of the Manager and the Fund's  Distributor  (July 1978 - January
1992).

John V. Murphy*, President and Trustee, Age: 52
498 Seventh Avenue, New York, New York 10018
Chairman and Chief Executive Officer and director (since July 2001) and President (since August 2000) of the
Manager; President and a trustee of other Oppenheimer funds; President and a director (since July 2001) of
Oppenheimer Acquisition Corp., the Manager's parent holding company; President, Chief Executive Officer and a director (since July 2001) of OFI Private Investments, Inc., an investment adviser subsidiary of the Manager;
Chairman and a director (since July 2001) of Shareholder Services, Inc. and of Shareholder Financial Services,
Inc., transfer agent subsidiaries of the Manager; President and a director (since July 2001)  of Oppenheimer
Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of HarbourView Asset
Management Corporation and of Oppenheimer Real Asset Management, Inc. (since July 2001), investment adviser subsidiaries of the Manager; President and a director (since July 2001) of OppenheimerFunds Legacy Program, a charitable trust program established by the Manager; Chief Operating Officer (August 2000 - July 2001) of the
Manager; Executive Vice President of MassMutual Financial Group (from 1995 to 1997); Executive Vice President and
Chief Operating Officer of David L. Babson & Company (from 1995 to 1997), an investment advisor; Chief Operating
Officer of Concert Capital Management, Inc. (from 1993 to 1996), an investment advisor.

Robert G. Galli, Trustee, Age: 68.
6803 South Tucson Way, Englewood, CO 80112
A Trustee or  Director  of other  Oppenheimer  funds.  Formerly  he held the  following  positions:  Vice  Chairman
(October  1995 - December  1997) and  Executive  Vice  President  (December  1977 - October  1995) of the  Manager;
Executive Vice President and a director (April 1986 - October 1995) of HarbourView Asset Management Corporation.

Phillip A. Griffiths, Trustee, Age: 63.
6803 South Tucson Way, Englewood, CO 80112.
The  Director of the  Institute  for  Advanced  Study,  Princeton,  N.J.  (since 1991) and a member of the National
Academy of Sciences  (since  1979);  formerly  (in  descending  chronological  order) a director  of Bankers  Trust
Corporation,  Provost and Professor of Mathematics at Duke University,  a director of Research Triangle  Institute,
Raleigh, N.C., and a Professor of Mathematics at Harvard University.

Benjamin Lipstein, Trustee, Age: 78.
6803 South Tucson Way, Englewood, CO 80112.
Professor Emeritus of Marketing, Stern Graduate School of Business Administration, New York University.

Elizabeth B. Moynihan, Trustee, Age: 72.
6803 South Tucson Way, Englewood, CO 80112.
Author and  architectural  historian;  a trustee of the Freer  Gallery of Art  (Smithsonian  Institute),  Executive
Committee of Board of Trustees of the National  Building  Museum;  a member of the Trustees  Council,  Preservation
League of New York State.

Kenneth A. Randall, Trustee, Age: 74.
6803 South Tucson Way, Englewood, CO 80112.
A director of Dominion  Resources,  Inc. (electric utility holding company),  Dominion Energy, Inc. (electric power and oil & gas  producer),  and Prime Retail,  Inc. (real estate  investment  trust);  formerly  President and Chief
Executive Officer of The Conference Board, Inc.  (international  economic and business  research) and a director of
Lumbermens  Mutual  Casualty  Company,  American  Motorists  Insurance  Company and American  Manufacturers  Mutual
Insurance Company.

Edward V. Regan, Trustee, Age: 72.
6803 South Tucson Way, Englewood, CO 80112.
Chairman of Municipal  Assistance  Corporation  for the City of New York;  Senior  Fellow of Jerome Levy  Economics
Institute, Bard College; a director of RBAsset (real estate manager); a director of OffitBank;  Trustee,  Financial
Accounting Foundation (FASB and GASB);  President,  Baruch College of the City University of New York; formerly New
York State Comptroller and trustee, New York State and Local Retirement Fund.

Russell S. Reynolds, Jr., Trustee, Age: 70.
6803 South Tucson Way, Englewood, CO 80112.
Chairman of The Directorship  Search Group, Inc.  (corporate  governance  consulting and executive  recruiting);  a director of Professional Staff Limited (a U.K. temporary staffing company);  a life trustee of International  House
(non-profit educational organization), and a trustee of the Greenwich Historical Society.

Clayton K. Yeutter, Trustee, Age: 71.
6803 South Tucson Way, Englewood, CO 80112.
Of Counsel,  Hogan & Hartson (a law firm); a director of Zurich Financial  Services  (financial  services),  Zurich
Allied AG and Allied Zurich p.l.c.  (insurance investment  management);  Caterpillar,  Inc.  (machinery),  ConAgra,
Inc. (food and agricultural products),  Farmers Insurance Company (insurance),  FMC Corp. (chemicals and machinery)
and Texas  Instruments,  Inc.  (electronics);  formerly (in  descending  chronological  order),  Counsellor  to the
President  (Bush) for  Domestic  Policy,  Chairman of the  Republican  National  Committee,  Secretary  of the U.S.
Department of Agriculture, U.S. Trade Representative.

Merrell Hora, Portfolio Manager, Vice President & Portfolio Manager, Age: 33
498 Seventh Avenue, New York, NY 10018.
Assistant  Vice  president  of the Manager  (since July 1999);  a  portfolio  manager of other  Oppenheimer  funds;
formerly a Senior  Quantitative  Analyst for the Fixed Income  Department's  Quantitative  Team (July 1998 - August
2000);  prior to joining the Manager in July 1998 he was a  quantitative  analyst with a subsidiary  of the Cargill
Financial  Services  Group  (January 1997 - September  1997) and also held numerous  positions at the University of
Minnesota from which he obtained his Ph.D in Economics.

Jerry A. Webman, Vice President and Portfolio Manager, Age: 52.
498 Seventh Avenue, New York, NY 10018.
Senior Vice President of the Manager (since February 1996) and of HarborView  Asset Management  Corporation  (since
May 1999); a portfolio manager of other Oppenheimer funds.

Brian W. Wixted, Treasurer, Principal Financial and Accounting Officer, Age: 42.
6803 South Tucson Way, Englewood, Colorado 80112
Senior  Vice  President  and  Treasurer  (since  March  1999)  of the  Manager;  Treasurer  (since  March  1999) of
HarbourView  Asset  Management  Corporation,   Shareholder  Services,   Inc.,  Oppenheimer  Real  Asset  Management
Corporation,  Shareholder  Financial  Services,  Inc. and Oppenheimer  Partnership  Holdings,  Inc., of OFI Private
Investments,  Inc. (since March 2000) and of OppenheimerFunds  International Ltd. and Oppenheimer  Millennium Funds
plc (since May 2000);  Treasurer and Chief  Financial  Officer (since May 2000) of PIMCO Trust  Company;  Assistant
Treasurer (since March 1999) of Oppenheimer  Acquisition Corp. and of Centennial Asset Management  Corporation;  an
officer of other  Oppenheimer  funds;  formerly  Principal  and Chief  Operating  Officer,  Bankers Trust Company -
Mutual Fund Services Division (March 1995 - March 1999).

Robert G. Zack, Secretary, Age: 53.
498 Seventh Avenue, New York, NY 10018.
Acting General Counsel (since November 1, 2001),  Senior Vice President (since May 1985) of the Manager;  Assistant
Secretary of Shareholder  Services,  Inc. (since May 1985),  Shareholder  Financial Services,  Inc. (since November
1989);  OppenheimerFunds  International  Ltd. and Oppenheimer  Millennium Funds plc (since October 1997);  formerly
Associate General Counsel (May 1981 - October 2001); an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer, Age: 43.
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds.

Scott T. Farrar, Assistant Treasurer, Age: 36.
6803 South Tucson Way, Englewood, Colorado 80112
Vice  President  of the  Manager/Mutual  Fund  Accounting  (since May 1996);  Assistant  Treasurer  of  Oppenheimer
Millennium Funds plc (since October 1997).

Denis R. Molleur, Assistant Secretary, Age: 44.
498 Seventh Avenue, New York, New York 10018
Vice  President  and Senior  Counsel of the  Manager  (since  July 1999);  an officer of other  Oppenheimer  funds;
formerly a Vice President and Associate Counsel of the Manager (September 1995 - July 1999).

Katherine P. Feld, Assistant Secretary, Age: 43.
498 Seventh Avenue, New York, New York 10018
Vice  President  and  Senior  Counsel  of the  Manager  (since  July  1999);  Vice  President  of  OppenheimerFunds
Distributor,  Inc.  (since  June  1990);  an officer of other  Oppenheimer  funds;  formerly a Vice  President  and
Associate Counsel of the Manager (June 1990 - July 1999).

Kathleen T. Ives, Assistant Secretary, Age: 36.
6803 South Tucson Way, Englewood, CO 80112
Vice  President and Assistant  Counsel of the Manager  (since June 1998);  an officer of other  Oppenheimer  funds;
formerly an  Assistant  Vice  President  and  Assistant  Counsel of the  Manager  (August  1997 - June  1998);  and
Assistant Counsel of the Manager (August 1994 - August 1997).

         |X|  Remuneration  of  Trustees.  The  officers of the Fund and one  Trustee of the Fund (Mr.  Murphy) who
are  affiliated  with the  Manager  receive  no salary or fee from the Fund.  The  remaining  Trustees  of the Fund received  the  compensation  shown  below.  The  compensation  from the Fund was paid  during its fiscal year ended
September 30, 2001. The  compensation  from all of the New York-based  Oppenheimer  funds  (including the Fund) was received as a director,  trustee or member of a committee  of the boards of those funds  during the  calendar  year
2001.

------------------------------------ -------------------------- ------------------------- ----------------------------
                                                                       Retirement                    Total
                                                                        Benefits                 Compensation
                                                                    Accrued as Part                from all
          Trustee's Name              Aggregate Compensation            of Fund           New York based Oppenheimer
        and Other Positions                 from Fund1                 Expenses 6              Funds (30 Funds)2
------------------------------------ -------------------------- ------------------------- ----------------------------
------------------------------------ -------------------------- ------------------------- ----------------------------
Leon Levy                                     $3,365                      None                     $173,700
Chairman
------------------------------------ -------------------------- ------------------------- ----------------------------
------------------------------------ -------------------------- ------------------------- ----------------------------
Robert G. Galli3                              $2,049                      None                     $202,886
Study Committee Member
------------------------------------ -------------------------- ------------------------- ----------------------------
------------------------------------ -------------------------- ------------------------- ----------------------------
Phillip A. Griffiths4                         $1,127                      None                     $ 54,889
Study Committee Chairman,
Audit Committee Member
------------------------------------ -------------------------- ------------------------- ----------------------------
------------------------------------ -------------------------- ------------------------- ----------------------------
Elizabeth B. Moynihan                         $2,049                      None                     $105,760

Study Committee Member
------------------------------------ -------------------------- ------------------------- ----------------------------
------------------------------------ -------------------------- ------------------------- ----------------------------
Kenneth A. Randall                            $1,879                      None                     $ 97,012
Audit Committee Chairman
------------------------------------ -------------------------- ------------------------- ----------------------------
------------------------------------ -------------------------- ------------------------- ----------------------------
Edward V. Regan                               $1,859                      None                     $ 95,960
Proxy Committee Chairman, Audit
Committee Member
------------------------------------ -------------------------- ------------------------- ----------------------------
------------------------------------ -------------------------- ------------------------- ----------------------------
Russell S. Reynolds, Jr.                      $1,391                      None                     $ 71,792

Proxy Committee Member
------------------------------------ -------------------------- ------------------------- ----------------------------
------------------------------------ -------------------------- ------------------------- ----------------------------
Benjamin Lipstein
                                              $2,909                      None                     $150,152
------------------------------------ -------------------------- ------------------------- ----------------------------
------------------------------------ -------------------------- ------------------------- ----------------------------
Donald W. Spiro                               $1,241                      None                     $ 64,080

------------------------------------ -------------------------- ------------------------- ----------------------------
------------------------------------ -------------------------- ------------------------- ----------------------------
Clayton K. Yeutter5                           $1,391                      None                     $ 71,792

Proxy Committee Member
------------------------------------ -------------------------- ------------------------- ----------------------------
1.       Aggregate  compensation  includes  fees,  deferred  compensation,  if any, and  retirement  plan  benefits accrued for a Trustee or Director, if any. For the fiscal year-ended 9/30/01.
2.       For the 2001 calendar year.
3.       Total  compensation  for the 2001  calendar  year includes  $97,126  compensation  received for serving as
     Trustee or Director of 10 other Oppenheimer funds.
4.       Includes $1,127 deferred under Deferred Compensation Plan described below.
5.       Includes $348 deferred under Deferred Compensation Plan described below.
6.       Aggregate  compensation  includes  fees,  deferred  compensation,  if any, and  retirement  plan  benefits accrued for a Trustee.  No  retirement  benefit  expenses  were  accrued by the Fund for the fiscal year ended
     9/30/01.

         |X|  Retirement  Plan for Trustees.  The Fund has adopted a retirement  plan that provides for payments to retired  Trustees.  Payments are up to 80% of the average  compensation  paid during a Trustee's  five (5) years of service in which the  highest  compensation  was  received.  A Trustee  must  serve as  trustee  for any of the New
York-based  Oppenheimer  funds for at least  fifteen  (15)  years to be  eligible  for the  maximum  payment.  Each
Trustee's  retirement  benefits  will  depend on the  amount of the  Trustee's  future  compensation  and length of service.  Therefore the amount of those benefits  cannot be determined at this time, nor can we estimate the number of years of credited service that will be used to determine those benefits.

         |X|  Deferred  Compensation Plan for Trustees.  The Board of Trustees has adopted a Deferred  Compensation
Plan for  disinterested  trustees  that  enables  them to elect to defer  receipt of all or a portion of the annual fees they are  entitled  to  receive  from the Fund.  Under the plan,  the  compensation  deferred  by a Trustee is periodically  adjusted as though an equivalent  amount had been invested in shares of one or more Oppenheimer funds selected  by the  Trustee.  The  amount  paid to the  Trustee  under the plan  will be  determined  based  upon the performance of the selected funds.

         Deferral of Trustees'  fees under the plan will not materially  affect the Fund's  assets,  liabilities or net income per share.  The plan will not  obligate  the Fund to retain the  services  of any  Trustee or to pay any particular  level of  compensation  to any  Trustee.  Pursuant to an Order  issued by the  Securities  and Exchange
Commission,  the Fund may invest in the funds selected by the Trustee under the plan without  shareholder  approval for the limited purpose of determining the value of the Trustee's deferred fee account.

         |X|  Major  Shareholders.  As of January 3, 2002,  the only  persons who owned of record or who were known by the Fund to own beneficially 5% or more of the Fund's outstanding Class A, Class B or Class C shares were:

         Merrill Lynch Pierce Fenner & Smith Inc.  (which advised the Fund that such shares were held  beneficially for its customers); Attn. Fund Admin/#97A90,  4800 Deer Lake Drive East, Floor 3, Jacksonville,  FL 32246,
         which owned  339,189.712 Class B shares  (approximately  9.90% of the Class B shares then outstanding) and
         95,332.131 Class C shares (approximately 13.91% of the Class C shares then outstanding).

The Manager.  The Manager is  wholly-owned  by  Oppenheimer  Acquisition  Corp.,  a holding  company  controlled by
Massachusetts Mutual Life Insurance Company.

The  portfolio  manager  of the  Fund is  principally  responsible  for the  day-to-day  management  of the  Fund's investment  portfolio.  Other  members of the  Manager's  fixed-income  portfolio  department,  provide  the Fund's portfolio manager with research and support in managing the Fund's portfolio.

         |X| Code of Ethics.  The Fund, the Manager and the  Distributor  have a Code of Ethics.  It is designed to detect and prevent improper personal trading by certain  employees,  including  portfolio  managers,  that would compete with or take  advantage of the Fund's  portfolio  transactions.  Covered  persons  include  persons with knowledge of the  investments  and  investment  intentions  of the Fund and other funds  advised by the Manager.
   The Code of Ethics does  permit  personnel  subject to the Code to invest in  securities,  including  securities that may be purchased or held by the Fund,  subject to a number of  restrictions  and controls.  Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

            The Code of Ethics is an exhibit to the Fund's  registration  statement  filed with the  Securities and
   Exchange  Commission and can be reviewed and copied at the SEC's Public  Reference Room in Washington,  D.C. You
   can  obtain  information  about the hours of  operation  of the  Public  Reference  Room by  calling  the SEC at
   1.202.942.8090.  The Code of Ethics  can also be  viewed as part of the  Fund's  registration  statement  on the
   SEC's EDGAR database at the SEC's Internet website at http://www.sec.gov.  Copies may be obtained,  after paying a duplicating  fee, by electronic  request at the following E-mail address:  publicinfo@sec.gov.,  or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.
         |X|  The  Investment  Advisory  Agreement.   The  Manager  provides  investment  advisory  and  management services  to the Fund under an  investment  advisory  agreement  between  the  Manager  and the Fund.  The  Manager selects  securities  for the Fund's  portfolio and handles its day-to day  business.  That  agreement  requires the
Manager,  at its expense,  to provide the Fund with  adequate  office  space,  facilities  and  equipment.  It also requires  the  Manager to provide and  supervise  the  activities  of all  administrative  and  clerical  personnel required  to  provide  effective  corporate  administration  for  the  Fund.  Those  responsibilities  include  the compilation  and  maintenance  of records  with respect to the Fund's  operations,  the  preparation  and filing of specified  reports,  and the composition of proxy materials and registration  statements for continuous public sale of shares of the Fund.

         The  Fund  pays  expenses  not  expressly  assumed  by the  Manager  under  the  advisory  agreement.  The investment  advisory  agreement  lists  examples  of  expenses  paid by the Fund.  The major  categories  relate to interest,  taxes, fees to disinterested Trustees, legal and audit expenses,  custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, brokerage commissions,  and non-recurring  expenses, including  litigation  cost.  The  management  fees paid by the Fund to the  Manager  are  calculated  at the rates described  in the  Prospectus,  which are applied to the assets of the Fund as a whole.  The fees are  allocated to each class of shares based upon the relative  proportion of the Fund's net assets  represented  by that class.  The management fees paid by the Fund to the Manager during its last three fiscal years are listed below.

------------------------------------- ------------------------------------------------------------------------
       Fiscal Year Ended 9/30                      Management Fee Paid to OppenheimerFunds, Inc.
------------------------------------- ------------------------------------------------------------------------
------------------------------------- ------------------------------------------------------------------------
                1999                                                $3,690,468
------------------------------------- ------------------------------------------------------------------------
------------------------------------- ------------------------------------------------------------------------
                2000                                                $3,186,686
------------------------------------- ------------------------------------------------------------------------
------------------------------------- ------------------------------------------------------------------------
                2001                                                $3,114,056
------------------------------------- ------------------------------------------------------------------------

         The investment  advisory  agreement states that in the absence of willful  misfeasance,  bad faith,  gross negligence  in the  performance  of its duties,  or reckless  disregard  for its  obligations  and duties under the investment  advisory  agreement,  the  Manager  is not liable for any loss the Fund  sustains  for any  investment, adoption of any investment  policy, or the purchase,  sale or retention of any security.  The agreement permits the
Manager to act as investment  adviser for any other person,  firm or corporation and to use the name  "Oppenheimer"
in connection with other investment  companies for which it may act as investment  adviser or general  distributor.
If the Manager  shall no longer act as  investment  adviser to the Fund,  the Manager may withdraw the Fund's right to use the name "Oppenheimer" as part of its name.

         For the most recent renewal of the Fund's investment advisory agreement in December 2001, the board considered, with its counsel: (i) the quality and extend of the services to be provided to the Fund by the
Manager; (ii) the depth of organization, expertise and experience of the Manager; (iii) the financial resources of the Manager; (iv) the ability of the Manager to retain and attract qualified personnel; (v) the performance of assets managed by the Manager in the Fund's investment style; (vi) benefits derived by the Manager from its relationship with the Fund, including receipt of  tangible and intangible research by allocating the Fund's brokerage per section 28(e) of the Securities Exchange Act of 1934; and (vii) the overall experience and reputation of the Manager in providing such services to investment companies. In addition, the Board reviewed and discussed the terms and conditions of the investment advisory agreement. Based upon its review, the Board of
Trustees concluded that the terms of the Fund's investment advisory agreement are reasonable, fair and in the best interests of the Fund and its shareholders, and that the fees provided therein are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

Brokerage Policies of the Fund

Brokerage  Provisions of the Investment Advisory  Agreement.  One of the duties of the Manager under the investment advisory  agreement  is to buy and sell  portfolio  securities  for the Fund.  The  investment  advisory  agreement allows the Manager to use  broker-dealers  to effect the Fund's portfolio  transactions.  Under the agreement,  the
Manager  may  employ  those  broker-dealers  (including  "affiliated"  brokers,  as  that  term is  defined  in the
Investment  Company  Act) that,  the  Manager  thinks in its best  judgment  based on all  relevant  factors,  will implement  the Fund's policy to obtain,  at reasonable  expense,  the "best  execution" of portfolio  transactions.
"Best execution" refers to prompt and reliable  execution at the most favorable price obtainable.  The Manager need not seek competitive  commission bidding.  However, the Manager is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees.

         Under the investment  advisory  agreement,  the Manager may select brokers that provide  brokerage  and/or research  services for the Fund and/or the other accounts over which the Manager or its affiliates  have investment discretion.  The  commissions  paid to such brokers may be higher than another  qualified  broker would charge,  if the  Manager  makes a good faith  determination  that the  commission  is fair and  reasonable  in  relation to the services  provided.  Subject  to those  other  considerations,  as a factor in  selecting  brokers  for the  Fund's portfolio  transactions,  the Manager may also consider sales of shares of the Fund and other investment  companies managed by the Manager or its affiliates.

Brokerage  Practices  Followed  by the  Manager.  The  Manager  allocates  brokerage  for the Fund  subject  to the provisions of the  investment  advisory  agreement and the  procedures  and rules  described  above.  Generally the
Manager's  portfolio traders allocate brokerage upon  recommendations  from the Manager's  portfolio  managers.  In certain  instances,  portfolio  managers may directly  place trades and  allocate  brokerage.  In either case,  the
Manager's executive officers supervise the allocation of brokerage.

         Most securities  purchases made by the Fund are in principal  transactions at net prices. The Fund usually deals  directly  with the  selling or  purchasing  principal  or market  maker  without  incurring  charges for the services of a broker on its behalf unless the Manager  determines  that a better price or execution may be obtained by using the  services of a broker.  Therefore,  the Fund does not incur  substantial  brokerage  costs.  Portfolio securities  purchased from  underwriters  include a commission or concession  paid by the issuer to the underwriter in the price of the security.  Portfolio  securities  purchased  from dealers  include a spread between the bid and asked price.

         The Fund  seeks to obtain  prompt  execution  of orders at the most  favorable  net  prices.  In an option transaction,  the Fund  ordinarily  uses the same broker for the purchase or sale of the option and any transaction in the investment to which the option relates.

         Other  funds  advised by the Manager  have  investment  objectives  and  policies  similar to those of the
Fund.  Those other funds may purchase or sell the same  securities as the Fund at the same time as the Fund,  which could  affect the supply and price of the  securities.  When  possible,  the  Manager  tries to combine  concurrent orders to  purchase  or sell the same  security  by more than one of the  accounts  managed  by the  Manager or its affiliates.  The  transactions  under those  combined  orders are averaged as to price and  allocated in accordance with the purchase or sale orders actually placed for each account.

         The investment  advisory agreement permits the Manager to allocate  brokerage for research  services.  The research  services  provided by a particular  broker may be useful only to one or more of the advisory  accounts of the Manager and its  affiliates.  Investment  research  received by the Manager for the  commissions  paid by those other  accounts  may be  useful  both to the  Fund  and one or more of the  Manager's  other  accounts.  Investment research  services  may be  supplied to the Manager by a third  party at the  instance  of a broker  through  which trades are placed.  Investment  research  services  include  information  and analysis on particular  companies and industries  as well as  market  or  economic  trends  and  portfolio  strategy,  market  quotations  for  portfolio evaluations,  information  systems,  computer  hardware and similar  products and services.  If a research  service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative  functions),  then only the  percentage  or  component  that  provides  assistance  to the Manager in the  investment  decision-making process may be paid in commission dollars.

         The Board  permits  the Manager to use stated  commissions  on  secondary  fixed-income  agency  trades to obtain  research if the broker  represents to the Manager  that:  (i) the trade is not from or for the broker's own inventory,  (ii) the trade was  executed by the broker on an agency basis at the stated  commission,  and (iii) the trade is not a riskless  principal  transaction.  The Board of Trustees  permits the Manager to use  concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

         The research  services  provided by brokers  broaden the scope and supplement  the research  activities of the Manager.  That research  provides  additional views and comparisons for  consideration and helps the Manager to obtain  market  information  for the valuation of  securities  that are either held in the Fund's  portfolio or are being  considered for purchase.  The Manager  provides  information to the Board of the Fund about the  commissions paid to brokers furnishing  research services,  together with the Manager's  representation that the amount of such commissions was reasonably related to the value or benefit of such services.

Distribution and Service Plans

The  Distributor.  Under its General  Distributor's  Agreement  with the Fund, the  Distributor  acts as the Fund's principal  underwriter  in the  continuous  public  offering of the  different  classes of shares of the Fund.  The
Distributor bears the expenses normally  attributable to sales,  including advertising and the cost of printing and mailing  prospectuses,  other than those  furnished to existing  shareholders.  The Distributor is not obligated to sell a specific number of shares.  Expenses normally attributable to sales are borne by the Distributor.

         The sales  charges  and  concessions  paid to, or  retained  by, the  Distributor  from the sale of shares during the Fund's three most recent  fiscal  years,  and the  contingent  deferred  sales  charges  retained by the
Distributor on the redemption of shares for the most recent fiscal year are shown in the table below:

  ------------- ------------------ -------------------- ------------------- ------------------- -------------------
  Fiscal Year   Aggregate          Class A Front-End    Commissons on       Comissions on       Comissions on
                Front-End Sales    Sales Charges        Class A Shares      Class B Shares      Class C Shares
                Charges on Class   Retained by          Advanced by         Advanced by         Advanced by
  Ended 9/30:   A Shares           Distributor2         Distributor1        Distributor1        Distributor1
  ------------- ------------------ -------------------- ------------------- ------------------- -------------------
  ------------- ------------------ -------------------- ------------------- ------------------- -------------------
      1999          $ 572,576           $116,793             $38,094             $351,127            $22,047
  ------------- ------------------ -------------------- ------------------- ------------------- -------------------
  ------------- ------------------ -------------------- ------------------- ------------------- -------------------
      2000          $ 335,490           $ 68,368             $ 1,081             $164,076            $15,900
  ------------- ------------------ -------------------- ------------------- ------------------- -------------------
  ------------- ------------------ -------------------- ------------------- ------------------- -------------------
      2001          $ 486,206           $102,243             $23,462             $320,311            $27,439
  ------------- ------------------ -------------------- ------------------- ------------------- -------------------
1.       The  Distributor  advances  concession  payments to dealers  for  certain  sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.
2.       Includes amounts retained by a broker-dealer that is an affiliate or a parent of the distributor.

  ---------------------------- ----------------------------- --------------------------- ---------------------------
          Fiscal Year               Class A Contingent           Class B Contingent          Class C Contingent
                                      Deferred Sales               Deferred Sales              Deferred Sales
                                   Charges Retained by          Charges Retained by         Charges Retained by
          Ended 9/30:                  Distributor                  Distributor                 Distributor
  ---------------------------- ----------------------------- --------------------------- ---------------------------
  ---------------------------- ----------------------------- --------------------------- ---------------------------
             2001                          $311                       $88,638                      $1,674
  ---------------------------- ----------------------------- --------------------------- ---------------------------

Distribution  and Service Plans.  The Fund has adopted a Service Plan for its Class A shares and  Distribution  and
Service  Plans for its Class B and Class C shares  under Rule 12b-1 of the  Investment  Company  Act.  Under  those plans,  the Fund makes payments to the  Distributor in connection  with the  distribution  and/or  servicing of the shares of the particular class.

         The Manager may use profits from the  advisory  fee it receives  from the Fund.  The  Distributor  and the
Manager may, in their sole  discretion,  increase or decrease the amount of payments  they make to plan  recipients from their own resources.

         Unless a plan is terminated as described  below,  the plan continues in effect from year to year, but only if the  Fund's  Board  of  Trustees  and its  Independent  Trustees  specifically  vote  annually  to  approve  its continuance.  Approval  must be by a vote  cast in  person  at a  meeting  called  for the  purpose  of  voting  on continuing  the plan. A plan may be  terminated at any time by the vote of a majority of the  Independent  Trustees or by the vote of the  holders of a  "majority"  (as  defined in the  Investment  Company  Act) of the  outstanding shares of that class.

         The Board and the  Independent  Trustees  must approve all material  amendments to a plan. An amendment to increase  materially  the amount of  payments to be made under the plan must be  approved  by  shareholders  of the class affected by the  amendment.  Because Class B shares  automatically  convert into Class A shares after six (6)
years,  the Fund must obtain the approval of both Class A and Class B shareholders  for an amendment to the Class A plan that would materially increase the amount to be paid under that plan.

         While the plans are in effect,  the Treasurer of the Fund shall provide  separate  written  reports on the plans to the Fund's Board of Trustees at least  quarterly  for its review.  The reports  shall detail the amount of all payments  made under a plan,  the purpose for which the payments  were made and the identity of each  recipient
of a  payment.   The report on the Class B and Class C plans  shall also  include  the  Distributor's  distribution costs for the  quarter.  Those  reports are subject to the review and approval of the  Independent  Trustees in the exercise of their fiduciary duty.

         Each plan  states  that while it is in effect,  the  selection  or  replacement  and  nomination  of those
Trustees  of the  Fund  who are  not  "interested  persons"  of the  Fund is  committed  to the  discretion  of the
Independent  Trustees.  This provision  does not prevent the  involvement of others in the selection and nomination process as long as the final  decision as to selection or nomination  is approved by a majority of the  Independent
Trustees.

         Under the  plans  for a class,  no  payment  will be made to any  recipient  in any  quarter  in which the aggregate  net asset  value of all Fund  shares of that class held by the  recipient  for itself and its  customers does  not  exceed  a  minimum  amount,  if any,  that  may be set from  time to time by a  majority  of the  Fund's
Independent  Trustees.  Initially,  the Board of Trustees has set the fees at the maximum  rate  allowed  under the plans and has set no minimum asset amount needed to qualify for payments.

         |X|  Class A Service Plan.  Under the Class A service plan,  the  Distributor  currently  uses the fees it receives  from the Fund to pay  brokers,  dealers  and  other  financial  institutions  (they  are  referred  to as
"recipients")  for personal  services and account  maintenance  services they provide for their  customers who hold
Class A shares.  The services include,  among others,  answering  customer  inquiries about the Fund,  assisting in establishing  and  maintaining  accounts in the Fund,  making the Fund's  investment  plans available and providing other services at the request of the Fund or the  Distributor.  The  Distributor  makes payments to plan recipients quarterly  at an  annual  rate not to exceed  0.25% of the  average  annual  net  assets of Class A shares  held in accounts of the service providers or their customers.

         For the  fiscal  year  ended  September  30,  2001,  payments  under the Plan for  Class A shares  totaled
$1,236,382  which  was paid by the  Distributor  to  recipients.  That  included  $20,246  to an  affiliate  of the
Distributor.  Any unreimbursed  expenses the Distributor  incurs with respect to Class A shares for any fiscal year may not be recovered in subsequent  years.  The  Distributor  may not use payments  received under the Class A plan to pay any of its interest expenses, carrying charges, other financial costs, or allocation of overhead.

         |X|  Class B and  Class C  Service  and  Distribution  Plan  Fees.  Under  each  plan,  service  fees  and distribution  fees  are  computed  on the  average  of the net  asset  value of  shares  in the  respective  class, determined  as of the close of each regular  business day during the period.  The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's  distribution  expenses are more or less than the amounts paid by the Fund under the plans during that period.  The types of services  that  recipients provide are similar to the services provided under the Class A service plan described above.

         The Class B and Class C plans permit the  Distributor  to retain both the  asset-based  sales  charges and the service fee on shares or to pay recipients the service fee on a quarterly  basis,  without  payment in advance.
However,  the  Distributor  presently  intends to pay  recipients  the service fee on Class B and Class C shares in advance  for the first  year the  shares  are  outstanding.  After the  first  year  shares  are  outstanding,  the
Distributor makes service fee payments quarterly on those shares. The advance  payment is based on the net asset value of shares  sold.  Shares  purchased by exchange do not qualify for an advance  service  fee  payment.  If Class B or Class C shares  are  redeemed  during the first year after  their purchase,  the recipient of the service fees on those shares will be obligated to repay the  Distributor a pro rata portion of the advance payment made on those shares.

         The  Distributor  retains the  asset-based  sales charge on Class B shares.  The  Distributor  retains the asset-based  sales  charge  on Class C shares  during  the  first  year the  shares  are  outstanding.  It pays the asset-based  sales charge as an ongoing  concession  to the recipient on Class C shares  outstanding  for a year or more. If a dealer has a special  agreement with the Distributor,  the Distributor will pay the Class B and/or Class
C service fees and the  asset-based  sales charge to the dealer  quarterly in lieu of paying the sales  concessions and service fees in advance at the time of purchase.

         The  asset-based  sales  charge on Class B and Class C shares  allows  investors  to buy shares  without a front-end  sales  charge  while  allowing  the  Distributor  to  compensate  dealers  that sell those  shares.  The
Distributor's  actual  expenses  in selling  Class B and Class C shares may be more than the  payments  it receives from contingent  deferred sales charges  collected on redeemed  shares and from the Fund under the plans.  The Fund pays the asset-based  sales charge to the Distributor for its services  rendered in distributing  Class B and Class
C shares. The payments are made to the Distributor in recognition that the Distributor:
         o    pays sales  concessions  to authorized  brokers and dealers at the time of sale and pays service fees as described in the Prospectus,
         o    may  finance  payment  of sales  concessions  and/or  the  advance  of the  service  fee  payment  to recipients  under the plans,  or may provide such  financing  from its own  resources  or from the  resources of an affiliate,
         o    employs personnel to support distribution of shares, and
         o    bears the costs of sales  literature,  advertising  and  prospectuses  (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses.
         o    may not be able to  adequately  compensate  dealers  that  sell  Class B and  Class C shares  without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,
         o    receives  payments under the plans  consistent  with the service fees and  asset-based  sales charges paid by other non-proprietary funds that charge 12b-1 fees,
         o    may use the  payments  under  the  plan to  include  the  Fund in  various  third-party  distribution programs that may increase sales of Fund shares,
         o    may experience increased difficulty selling the Fund's shares if

 --------------------------------------------------------------------------------------------------------------------
                     Distribution Fees Paid to the Distributor in the Fiscal Year Ended 9/30/01
 --------------------------------------------------------------------------------------------------------------------
 ------------------- --------------------- ------------------------ ------------------------ ------------------------
 Class:              Total Payments        Amount Retained by       Distributor's            Distributor's
                                                                                             Unreimbursed Expenses
                                                                    Aggregate Unreimbursed   as % of Net Assets of
                     Under Plan            Distributor              Expenses Under Plan      Class
 ------------------- --------------------- ------------------------ ------------------------ ------------------------
 ------------------- --------------------- ------------------------ ------------------------ ------------------------
 Class B Plan        $480,893              $374,384                 $1,585,286                        3.41%
 ------------------- --------------------- ------------------------ ------------------------ ------------------------
 ------------------- --------------------- ------------------------ ------------------------ ------------------------
 Class C Plan        $ 69,680              $  17,585                $    128,129                      1.55%
 ------------------- --------------------- ------------------------ ------------------------ ------------------------

         All  payments  under the Class B and Class C plans are subject to the  limitations  imposed by the Conduct
Rules of the  National  Association  of  Securities  Dealers,  Inc. on payments of  asset-based  sales  charges and service fees.

Performance of the Fund

Explanation  of Performance  Terminology.  The Fund uses a variety of terms to illustrate  its  performance.  These terms include  "standardized  yield,"  "tax-equivalent  yield,"  "dividend  yield,"  "average annual total return,"
"cumulative  total  return,"  "average  annual  total  return at net asset  value" and  "total  return at net asset value." An  explanation  of how yields and total returns are  calculated is set forth below.  The charts below show the Fund's  performance  as of its most recent fiscal year end. You can obtain current  performance  information by calling the Fund's  Transfer  Agent at  1.800.525.7048  or by visiting  the  OppenheimerFunds  Internet  website at
www.oppenheimerfunds.com.

         The  Fund's  illustrations  of its  performance  data in  advertisements  must  comply  with  rules of the
Securities and Exchange  Commission.  Those rules  describe the types of performance  data that may be used and how it is to be  calculated.  In  general,  any  advertisement  by the Fund of its  performance  data must  include the average  annual total returns for the advertised  class of shares of the Fund.  Those returns must be shown for the
1, 5 and  10-year  periods  (or the life of the  class,  if less)  ending as of the most  recently  ended  calendar quarter prior to the  publication  of the  advertisement  (or its  submission  for  publication).  Certain types of yields may also be shown, provided that they are accompanied by standardized average annual total returns.

         Use of standarized  performance  calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods.  However,  a number of factors  should be considered  before using the Fund's performance information as a basis for comparison with other investments:
         o    Yields and total returns measure the  performance of a hypothetical  account in the Fund over various periods and do not show the performance of each shareholder's  account.  Your account's  performance will vary from the model  performance  data if your  dividends  are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
         o    The Fund's performance returns do not reflect the effect of taxes on distributions.
         o    An investment in the Fund is not insured by the FDIC or any other government agency.
         o    The principal  value of the Fund's  shares,  and its yields and total returns are not  guaranteed and normally will fluctuate on a daily basis.
         o    When an investor's shares are redeemed, they may be worth more or less than their original cost.
         o    Yields and total returns for any given past period represent historical  performance  information and are not, and should not be considered, a prediction of future yields or returns.

         The  performance  of each class of shares is shown  separately,  because the  performance of each class of shares will  usually be  different.  That is because of the  different  kinds of  expenses  each class  bears.  The yields and total  returns of each class of shares of the Fund are  affected  by market  conditions,  the quality of the Fund's  investments,  the  maturity of those  investments,  the types of  investments  the Fund holds,  and its operating expenses that are allocated to the particular class.

         |X|  Yields.  The Fund uses a variety of different  yields to illustrate its current  returns.  Each class of shares calculates its yield separately because of the different expenses that affect each class.

              |_| Standardized  Yield. The "standardized  yield"  (sometimes  referred to just as "yield") is shown for a class of shares for a stated  thirty (30) day  period.  It is not based on actual  distributions  paid by the
Fund to  shareholders  in the thirty (30) day period,  but is a  hypothetical  yield based upon the net  investment income from the Fund's  portfolio  investments for that period.  It may therefore  differ from the "dividend yield"
for the same class of shares, described below.

         Standardized  yield  is  calculated  using  the  following  formula  set  forth in  rules  adopted  by the
Securities  and  Exchange  Commission,  designed to assure  uniformity  in the way that all funds  calculate  their yields:

                Standardized Yield = 2{(a-b     6
                                        --- + 1) - 1]
                                        cd

         The symbols above represent the following factors:
         a =   dividends and interest earned during the thirty (30) day period.
         b =   expenses accrued for the period (net of any expense assumptions).
         c =   the  average  daily  number of shares of that class  outstanding  during the thirty  (30) day period that were entitled to receive dividends.
         d =   the  maximum  offering  price per share of that class on the last day of the  period,  adjusted  for undistributed net investment income.

         The  standardized  yield for a  particular  thirty  (30) day period  may  differ  from the yield for other periods.  The SEC formula  assumes that the  standardized  yield for a thirty (30) day period  occurs at a constant rate for a six (6) month period and is  annualized at the end of the six (6) month  period.  Additionally,  because each class of shares is subject to  different  expenses,  it is likely that the  standardized  yields of the Fund's classes of shares will differ for any thirty (30) day period.

              |_| Dividend  Yield.  The Fund may quote a "dividend  yield" for each class of its  shares.  Dividend yield is based on the  dividends  paid on a class of  shares  during  the  actual  dividend  period.  To  calculate dividend  yield,  the  dividends of a class  declared  during a stated  period are added  together,  and the sum is multiplied  by 12 (to  annualize  the  yield)  and  divided by the  maximum  offering  price on the last day of the dividend period.  The formula is shown below:

                                    Dividend Yield = Dividends paid x 12
                                                     -------------------
                                             Maximum Offering Price (Payment date).

                  The  maximum  offering  price for Class A shares  includes  the  current  maximum  initial  sales charge.  The  maximum  offering  price for Class B and Class C shares  is the net asset  value per  share,  without considering  the  effect of  contingent  deferred  sales  charges.  The Class A  dividend  yield may also be quoted without deducting the maximum initial sales charge.

              |_| Tax-Equivalent  Yield.  The  "tax-equivalent  yield" of a class of shares is the equivalent yield that would have to be earned on a taxable  investment to achieve the after-tax  results  represented  by the Fund's tax-equivalent  yield.  It adjusts the Fund's  standardized  yield,  as calculated  above,  by a stated Federal tax rate.  Using  different  tax rates to show  different  tax  equivalent  yields shows  investors  in  different  tax brackets the tax equivalent yield of the Fund based on their own tax bracket.

         The  tax-equivalent  yield  is based  on a  thirty  (30) day  period,  and is  computed  by  dividing  the tax-exempt  portion of the Fund's  current yield (as  calculated  above) by one minus a stated income tax rate. The result is added to the portion (if any) of the Fund's current yield that is not tax-exempt.

         The  tax-equivalent  yield may be used to compare  the tax  effects of income  derived  from the Fund with income from taxable  investments at the tax rates stated.  Your tax bracket is determined by your Federal and state taxable  income (the net amount  subject to Federal and state  income tax after  deductions  and  exemptions).  The tax-equivalent  yield table  assumes that the  investor is taxed at the highest  bracket,  regardless  of whether a switch to non-taxable investments would cause a lower bracket to apply.

------------------------------------------------------------------------------------------------------------------------------
                                   The Fund's Yields for the 30-Day Periods Ended 9/30/01
------------------------------------------------------------------------------------------------------------------------------
-------------- ------------------------------------ ------------------------------------ -------------------------------------
Class of               Standardized Yield                     Dividend Yield                 Tax-Equivalent Yield (43.74%
Shares                                                                                      Combined Federal/New York Tax
                                                                                                       Bracket)
-------------- ------------------------------------ ------------------------------------ -------------------------------------
-------------- ----------------- ------------------ ------------------ ----------------- ------------------ ------------------
               Without Sales     After Sales        Without Sales      After Sales       Without Sales      After Sales
               Charge (NAV)      Charge (MOP)       Charge(NAV)        Charge(MOP)       Charge(NAV)        Charge(MOP)
-------------- ----------------- ------------------ ------------------ ----------------- ------------------ ------------------
-------------- ----------------- ------------------ ------------------ ----------------- ------------------ ------------------
Class A             4.67%              4.45%              5.13%             4.89%              8.30%              7.91%
-------------- ----------------- ------------------ ------------------ ----------------- ------------------ ------------------
-------------- ----------------- ------------------ ------------------ ----------------- ------------------ ------------------
Class B             3.89%               N/A               4.39%              N/A               6.91%               N/A
-------------- ----------------- ------------------ ------------------ ----------------- ------------------ ------------------
-------------- ----------------- ------------------ ------------------ ----------------- ------------------ ------------------
Class C             3.89%               N/A               4.39%              N/A               6.91%               N/A
-------------- ----------------- ------------------ ------------------ ----------------- ------------------ ------------------

         |X|  Total  Return  Information.  There are  different  types of "total  returns"  to  measure  the Fund's performance.  Total return is the change in value of a  hypothetical  investment  in the Fund over a given  period, assuming  that all  dividends  and capital gains  distributions  are  reinvested in additional  shares and that the investment is redeemed at the end of the period.  Because of differences in expenses for each class of shares,  the total returns for each class are  separately  measured.  The cumulative  total return  measures the change in value over the entire  period (for  example,  ten (10) years).  An average  annual total return shows the average rate of return for each year in a period that would produce the cumulative  total return over the entire  period.  However,
average  annual  total  returns  do  not  show  actual  year-by-year   performance.   The  Fund  uses  standardized
calculations for its total returns as prescribed by the SEC.  The methodology is discussed below.

         In  calculating  total  returns  for Class A  shares,  the  current  maximum  sales  charge of 4.75% (as a percentage  of the  offering  price) is deducted  from the  initial  investment  ("P")  (unless the return is shown without sales charge,  as described  below).  For Class B shares,  payment of the  applicable  contingent  deferred sales  charge is applied,  depending on the period for which the return is shown:  5.0% in the first year,  4.0% in the  second  year,  3.0% in the third and fourth  years,  2.0% in the fifth  year,  1.0% in the sixth year and none thereafter.  For Class C shares,  the 1% contingent  deferred  sales charge is deducted for returns for the one (1)
year period.

              |_| Average  Annual  Total  Return.  The "average  annual  total  return" of each class is an average annual  compounded  rate of return for each year in a specified  number of years. It is the rate of return based on the change in value of a  hypothetical  initial  investment of $1,000 ("P" in the formula  below) held for a number of years ("n") to achieve an Ending  Redeemable Value ("ERV" in the formula) of that  investment,  according to the following formula:

                            1/n
                        ERV
                        ---  - 1 = Average Annual Total Return
                         P

              |_| Cumulative  Total  Return.  The  "cumulative  total  return"  calculation  measures the change in value of a  hypothetical  investment of $1,000 over an entire  period of years.  Its  calculation  uses some of the same  factors as average  annual  total  return,  but it does not  average  the rate of return on an annual  basis.
Cumulative total return is determined as follows:

                        ERV-P
                        ----- = Total Return
                          P

              |_| Total  Returns at Net Asset Value.  From time to time the Fund may also quote a cumulative  or an average annual total return "at net asset value"  (without  deducting  sales charges) for Class A, Class B or Class
C shares.  Each is based on the  difference  in net  asset  value  per  share at the  beginning  and the end of the period  for a  hypothetical  investment  in that  class of shares  (without  considering  front-end  or  contingent deferred sales charges) and takes into consideration the
reinvestment of dividends and capital gains distributions.

----------------------------------------------------------------------------------------------------------------------
                               The Fund's Total Returns for the Periods Ended 9/30/01
----------------------------------------------------------------------------------------------------------------------
----------------- ------------------------ ---------------------------------------------------------------------------
Class of Shares      Cumulative Total                             Average Annual Total Returns
                   Returns (10 years or
                      life of class)
----------------- ------------------------ ---------------------------------------------------------------------------
----------------- ------------------------ ----------------------- ------------------------- -------------------------
                                                   1-Year                  5-Years                   10-Years
                                                                      (or life of class)        (or life of class)
----------------- ------------------------ ----------------------- ------------------------- -------------------------
----------------- ------------ ----------- ---------- ------------ ------------ ------------ ------------ ------------
                     After     Without     After        Without       After       Without       After       Without
                     Sales     Sales       Sales         Sales        Sales        Sales        Sales        Sales
                    Charge       Charge     Charge      Charge       Charge       Charge       Charge       Charge
                     (MOP)       (NAV)       (MOP)       (NAV)        (MOP)        (NAV)        (MOP)        (NAV)
----------------- ------------ ----------- ---------- ------------ ------------ ------------ ------------ ------------
----------------- ------------ ----------- ---------- ------------ ------------ ------------ ------------ ------------
Class A             76.25%1     85.03%1      4.56%       9.77%        4.75%        5.77%        5.83%        6.35%
----------------- ------------ ----------- ---------- ------------ ------------ ------------ ------------ ------------
----------------- ------------ ----------- ---------- ------------ ------------ ------------ ------------ ------------
Class B             49.01%2     49.01%2      3.94%       8.94%        4.65%        4.98%        4.76%        4.76%
----------------- ------------ ----------- ---------- ------------ ------------ ------------ ------------ ------------
----------------- ------------ ----------- ---------- ------------ ------------ ------------ ------------ ------------
Class C             36.18%3     36.18%3      8.03%       9.03%        4.98%        4.98%        5.20%        5.20%
----------------- ------------ ----------- ---------- ------------ ------------ ------------ ------------ ------------
1. Inception of Class A:   8/16/84.
2. Inception of Class B:   3/1/93.  Because  Class B shares  convert  to Class A shares 72 months  after  purchase, the life of class return for Class B uses Class A performance for the period after conversion.
3. Inception of Class C:   8/29/95.

Other  Performance   Comparisons.   The  Fund  compares  its  performance   annually  to  that  of  an  appropriate
broadly-based  market index in its Annual Report to  shareholders.  You can obtain that  information  by contacting the Transfer  Agent at the  addresses  or  telephone  numbers  shown on the cover of this  Statement of  Additional
Information.  The Fund may also  compare its  performance  to that of other  investments,  including  other  mutual funds,  or use  rankings  of its  performance  by  independent  ranking  entities.  Examples  of these  performance comparisons are set forth below.

         |X|  Lipper  Rankings.  From time to time the Fund may  publish  the  ranking  of the  performance  of its classes  of shares by Lipper  Analytical  Services,  Inc.  ("Lipper").  Lipper is a  widely-recognized  independent mutual fund monitoring service.  Lipper monitors the performance of regulated investment  companies,  including the
Fund, and ranks their  performance for various periods in categories  based on investment  styles.  The performance of the Fund is ranked by Lipper against all other New York municipal debt funds.  The Lipper  performance  rankings are based on total returns that include the  reinvestment of capital gain  distributions  and income  dividends but do not take  sales  charges  or taxes  into  consideration.  Lipper  also  publishes  "peer-group"  indices  of the performance  of all mutual funds in a category  that it monitors and  averages of the  performance  of the funds in particular categories.

         |X|  Morningstar  Rankings.  From time to time the Fund may  publish the star  ranking of the  performance of its classes of shares by Morningstar,  Inc.,  ("Morningstar")  an independent  mutual fund  monitoring  service.
Morningstar ranks mutual funds in broad investment  categories:  domestic stock funds,  international  stock funds, taxable bond funds and municipal bond funds. The Fund is ranked among municipal bond funds.

         Morningstar  proprietary star rankings reflect historical  risk-adjusted total investment return. For each fund with at least a  three-year  history,  Morningstar  calculates  a  Morningstar  RatingTM  metric each month by subtracting  the return on a 90-day U.S.  Treasury Bill from the fund's  load-adjusted  return for the same period, and then  adjusting  this excess  return for risk.  The top 10% of funds in each broad asset class receive 5 stars, the next 22.5%  receive 4 stars,  the next 35% receive 3 stars,  the next 22.5%  receive 2 stars and the bottom 10%
receive 1 star. The Overall  Morningstar  Rating for a fund is derived from a weighted  average of the  performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Ratings metrics.

         The Fund  may also  compare  its  performance  to that of other  funds  in its  Morningstar  category.  In addition to its star  rankings,  Morningstar  also  categorizes  and compares a fund's  three (3) year  performance based on  Morningstar's  classification  of the fund's  investments  and investment  style,  rather than how a fund defines its investment  objective.  Morningstar's  four broad categories  (domestic equity,  international  equity, municipal bond and taxable bond) are each further  subdivided  into  categories  based on types of investments  and investment  styles.  Those  comparisons by Morningstar  are based on the same risk and return  measurements  as its star rankings but do not consider the effect of sales charges.

         |X|  Performance  Rankings  and  Comparisons  by Other  Entities and  Publications.  From time to time the
Fund may  include  in its  advertisements  and sales  literature  performance  information  about the Fund cited in newspapers  and other  periodicals  such as The New York  Times,  The Wall  Street  Journal,  Barron's,  or similar publications.  That  information  may include  performance  quotations  from other  sources,  including  Lipper and
Morningstar.  The  performance of the Fund's Class A, Class B or Class C shares may be compared in  publications to the  performance  of various  market  indices or other  investments,  and averages,  performance  rankings or other benchmarks prepared by recognized mutual fund statistical services.

         Investors  may also wish to  compare  the  Fund's  Class A,  Class B or Class C returns  to the  return on fixed-income  investments  available from banks and thrift  institutions.  Those include  certificates  of deposit, ordinary  interest-paying  checking and savings accounts,  and other forms of fixed or variable time deposits,  and various other  instruments such as Treasury bills.  However,  the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will  fluctuate  daily,  while bank  depository  obligations  may be insured by the FDIC and may  provide  fixed  rates of return.  Repayment  of  principal  and payment of interest on
Treasury securities is backed by the full faith and credit of the U.S. government.

         From time to time, the Fund may publish  rankings or ratings of the Manager or Transfer Agent,  and of the investor services  provided by them to shareholders of the Oppenheimer  funds,  other than performance  rankings of the  Oppenheimer  funds  themselves.  Those  ratings or  rankings of  shareholder  and  investor  services by third parties may include  comparisons of their services to those provided by other mutual fund families  selected by the rating or ranking  services.  They may be based upon the opinions of the rating or ranking  service  itself,  using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

         From time to time the Fund may  include  in its  advertisements  and  sales  literature  the total  return performance of a hypothetical  investment  account that includes  shares of the Fund and other  Oppenheimer  funds.
The combined  account may be part of an  illustration of an asset  allocation  model or similar  presentation.  The account  performance  may combine total return  performance  of the Fund and the total return  performance of other
Oppenheimer funds included in the account.  Additionally,  form time to time, the Fund's  advertisements  and sales literature may include,  for  illustrative or comparative  purposes,  statistical data or other  information  about general or specific market and economic conditions. That may include, for example,
o        information  about the  performance  of certain  securities  or  commodities  markets or segments of those markets,
o        information about the performance of the economies of particular countries or regions,
o        the earnings of companies  included in segments of particular  industries,  sectors,  securities  markets, counties or regions,
o        the availability of different types of securities or offerings of securities,
o        information  relating  to the gross  national  or gross  domestic  product of the  United  States or other countries or regions,
o        comparisons  of  various  market   sectors  or  indices  to  demonstrate   performance,   risk,  or  other
     characteristics of the Fund.

-------------------------------------------------------------------------------------------------------------------
A B O U T  Y O U R  A C C O U N T
-------------------------------------------------------------------------------------------------------------------

How to Buy Shares

         Additional  information  is presented  below about the methods that can be used to buy shares of the Fund.
Appendix C contains more  information  about the special  sales charge  arrangements  offered by the Fund,  and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink.  When shares are purchased  through  AccountLink,  each purchase must be at least $25.  Shares will be purchased on the regular  business day the  Distributor  is  instructed to initiate the  Automated  Clearing  House
("ACH")  transfer to buy the shares.  Dividends  will begin to accrue on shares  purchased with the proceeds of ACH transfers on the business day the Fund receives  Federal  Funds for the purchase  through the ACH system before the close of The New York Stock Exchange.  The Exchange  normally closes at 4:00 P.M., but may close earlier on certain days.  If  Federal  Funds are  received  on a business  day after the close of the  Exchange,  the  shares  will be purchased  and dividends  will begin to accrue on the next regular  business day. The proceeds of ACH transfers are normally  received by the Fund three (3) days after the transfers are initiated.  The  Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced  Sales  Charges.  As discussed in the  Prospectus,  a reduced sales charge rate may be obtained for Class A shares under Right of  Accumulation  and Letters of Intent  because of the economies of sales efforts and reduction in expenses  realized by the  Distributor,  dealers and brokers  making such sales.  No sales  charge is imposed in certain  other  circumstances  described in Appendix C to this  Statement  of  Additional  Information  because the
Distributor or dealer or broker incurs little or no selling expenses.

         |X|  Right of  Accumulation.  To qualify for the lower sales charge  rates that apply to larger  purchases of Class A shares, you and your spouse can add together:
         o    Class A and Class B shares you purchase for your  individual  accounts,  or for your joint  accounts, or for trust or custodial accounts on behalf of your children who are minors, and
         o    Current  purchases  of Class A and Class B shares of the Fund and other  Oppenheimer  funds to reduce the sales charge rate that applies to current purchases of Class A shares, and
         o    Class A and Class B shares of  Oppenheimer  funds you previously  purchased  subject to an initial or contingent  deferred  sales charge to reduce the sales  charge rate for current  purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds.

         A fiduciary can count all shares purchased for a trust,  estate or other fiduciary account  (including one or more employee  benefit plans of the same  employer) that has multiple  accounts.  The  Distributor  will add the value,  at current  offering  price,  of the shares you  previously  purchased  and  currently  own to the value of current  purchases to determine  the sales charge rate that  applies.  The reduced  sales charge will apply only to current purchases. You must request it when you buy shares.

         |X|  The Oppenheimer  Funds.  The Oppenheimer  funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and currently include the following:

Oppenheimer Bond Fund                                        Oppenheimer Municipal Bond Fund
Oppenheimer California Municipal Fund                        Oppenheimer New York Municipal Fund
Oppenheimer Capital Appreciation Fund                        Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Preservation Fund                        Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Capital Income Fund                              Oppenheimer Quest Balanced Value Fund
Oppenheimer Champion Income Fund                             Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Concentrated Growth Fund                         Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Convertible Securities Fund                      Oppenheimer Quest Opportunity Value Fund
Oppenheimer Developing Markets Fund                          Oppenheimer Quest Value Fund, Inc.
Oppenheimer Disciplined Allocation Fund                      Oppenheimer Real Asset Fund
Oppenheimer Discovery Fund                                   Oppenheimer Rochester National Municipals
Oppenheimer Emerging Growth Fund                             Oppenheimer Senior Floating Rate Fund
Oppenheimer Emerging Technologies Fund                       Oppenheimer Small Cap Value Fund
Oppenheimer Enterprise Fund                                  Oppenheimer Special Value Fund
Oppenheimer Europe Fund                                      Oppenheimer Strategic Income Fund
Oppenheimer Global Fund                                      Oppenheimer Total Return Fund, Inc.
Oppenheimer Global Growth & Income Fund                      Oppenheimer Trinity Core Fund
Oppenheimer Gold & Special Minerals Fund                     Oppenheimer Trinity Large Cap Growth Fund
Oppenheimer Growth Fund                                      Oppenheimer Trinity Value Fund
Oppenheimer High Yield Fund                                  Oppenheimer U.S. Government Trust
Oppenheimer Intermediate Municipal Fund                      Oppenheimer Value Fund
Oppenheimer International Bond Fund                          Limited-Term New York Municipal Fund
Oppenheimer International Growth Fund                        Rochester Fund Municipals
Oppenheimer International Small Company Fund                 OSM1 - Gartmore Millennium Growth Fund II
Oppenheimer Limited-Term Government Fund                     OSM1 - Jennison Growth Fund
Oppenheimer Main Street Growth & Income Fund                 OSM1 - Mercury Advisors S&P 500 Index Fund
Oppenheimer Main Street Opportunity Fund                     OSM1 - Mercury Advisors Focus Growth Fund
Oppenheimer Main Street Small Cap Fund                       OSM1 - QM Active Balanced Fund
Oppenheimer MidCap Fund                                      OSM1 - Salomon Brothers Capital Fund
Oppenheimer Multiple Strategies Fund

And the following money market funds:

         Centennial America Fund, L. P.                               Centennial New York Tax Exempt Trust
         Centennial California Tax Exempt Trust                       Centennial Tax Exempt Trust
         Centennial Government Trust                                  Oppenheimer Cash Reserves
         Centennial Money Market Trust                                Oppenheimer Money Market Fund, Inc.

1"OSM" stands for Oppenheimer Select Managers
         There is an  initial  sales  charge on the  purchase  of Class A shares of each of the  Oppenheimer  funds except the money market funds. Under certain circumstances  described in this Statement of Additional  Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent.  Under a Letter of Intent,  if you purchase  Class A shares or Class A and Class B shares of the
Fund and other  Oppenheimer  funds during a thirteen (13) month  period,  you can reduce the sales charge rate that applies to your  purchases  of Class A shares.  The total  amount of your  intended  purchases  of both Class A and
Class B shares will  determine the reduced sales charge rate for the Class A shares  purchased  during that period.
You can include purchases made up to ninety (90) days before the date of the Letter.

         A Letter of Intent is an investor's  statement in writing to the  Distributor of the intention to purchase
Class A shares or Class A and Class B shares of the Fund (and  other  Oppenheimer  funds)  during a  thirteen  (13)
month period (the "Letter of Intent  period").  At the investor's  request,  this may include  purchases made up to ninety  (90)  days  prior to the date of the  Letter.  The  Letter  states  the  investor's  intention  to make the aggregate  amount of purchases of shares  which,  when added to the  investor's  holdings of shares of those funds, will  equal or exceed  the  amount  specified  in the  Letter.  Purchases  made by  reinvestment  of  dividends  or distributions  of capital  gains and  purchases  made at net asset value  without  sales charge do not count toward satisfying the amount of the Letter.

         A Letter  enables  an  investor  to count  the Class A and Class B shares  purchased  under the  Letter to obtain the reduced  sales  charge rate on  purchases  of Class A shares of the Fund (and other  Oppenheimer  funds)
that applies  under the Right of  Accumulation  to current  purchases of Class A shares.  Each  purchase of Class A shares under the Letter will be made at the offering  price  (including  the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

         In submitting a Letter,  the investor makes no commitment to purchase shares.  However,  if the investor's purchases  of shares  within  the  Letter of Intent  period,  when  added to the value (at  offering  price) of the investor's  holdings  of  shares on the last day of that  period,  do not equal or  exceed  the  intended  purchase amount,  the investor  agrees to pay the  additional  amount of sales charge  applicable  to such  purchases.  That amount is  described  in "Terms of  Escrow,"  below  (those  terms may be amended by the  Distributor  from time to time).  The  investor  agrees  that shares  equal in value to 5% of the  intended  purchase  amount will be held in escrow by the Transfer  Agent subject to the Terms of Escrow.  Also,  the investor  agrees to be bound by the terms of the Prospectus,  this Statement of Additional  Information and the Application  used for a Letter of Intent.  If those  terms are  amended,  as they may be from time to time by the Fund,  the  investor  agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

         If the total  eligible  purchases  made  during  the  Letter of Intent  period do not equal or exceed  the intended  purchase amount,  the concessions  previously paid to the dealer of record for the account and the amount of sales charge retained by the  Distributor  will be adjusted to the rates  applicable to actual total  purchases.
If total eligible  purchases during the Letter of Intent period exceed the intended  purchase amount and exceed the amount needed to qualify for the next sales charge rate  reduction set forth in the  Prospectus,  the sales charges paid will be adjusted to the lower rate.  That  adjustment  will be made only if and when the dealer returns to the
Distributor  the excess of the amount of  concessions  allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases.  The excess  concessions  returned to the Distributor will be used to purchase  additional  shares for the  investor's  account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

         In determining  the total amount of purchases made under a Letter,  shares  redeemed by the investor prior to the  termination  of the Letter of Intent  period will be deducted.  It is the  responsibility  of the dealer of record  and/or the  investor  to advise the  Distributor  about the Letter in placing any  purchase  orders for the investor during the Letter of Intent period.  All of such purchases must be made through the Distributor.

         |X|  Terms of Escrow That Apply to Letters of Intent.

         1.    Out of the initial  purchase (or  subsequent  purchases  if  necessary)  made  pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended  purchase  amount  specified in the Letter shall be held in escrow by the Transfer  Agent.  For example,  if the intended  purchase  amount is $50,000,  the escrow shall be shares  valued in the amount of $2,500  (computed  at the offering  price  adjusted  for a $50,000  purchase).  Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

         2.    If the total minimum  investment  specified  under the Letter is completed  within the thirteen (13)
month Letter of Intent period, the escrowed shares will be promptly released to the investor.

         3.    If, at the end of the thirteen  (13) month Letter of Intent period the total  purchases  pursuant to the Letter are less than the  intended  purchase  amount  specified in the Letter,  the investor  must remit to the
Distributor  an amount equal to the  difference  between the dollar amount of sales  charges  actually paid and the amount of sales  charges  which would have been paid if the total amount  purchased had been made at a single time.
That sales charge  adjustment  will apply to any shares  redeemed  prior to the  completion  of the Letter.  If the difference  in sales  charges is not paid  within  twenty  (20) days after a request  from the  Distributor  or the dealer,  the  Distributor  will,  within  sixty (60) days of the  expiration  of the  Letter,  redeem the number of escrowed  shares  necessary to realize such  difference in sales  charges.  Full and  fractional  shares  remaining after such  redemption  will be released from escrow.  If a request is received to redeem  escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

         4.    By signing the Letter,  the investor  irrevocably  constitutes  and  appoints the Transfer  Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

5.       The  shares  eligible  for  purchase  under the Letter  (or the  holding  of which may be  counted  toward completion of a Letter) include:
(a)      Class A shares  sold with a  front-end  sales  charge or subject to a Class A  contingent  deferred  sales charge,
(b)      Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c)      Class A or Class B  shares  acquired  by  exchange  of  either  (1)  Class A  shares  of one of the  other
                   Oppenheimer  funds that were acquired subject to a Class A initial or contingent  deferred sales charge or (2) Class B shares of one of the other  Oppenheimer  funds that were acquired  subject to a contingent deferred sales charge.
         6.    Shares held in escrow  hereunder  will  automatically  be  exchanged  for shares of another  fund to which an exchange is requested,  as described in the section of the  Prospectus  entitled "How to Exchange  Shares"
and the escrow will be transferred to that other fund.

Asset  Builder  Plans.  To establish an Asset Builder Plan to buy shares  directly  from a bank  account,  you must enclose a check (the minimum is $25) for the initial  purchase  with your  application.  Shares  purchased by Asset
Builder  Plan  payments  from bank  accounts  are  subject to the  redemption  restrictions  for  recent  purchases described  in the  Prospectus.  Asset  Builder  Plans  are  available  only if your  bank is an ACH  member.  Asset
Builder  Plans  may  not be  used to buy  shares  for  OppenheimerFunds  employer-sponsored  qualified  retirements accounts.  Asset Builder Plans also enable  shareholders of Oppenheimer  Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four (4) other Oppenheimer funds.

         If you make  payments  from your bank  account to purchase  shares of the Fund,  your bank account will be debited  automatically.  Normally  the debit  will be made two (2)  business  days  prior to the  investment  dates selected on your  Application.  Neither the  Distributor,  the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

         Before you establish Asset Builder  payments,  you should obtain a prospectus of the selected fund(s) from your  financial  advisor (or the  Distributor)  and  request an  application  from the  Distributor.  Complete  the application  and return it. You may change  the amount of your Asset  Builder  payment or you can  terminate  these automatic  investments  at any time by writing to the  Transfer  Agent.  The Transfer  Agent  requires a reasonable period  (approximately  ten (10) days) after receipt of your  instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering Asset Builder plans at any time without prior notice.
Cancellation  of Purchase  Orders.  Cancellation  of purchase  orders for the Fund's  shares (for  example,  when a purchase  check is  returned  to the Fund  unpaid)  causes a loss to be  incurred  when the net asset  value of the
Fund's shares on the  cancellation  date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share  multiplied  by the number of shares in the purchase  order.  The investor is responsible  for that loss. If the investor fails to compensate the Fund for the loss, the  Distributor  will do
so. The Fund may  reimburse  the  Distributor  for that amount by redeeming  shares from any account  registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares.  Each class of shares of the Fund  represents an interest in the same  portfolio of  investments of the Fund. However,  each class has different  shareholder  privileges and features.  The net income attributable to  Class B or  Class C  shares  and the  dividends  payable  on  Class B or  Class C  shares  will be  reduced  by incremental  expenses borne solely by that class.  Those expenses  include the  asset-based  sales charges to which
Class B and Class C are subject.

         The  availability  of three  classes of shares  permits  an  investor  to choose the method of  purchasing shares that is more  appropriate  for the investor.  That may depend on the amount of the  purchase,  the length of time the investor  expects to hold  shares,  and other  relevant  circumstances.  Class A shares  normally are sold subject to an initial  sales charge.  While Class B and Class C shares have no initial  sales  charge,  the purpose of the  deferred  sales  charge and  asset-based  sales charge on Class B and Class C shares is the same as that of the initial  sales  charge on Class A shares to  compensate  the  Distributor  and brokers,  dealers and  financial institutions  that sell shares of the Fund. A salesperson who is entitled to receive  compensation  from his or her firm for selling  Fund shares may receive  different  levels of  compensation  for selling one class of shares than another.

         The  Distributor  will not  accept any order in the  amount of  $500,000  or more for Class B shares or $1 million or more for Class C shares on behalf of a single  investor (not  including  dealer "street name" or omnibus accounts).  That is because  generally it will be more advantageous for that investor to purchase Class A shares of the Fund.

|X|      Class B Conversion.  Under current  interpretations  of applicable  federal income tax law by the Internal
Revenue  Service,  the  conversion  of Class B shares to Class A shares  after six (6)  years is not  treated  as a taxable  event for the  shareholder.  If those laws or the IRS  interpretation  of those laws  should  change,  the automatic  conversion  feature may be  suspended.  In that event,  no further  conversions  of Class B shares would occur while that suspension remained in effect.

         Although  Class B shares  could then be  exchanged  for Class A shares on the basis of relative  net asset value of the two  classes,  without the  imposition  of a sales charge or fee,  such  exchange  could  constitute a taxable event for the  shareholder,  and absent such  exchange,  Class B shares might continue to be subject to the asset-based sales charge for longer than six (6) years.

         |X|  Allocation of Expenses.  The Fund pays expenses  related to its daily  operations,  such as custodian fees,  trustees'  fees,  transfer agency fees,  legal fees and auditing  costs.  Those expenses are paid out of the
Fund's assets and are not paid directly by  shareholders.  However,  those  expenses  reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment.

         The  methodology  for calculating  the net asset value,  dividends and  distributions  of the Fund's share classes  recognizes two (2) types of expenses.  General expenses that do not pertain  specifically to any one class are  allocated  pro rata to the shares of all classes.  The  allocation  is based on the  percentage  of the Fund's total assets that is represented by the assets of each class, and then equally to each  outstanding  share within a given class.  Such general  expenses  include  management  fees,  legal,  bookkeeping and audit fees,  printing and mailing costs of shareholder reports,  Prospectuses,  Statements of Additional  Information and other materials for current shareholders,  fees to unaffiliated Trustees,  custodian expenses,  share issuance costs,  organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

         Other  expenses  that are  directly  attributable  to a  particular  class are  allocated  equally to each outstanding  share  within that class.  Examples of such  expenses  include  distribution  and service plan (12b-1)
fees, transfer and shareholder  servicing agent fees and expenses,  and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Determination  of Net Asset  Values Per Share.  The net asset  values per share of each class of shares of the Fund are  determined  as of the close of business of The New York Stock  Exchange on each day that the Exchange is open.
It is done by  dividing  the value of the Fund's net assets  attributable  to that class by the number of shares of that class that are  outstanding.  The Exchange  normally closes at 4:00 P.M., New York time, but may close earlier on some  other  days (for  example,  in case of weather  emergencies  or on days  falling  before a  holiday).  The
Exchange's  most recent annual  announcement  (which is subject to change)  states that it will close on New Year's
Day,  Martin Luther King,  Jr. Day,  Presidents'  Day,  Good Friday,  Memorial Day,  Independence  Day,  Labor Day,
Thanksgiving  Day and  Christmas  Day.  It may also close on other days.  Because the Fund's net asset  values will not be calculated on those days, the Fund's net asset values per share may be  significantly  affected on such days when shareholders may not purchase or redeem shares.

         Dealers  other than  Exchange  members may conduct  trading in municipal  securities  on days on which the
Exchange is closed  (including  weekends and holidays) or after 4:00 P.M. on a regular business day. The Fund's net asset values will not be calculated on those days,  and the values of some of the Fund's  portfolio  securities may change significantly on those days when shareholders may not purchase or redeem shares.

         |X|  Securities  Valuation.  The Fund's Board of Trustees has established  procedures for the valuation of the Fund's securities. In general those procedures are as follows:

         o    Long-term debt securities  having a remaining  maturity in excess of sixty (60) days are valued based on the mean between the "bid" and "asked" prices  determined by a portfolio  pricing service approved by the Fund's
Board of  Trustees  or  obtained  by the  Manager  from two active  market  makers in the  security on the basis of reasonable inquiry.
         o    The following  securities are valued at the mean between the "bid" and "asked"  prices  determined by a pricing  service  approved by the Fund's  Board of Trustees  or  obtained by the Manager  from two active  market makers in the security on the basis of reasonable inquiry:
(1)      debt instruments that have a maturity of more than 397 days when issued,
(2)      debt  instruments  that had a maturity of 397 days or less when  issued and have a  remaining  maturity of more than sixty (60) days, and
(3)      non-money  market  debt  instruments  that had a maturity of 397 days or less when issued and which have a remaining maturity of sixty (60) days or less.
         o    The following  securities are valued at cost,  adjusted for amortization of premiums and accretion of discounts:
(1)      money  market debt  securities  held by a non-money  market fund that had a maturity of less than 397 days when issued that have a remaining maturity of sixty (60) days or less, and
(2)      debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
         o    Securities not having  readily-available  market quotations are valued at fair value determined under the Board's procedures.

         If the Manager is unable to locate two market makers  willing to give quotes,  a security may be priced at the mean between the "bid" and "asked"  prices  provided by a single  active  market maker (which in certain  cases may be the "bid" price if no "asked" price is available).

         In the case of municipal  securities,  when last sale information is not generally available,  the Manager may use pricing  services  approved by the Board of Trustees.  The pricing service may use "matrix"  comparisons to the prices for comparable  instruments on the basis of quality,  yield, and maturity.  Other special factors may be involved (such as the  tax-exempt  status of the interest paid by municipal  securities).  The Manager will monitor the accuracy of the pricing  services.  That monitoring may include  comparing prices used for portfolio  valuation to actual sales prices of selected securities.
         Puts,  calls,  interest rate futures and municipal bond index futures are valued at the last sale price on the principal  exchange on which they are traded or on NASDAQ,  as applicable,  as determined by a pricing  service approved  by the Board of  Trustees  or by the  Manager.  If there were no sales that day,  they shall be valued at the last sale  price on the  preceding  trading  day if it is within the spread of the  closing  "bid" and  "asked"
prices on the  principal  exchange or on NASDAQ on the  valuation  date. If not, the value shall be the closing bid price on the  principal  exchange or on NASDAQ on the  valuation  date. If the put, call or future is not traded on an exchange or on NASDAQ,  it shall be valued by the mean between "bid" and "asked" prices  obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

         When the Fund  writes an  option,  an amount  equal to the  premium  received  is  included  in the Fund's
Statement of Assets and Liabilities as an asset.  An equivalent  credit is included in the liability  section.  The credit is adjusted  ("marked-to-market")  to reflect the current  market value of the option.  In  determining  the
Fund's gain on  investments,  if a call or put written by the Fund is exercised,  the proceeds are increased by the premium  received.  If a call or put  written  by the  Fund  expires,  the  Fund  has a gain in the  amount  of the premium.  If the Fund  enters  into a  closing  purchase  transaction,  it will have a gain or loss,  depending  on whether the premium  received was more or less than the cost of the closing  transaction.  If the Fund  exercises a put it holds,  the amount the Fund  receives on its sale of the  underlying  investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

CHECKWRITING.  When a check is presented to the Fund's bank for  clearance,  the bank will ask the Fund to redeem a sufficient  number of full and  fractional  shares in the  shareholder's  account to cover the amount of the check.
This enables the  shareholder to continue to receive  dividends on those shares until the check is presented to the
Fund.  Checks may not be  presented  for  payment at the  offices of the bank  listed on the check or at the Fund's custodian  bank.  That  limitation  does not affect the use of checks for the payment of bills or to obtain cash at other banks.  The Fund reserves the right to amend,  suspend or  discontinue  offering  Checkwriting  privileges at any time. The Fund will provide you notice whenever it is required to do so by applicable law.

         In choosing to take  advantage  of the  Checkwriting  privilege by signing the Account  Application  or by completing a Checkwriting card, each individual who signs:
(1)      for individual  accounts,  represents  that they are the registered  owner(s) of the shares of the Fund in that account;
(2)      for  accounts for  corporations,  partnerships,  trusts and other  entities,  represents  that they are an officer,  general  partner,  trustee or other fiduciary or agent,  as applicable,  duly authorized to act on behalf of such registered owner(s);
(3)      authorizes  the Fund,  its  Transfer  Agent and any bank  through  which the Fund's  drafts  (checks)  are payable to pay all checks  drawn on the Fund  account of such  person(s)  and to redeem a  sufficient amount of shares from that account to cover payment of each check;
(4)      specifically  acknowledges  that if they  choose  to  permit  checks  to be  honored  if there is a single signature  on checks drawn  against  joint  accounts,  or accounts  for  corporations,  partnerships, trusts or other  entities,  the  signature  of any one  signatory  on a check will be  sufficient  to authorize  payment of that check and redemption from the account,  even if that account is registered in the  names  of more  than  one  person  or more  than  one  authorized  signature  appears  on the
              Checkwriting card or the Application, as applicable;
(5)      understands  that the  Checkwriting  privilege may be terminated or amended at any time by the Fund and/or the Fund's bank; and
(6)      acknowledges  and agrees that neither the Fund nor its bank shall incur any liability  for that  amendment or termination of checkwriting  privileges or for redeeming shares to pay checks reasonably  believed by them to be genuine,  or for  returning  or not paying  checks that have not been  accepted for any reason.

Reinvestment  Privilege.  Within six (6) months of a  redemption,  a  shareholder  may  reinvest all or part of the redemption proceeds of :

         o    Class A shares  purchased  subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or
         o    Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

         The  reinvestment  may be made without sales charge only in Class A shares of the Fund or any of the other
Oppenheimer  funds into which shares of the Fund are  exchangeable as described in "How to Exchange  Shares" below.
Reinvestment  will be at the net asset value next  computed  after the Transfer  Agent  receives  the  reinvestment order.  The  shareholder  must  ask the  Transfer  Agent  for that  privilege  at the  time of  reinvestment.  This privilege  does not apply to Class C shares.  The Fund may  amend,  suspend  or cease  offering  this  reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.
         Any capital gain that was realized when the shares were  redeemed is taxable,  and  reinvestment  will not alter any  capital  gains tax payable on that gain.  If there has been a capital  loss on the  redemption,  some or all of the loss may not be tax  deductible,  depending  on the  timing and  amount of the  reinvestment.  Under the
Internal  Revenue Code, if the  redemption  proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or  another  of the  Oppenheimer  funds  within  ninety  (90)  days of  payment  of the sales charge,  the  shareholder's  basis in the shares of the Fund that were  redeemed  may not include the amount of the sales charge paid.  That would reduce the loss or increase the gain recognized  from the  redemption.  However,  in that  case the  sales  charge  would  be added to the  basis of the  shares  acquired  by the  reinvestment  of the redemption proceeds.

Payments "In Kind".  The Prospectus  states that payment for shares  tendered for redemption is ordinarily  made in cash.  However,  under  certain  circumstances,  the Board of Trustees of the Fund may  determine  that it would be detrimental to the best interests of the remaining  shareholders of the Fund to make payment of a redemption  order wholly  or  partly  in  cash.  In that  case,  the Fund may pay the  redemption  proceeds  in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash.

         The Fund has elected to be governed by Rule 18f-1 under the  Investment  Company Act. Under that rule, the
Fund is  obligated  to redeem  shares  solely in cash up to the lesser of  $250,000  or 1% of the net assets of the
Fund during any ninety (90) day period for any one  shareholder.  If shares are  redeemed  in kind,  the  redeeming shareholder  might  incur  brokerage  or other  costs in  selling  the  securities  for cash.  The Fund will  value securities  used to pay  redemptions in kind using the same method the Fund uses to value its portfolio  securities described  above under  "Determination  of Net Asset Values Per Share." That  valuation will be made as of the time the redemption price is determined.

Involuntary  Redemptions.  The Fund's Board of Trustees has the right to cause the  involuntary  redemption  of the shares  held in any  account if the  aggregate  net asset  value of those  shares is less than $200 or such  lesser amount as the Board  may fix.  The Board of  Trustees  will not cause the  involuntary  redemption  of shares in an account if the aggregate net asset value of such shares has fallen below the stated  minimum  solely as a result of market  fluctuations.  If the Board  exercises this right,  it may also fix the  requirements  for any notice to be given to the  shareholders  in  question  (not less than  thirty  (30)  days).  The  Board  may  alternatively  set requirements  for the shareholder to increase the investment,  or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares.  A transfer of shares to a different  registration  is not an event that  triggers the payment of sales  charges.  Therefore,  shares are not subject to the payment of a contingent  deferred sales charge of any class at the time of  transfer to the name of another  person or entity.  It does not matter  whether the  transfer occurs by absolute assignment,  gift or bequest, as long as it does not involve,  directly or indirectly,  a public sale of the shares.  When shares subject to a contingent  deferred sales charge are  transferred,  the  transferred shares will remain  subject to the  contingent  deferred  sales charge.  It will be calculated as if the transferee shareholder  had  acquired  the  transferred  shares in the same  manner  and at the same time as the  transferring shareholder.

         If less than all shares  held in an account  are  transferred,  and some but not all shares in the account would be subject to a  contingent  deferred  sales  charge if  redeemed  at the time of  transfer,  the  priorities described  in the  Prospectus  under "How to Buy Shares" for the  imposition  of the Class B or Class C  contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Special  Arrangements  for  Repurchase of Shares from Dealers and Brokers.  The  Distributor is the Fund's agent to repurchase  its  shares  from  authorized  dealers or brokers  on behalf of their  customers.  Shareholders  should contact their broker or dealer to arrange this type of redemption.  The repurchase  price per share will be the net asset value next computed after the Distributor  receives an order placed by the dealer or broker.  However, if the
Distributor  receives a repurchase  order from a dealer or broker after the close of The New York Stock Exchange on a regular  business  day,  it will be  processed  at that day's net asset  value if the order was  received  by the dealer or broker from its customers prior to the time the Exchange  closes.  Normally,  the Exchange closes at 4:00
P.M.,  but may do so earlier on some days.  Additionally,  the order must have been  transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

         Ordinarily,  for accounts  redeemed by a broker-dealer  under this procedure,  payment will be made within three business days after the shares have been redeemed upon the Distributor's  receipt of the required  redemption documents  in  proper  form.  The  signature(s)  of the  registered  owners  on the  redemption  documents  must be guaranteed as described in the Prospectus.

Automatic  Withdrawal  and  Exchange  Plans.  Investors  owning  shares  of the Fund  valued  at $5,000 or more can authorize  the  Transfer  Agent to redeem  shares  (having a value of at least  $50)  automatically  on a  monthly, quarterly,  semi-annual  or annual  basis under an Automatic  Withdrawal  Plan.  Shares will be redeemed  three (3)
business days prior to the date  requested by the  shareholder  for receipt of the payment.  Automatic  withdrawals of up to $1,500  per month may be  requested  by  telephone  if  payments  are to be made by check  payable  to all shareholders  of record.  Payments  must also be sent to the address of record for the account and the address must
not  have  been   changed   within   the  prior   thirty   (30)   days.   Required   minimum   distributions   from
OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

         Payments are normally made by check,  but  shareholders  having  AccountLink  privileges  (see "How To Buy
Shares") may arrange to have Automatic  Withdrawal Plan payments  transferred to the bank account designated on the
Account  Application  or by  signature-guaranteed  instructions  sent to the  Transfer  Agent.  Shares are normally redeemed pursuant to an Automatic  Withdrawal Plan three (3) business days before the payment  transmittal date you select in the Account Application.  If a contingent deferred sales charge applies to the redemption,  the amount of the check or payment will be reduced accordingly.

         The Fund cannot  guarantee  receipt of a payment on the date  requested.  The Fund  reserves  the right to amend,  suspend or discontinue  offering these plans at any time without prior notice.  Because of the sales charge assessed on Class A share  purchases,  shareholders  should not make  regular  additional  Class A share  purchases while  participating  in an  Automatic  Withdrawal  Plan.  Class B and Class C  shareholders  should not  establish automatic  withdrawal plans,  because of the potential  imposition of the contingent  deferred sales charge on such withdrawals  (except  where the Class B or Class C  contingent  deferred  sales  charge is waived as  described  in
Appendix C to this Statement of Additional Information).
         By  requesting  an  Automatic  Withdrawal  or  Exchange  Plan,  the  shareholder  agrees  to the terms and conditions  that apply to such plans,  as stated below.  These  provisions  may be amended from time to time by the
Fund and/or the Distributor.  When adopted, any amendments will automatically apply to existing Plans.

         |X|  Automatic   Exchange   Plans.   Shareholders   can  authorize  the  Transfer   Agent  to  exchange  a
pre-determined  amount  of  shares  of the  Fund  for  shares  (of the  same  class)  of  other  Oppenheimer  funds automatically on a monthly,  quarterly,  semi-annual or annual basis under an Automatic  Exchange Plan. The minimum amount  that  may be  exchanged  to each  other  fund  account  is $25.  Instructions  should  be  provided  on the
OppenheimerFunds  Application or  signature-guaranteed  instructions.  Exchanges made under these plans are subject to the  restrictions  that apply to exchanges as set forth in "How to Exchange  Shares" in the Prospectus and below in this Statement of Additional Information.

         |X|  Automatic   Withdrawal  Plans.  Fund  shares  will  be  redeemed  as  necessary  to  meet  withdrawal payments.  Shares  acquired  without a sales  charge  will be  redeemed  first.  Shares  acquired  with  reinvested dividends and capital gains  distributions will be redeemed next,  followed by shares acquired with a sales charge, to the  extent  necessary  to make  withdrawal  payments.  Depending  upon the  amount  withdrawn,  the  investor's principal  may be depleted.  Payments  made under these plans should not be considered as a yield or income on your investment.

         The  Transfer  Agent  will  administer  the  investor's   Automatic  Withdrawal  Plan  as  agent  for  the
shareholder(s)  (the  "Planholder") who executed the Plan  authorization and application  submitted to the Transfer
Agent.  Neither the Fund nor the Transfer  Agent shall incur any liability to the  Planholder  for any action taken or not taken by the Transfer  Agent in good faith to administer  the Plan.  Share  certificates  will not be issued for shares of the Fund  purchased for and held under the Plan,  but the Transfer  Agent will credit all such shares to the account of the  Planholder on the records of the Fund.  Any share  certificates  held by a Planholder may be surrendered  unendorsed  to the Transfer  Agent with the Plan  application  so that the shares  represented  by the certificate may be held under the Plan.

         For accounts subject to Automatic  Withdrawal Plans,  distributions of capital gains must be reinvested in shares of the Fund,  which will be done at net asset  value  without a sales  charge.  Dividends  on shares held in the account may be paid in cash or reinvested.

         Shares will be redeemed to make  withdrawal  payments at the net asset value per share  determined  on the redemption  date.  Checks or AccountLink  payments  representing  the proceeds of Plan withdrawals will normally be transmitted  three (3)  business  days prior to the date  selected  for receipt of the  payment,  according  to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

         The amount and the interval of  disbursement  payments and the address to which checks are to be mailed or
AccountLink  payments  are to be sent may be changed  at any time by the  Planholder  by  writing  to the  Transfer
Agent.  The  Planholder  should  allow at least  two (2)  weeks'  time  after  mailing  such  notification  for the requested  change to be put in effect.  The  Planholder  may, at any time,  instruct the Transfer  Agent by written notice to redeem  all,  or any part of,  the shares  held under the Plan.  That  notice  must be in proper  form in accordance  with the  requirements  of the  then-current  Prospectus of the Fund. In that case,  the Transfer Agent will  redeem the number of shares  requested  at the net asset  value per share in effect and will mail a check for the proceeds to the Planholder.

         The  Planholder  may  terminate  a Plan at any time by writing to the  Transfer  Agent.  The Fund may also give  directions to the Transfer  Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt  of  evidence  satisfactory  to it  that  the  Planholder  has  died  or  is  legally  incapacitated.  Upon termination  of a Plan by the  Transfer  Agent or the  Fund,  shares  that have not been  redeemed  will be held in uncertificated  form  in the  name  of the  Planholder.  The  account  will  continue  as a  dividend-reinvestment, uncertificated  account unless and until proper instructions are received from the Planholder,  his or her executor or guardian, or another authorized person.

         To use shares held under the Plan as  collateral  for a debt,  the  Planholder  may request  issuance of a portion of the shares in  certificated  form.  Upon written  request from the  Planholder,  the Transfer Agent will determine the number of shares for which a  certificate  may be issued  without  causing the  withdrawal  checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

         If the  Transfer  Agent ceases to act as transfer  agent for the Fund,  the  Planholder  will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

         As stated in the  Prospectus,  shares of a  particular  class of  Oppenheimer  funds  having more than one class of  shares  may be  exchanged  only for  shares  of the same  class of other  Oppenheimer  funds.  Shares  of
Oppenheimer  funds  that have a single  class  without a class  designation  are  deemed  "Class A" shares for this purpose.  You can obtain a current  list  showing  which funds offer which  classes by calling the  Distributor  at
1.800.525.7048.

o        All of the  Oppenheimer  funds  currently  offer Class A, B and C shares except  Oppenheimer  Money Market
         Fund,  Inc.,  Centennial Money Market Trust,  Centennial Tax Exempt Trust,  Centennial  Government  Trust,
         Centennial  New York Tax Exempt Trust,  Centennial  California Tax Exempt Trust,  and  Centennial  America
         Fund, L.P., which only offer Class A shares.
o        Class B,  Class C and  Class N shares  of  Oppenheimer  Cash  Reserves  are  generally  available  only by exchange from the same class of shares of other  Oppenheimer  funds or through  OppenheimerFunds-sponsored
         401(k) plans.
o        Only certain  Oppenheimer  funds currently offer Class Y shares.  Class Y shares of Oppenheimer Real Asset
         Fund may not be exchanged for shares of any other fund.
o        Class M shares of  Oppenheimer  Convertible  Securities  Fund may be exchanged  only for Class A shares of other  Oppenheimer  funds.  They may not be  acquired  by  exchange  of  shares  of any class of any other
         Oppenheimer  funds except Class A shares of  Oppenheimer  Money Market Fund or  Oppenheimer  Cash Reserves
         acquired by exchange of Class M shares.
o        Class A shares of  Oppenheimer  Senior  Floating  Rate Fund are not  available  by  exchange  of shares of
         Oppenheimer  Money Market Fund or Class A shares of Oppenheimer  Cash  Reserves.  If any Class A shares of another  Oppenheimer  fund that are exchanged for Class A shares of Oppenheimer  Senior Floating Rate Fund are subject to the Class A contingent  deferred sales charge of the other  Oppenheimer fund at the time of exchange,  the holding  period for that Class A  contingent  deferred  sales charge will carry over to the
         Class A shares of Oppenheimer  Senior  Floating Rate fund acquired in the exchange.  The Class A shares of
         Oppenheimer  Senior  Floating  Rate Fund  acquired in that  exchange  will be subject to the Class A Early
         Withdrawal Charge of Oppenheimer  Senior Floating Rate Fund if they are repurchased  before the expiration of the holding period.
o        Class X shares of Limited Term New York  Municipal  Fund can be exchanged only for Class B shares of other
         Oppenheimer funds and no exchanges may be made to Class X shares.
o        Shares of  Oppenheimer  Capital  Preservation  Fund may not be exchanged for shares of  Oppenheimer  Money
         Market  Fund,  Inc.,  Oppenheimer  Cash  Reserves  or  Oppenheimer   Limited-Term  Government  Fund.  Only
         participants in certain  retirement plans may purchase shares of Oppenheimer  Capital  Preservation  Fund, and only those  participants  may exchange  shares of other  Oppenheimer  funds for shares of  Oppenheimer
         Capital Preservation Fund.
o        Class A, Class B, Class C and Class Y Shares of Oppenheimer Select Managers Mercury Advisors S&P Index
         Fund and Oppenheimer Select Managers QM Active Balanced Fund are only available to retirement plans and are available only by exchange form the same class of shares of other Oppenheimer funds held by retirement plans.

         Class A shares of  Oppenheimer  funds may be  exchanged  at net asset value for shares of any money market fund  offered  by the  Distributor.  Shares of any money  market  fund  purchased  without  a sales  charge  may be exchanged for shares of  Oppenheimer  funds offered with a sales charge upon payment of the sales charge.  They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal  charge or contingent  deferred sales charge.

         Shares of Oppenheimer  Money Market Fund, Inc.  purchased with the redemption  proceeds of shares of other mutual funds (other than funds  managed by the Manager or its  subsidiaries)  redeemed  within the thirty (30) days prior to that purchase may  subsequently be exchanged for shares of other  Oppenheimer  funds without being subject to an initial sales charge or contingent  deferred  sales charge.  To qualify for that  privilege,  the investor or the  investor's  dealer must notify the  Distributor  of  eligibility  for this privilege at the time the shares of
Oppenheimer  Money Market Fund,  Inc. are  purchased.  If requested,  they must supply proof of entitlement to this privilege.

         Shares  of the Fund  acquired  by  reinvestment  of  dividends  or  distributions  from  any of the  other
Oppenheimer  funds or from any unit investment trust for which  reinvestment  arrangements  have been made with the
Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

         The Fund may amend,  suspend or  terminate  the  exchange  privilege  at any time.  Although  the Fund may impose these changes at any time,  it will provide you with notice of those  changes  whenever it is required to do so by  applicable  law. It may be  required  to provide  sixty (60) days  notice  prior to  materially  amending or terminating the exchange privilege.  That  sixty (60) day notice is not required in extraordinary circumstances.

         |X|  How Exchanges  Affect  Contingent  Deferred  Sales  Charges.  No contingent  deferred sales charge is imposed on exchanges of shares of any class  purchased  subject to a contingent  deferred  sales  charge.  However, when Class A shares  acquired by  exchange  of Class A shares of other  Oppenheimer  funds  purchased  subject to a
Class A  contingent  deferred  sales  charge are redeemed  within  eighteen  (18) months of the end of the calendar month of the initial  purchase of the exchanged  Class A shares,  the Class A contingent  deferred  sales charge is imposed  on the  redeemed  shares.  The Class B  contingent  deferred  sales  charge is  imposed  on Class B shares acquired by exchange if they are redeemed  within six (6) years of the initial  purchase of the  exchanged  Class B shares.  The Class C contingent  deferred  sales  charge is imposed on Class C shares  acquired by exchange if they are redeemed within twelve (12) months of the initial purchase of the exchanged Class C shares.

         When Class B or Class C shares are redeemed to effect an  exchange,  the  priorities  described in "How To
Buy Shares" in the  Prospectus  for the  imposition of the Class B or the Class C contingent  deferred sales charge will be  followed  in  determining  the  order in  which  the  shares  are  exchanged.  Before  exchanging  shares, shareholders  should take into account how the exchange may affect any contingent  deferred sales charge that might be imposed in the  subsequent  redemption  of remaining  shares.  Shareholders  owning  shares of more than one (1)
Class must specify which class of shares they wish to exchange.

         |X|  Limits on Multiple  Exchange  Orders.  The Fund  reserves  the right to reject  telephone  or written exchange  requests  submitted  in bulk by anyone on behalf of more than one account.  The Fund may accept  requests for exchanges of up to fifty (50)  accounts per day from  representatives  of  authorized  dealers that qualify for this privilege.

         |X|  Telephone  Exchange  Requests.  When  exchanging  shares by  telephone,  a  shareholder  must have an existing  account  in the fund to  which  the  exchange  is to be  made.  Otherwise,  the  investor  must  obtain a
Prospectus  of that fund before the  exchange  request may be  submitted.  If all  telephone  lines are busy (which might occur, for example,  during periods of substantial  market  fluctuations),  shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

         |X|  Processing  Exchange  Requests.  Shares to be exchanged are redeemed on the regular  business day the
Transfer Agent receives an exchange request in proper form (the "Redemption  Date").  Normally,  shares of the fund to be acquired are purchased on the  Redemption  Date,  but such purchases may be delayed by either fund up to five
(5) business  days if it  determines  that it would be  disadvantaged  by an immediate  transfer of the  redemption proceeds.  The Fund reserves the right, in its  discretion,  to refuse any exchange  request that may  disadvantage
it. For example,  if the receipt of multiple  exchange  requests  from a dealer might  require the  disposition  of portfolio  securities at a time or at a price that might be  disadvantageous  to the Fund,  the Fund may refuse the request.  When you exchange some or all of your shares from one fund to another,  any special  account feature such as an Asset Builder Plan or Automatic  Withdrawal  Plan,  will be switched to the new fund account  unless you tell the Transfer  Agent not to do so.  However,  special  redemption and exchange  features such as Automatic  Exchange
Plans and Automatic Withdrawal Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

         In  connection  with any  exchange  request,  the number of shares  exchanged  may be less than the number requested if the exchange or the number  requested  would  include  shares  subject to a  restriction  cited in the
Prospectus or this Statement of Additional  Information,  or would include  shares  covered by a share  certificate that is not  tendered  with  the  request.  In  those  cases,  only  the  shares  available  for  exchange  without restriction will be exchanged.

         The different  Oppenheimer  funds available for exchange have different  investment  objectives,  policies and risks. A shareholder  should assure that the fund selected is appropriate  for his or her investment and should be aware of the tax  consequences  of an exchange.  For federal  income tax purposes,  an exchange  transaction  is treated  as a  redemption  of shares of one fund and a purchase  of shares of  another.  "Reinvestment  Privilege,"
above,  discusses some of the tax  consequences  of reinvestment  of redemption  proceeds in such cases.  The Fund, the Distributor,  and the Transfer Agent are unable to provide investment,  tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends and Taxes

Dividends  and  Distributions.  Dividends  will be  payable  on shares  held of record at the time of the  previous determination  of net asset value,  or as otherwise  described in "How to Buy Shares." Daily  dividends will not be declared or paid on newly  purchased  shares until such time as Federal  Funds (funds  credited to a member  bank's account at the Federal Reserve Bank) are available from the purchase  payment for such shares.  Normally,  purchase checks  received from investors are converted to Federal Funds on the next business day. Shares  purchased  through dealers or brokers  normally  are paid for by the third  business  day  following  the  placement  of the  purchase order.

         Shares  redeemed  through the regular  redemption  procedure will be paid dividends  through and including the day on which the  redemption  request is received  by the  Transfer  Agent in proper  form.  Dividends  will be declared on shares  repurchased  by a dealer or broker for three (3) business  days  following the trade date (that is, up to and including the day prior to settlement of the  repurchase).  If all shares in an account are redeemed, all  dividends  accrued  on shares of the same  class in the  account  will be paid  together  with the  redemption proceeds.
         The Fund's  practice of  attempting to pay  dividends on Class A shares at a constant  level  requires the
Manager to monitor the Fund's portfolio and, if necessary,  to select higher-yielding  securities when it is deemed appropriate  to seek income at the level  needed to meet the  target.  Those  securities  must be within the Fund's investment  parameters,  however.  The Fund expects to pay  dividends at a targeted  level from its net  investment income and other distributable income without any impact on the net asset values per share.

         Dividends,  distributions  and the  proceeds  of the  redemption  of Fund  shares  represented  by  checks returned to the Transfer  Agent by the Postal  Service as  undeliverable  will be invested in shares of Oppenheimer
Money Market Fund,  Inc.  Reinvestment  will be made as promptly as possible after the return of such checks to the
Transfer  Agent,  to enable the  investor to earn a return on  otherwise  idle  funds.  Unclaimed  accounts  may be subject to state  escheatment  laws,  and the Fund and the  Transfer  Agent will not be liable to  shareholders  or their representatives for compliance with those laws in good faith.

         The  amount of a  distribution  paid on a class of shares may vary from time to time  depending  on market conditions,  the  composition  of the Fund's  portfolio,  and expenses  borne by the Fund or borne  separately by a class.  Dividends  are  calculated  in the same  manner,  at the same  time and on the same day for  shares of each class.  However,  dividends  on Class B and Class C shares  are  expected  to be lower  than  dividends  on Class A shares.  That is due to the effect of the asset-based  sales charge on Class B and Class C shares.  Those dividends will also differ in amount as a consequence  of any  difference  in net asset value among the different  classes of shares.

Tax Status of the Fund's  Dividends  and  Distributions.  The Fund intends to qualify  under the  Internal  Revenue
Code during each fiscal year to pay  "exempt-interest  dividends" to its  shareholders.  Exempt-interest  dividends that are derived from net  investment  income earned by the Fund on municipal  securities  will be excludable  from gross income of shareholders for Federal income tax purposes.

         Net investment  income  includes the allocation of amounts of income from the municipal  securities in the
Fund's  portfolio  that  are  free  from  Federal  income  taxes.  This  allocation  will be made by the use of one designated  percentage  applied  uniformly  to  all  income  dividends  paid  during  the  Fund's  tax  year.  That designation  will normally be made  following the end of each fiscal year as to income  dividends paid in the prior year.  The  percentage of income  designated  as tax-exempt  may  substantially  differ from the  percentage of the
Fund's income that was tax-exempt for a given period.

         A  portion  of the  exempt-interest  dividends  paid by the  Fund  may be an item  of tax  preference  for shareholders  subject to the  alternative  minimum tax. The amount of any dividends  attributable to tax preference items for purposes of the  alternative  minimum tax will be identified  when tax  information is distributed by the
Fund.

         A  shareholder  receiving  a dividend  from  income  earned by the Fund from one or more of the  following sources treats the dividend as a receipt of either  ordinary  income or long-term  capital gain in the  computation of gross income, regardless of whether the dividend is reinvested:

(1)      certain  taxable  temporary  investments  (such  as  certificates  of  deposit,   repurchase   agreements,
              commercial paper and obligations of the U.S. government, its agencies and instrumentalities);
(2)      income from securities loans;
(3)      income or gains from options or futures; or
(4)      an excess of net short-term capital gain over net long-term capital loss from the Fund.

         The  Fund's  dividends  will  not be  eligible  for the  dividends-received  deduction  for  corporations.
Shareholders  receiving  Social Security  benefits should be aware that  exempt-interest  dividends are a factor in determining  whether such  benefits  are subject to Federal  income tax.  Losses  realized by  shareholders  on the redemption of Fund shares within six (6) months of purchase  (which period may be shortened by regulation)  will be disallowed for Federal income tax purposes to the extent of exempt-interest dividends received on such shares.

         If the Fund qualifies as a "regulated  investment  company"  under the Internal  Revenue Code, it will not be liable for Federal  income  taxes on amounts  paid by it as  dividends  and  distributions.  That  qualification enables the Fund to "pass  through" its income and realized  capital gains to  shareholders  without  having to pay tax on them.  The Fund qualified as a regulated  investment  company in its last fiscal year and intends to qualify in future  years,  but reserves the right not to qualify.  The Internal  Revenue Code  contains a number of complex tests to determine  whether the Fund  qualifies.  The Fund might not meet those tests in a particular  year.  If it does not  qualify,  the Fund will be treated for tax  purposes as an ordinary  corporation  and will receive no tax deduction for payments of dividends and distributions made to shareholders.

         In any year in which the Fund  qualifies as a regulated  investment  company  under the  Internal  Revenue
Code, the Fund will also be exempt from New York corporate  income and franchise  taxes.  It will also be qualified under New York law to pay  exempt  interest  dividends  that will be exempt  from New York  State and New York City personal  income tax.  That  exemption  applies to the extent that the Fund's  distributions  are  attributable  to interest on New York municipal  securities.  Distributions  from the Fund attributable to income from sources other than New York municipal  securities and U.S.  government  obligations  will generally be subject to New York income tax as ordinary income.

         Distributions  by the Fund from  investment  income and long- and short-term  capital gains will generally not be excludable from taxable net investment  income in determining New York corporate  franchise tax and New York
City general corporation tax for corporate  shareholders of the Fund.  Additionally,  certain distributions paid to corporate shareholders of the Fund may be includable in income subject to the New York alternative minimum tax.

         Under the Internal  Revenue  Code,  by December 31 each year the Fund must  distribute  98% of its taxable investment  income earned from January 1 through  December 31 of that year and 98% of its capital gains realized in the period from  November 1 of the prior year  through  October 31 of the current  year.  If it does not,  the Fund must pay an excise tax on the amounts not  distributed.  It is presently  anticipated that the Fund will meet those requirements.  However,  the Fund's Board of Trustees and the Manager might  determine in a particular year that it would be in the best  interest of  shareholders  not to make  distributions  at the required  levels and to pay the excise tax on the  undistributed  amounts.  That would reduce the amount of income or capital  gains  available for distribution to shareholders.

Dividend  Reinvestment  in Another  Fund.  Shareholders  of the Fund may elect to  reinvest  all  dividends  and/or capital  gains  distributions  in shares of the same  class of any of the other  Oppenheimer  funds  listed  above.
Reinvestment  will be made at net asset value without  sales charge.  To elect this option,  the  shareholder  must notify the  Transfer  Agent in writing and must have an existing  account in the fund  selected  for  reinvestment.
Otherwise the shareholder  must first obtain a prospectus for that fund and an application  from the Transfer Agent to establish  an account.  The  investment  will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution.  Dividends and/or  distributions  from certain of the other Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor.  The Fund's shares are sold through dealers,  brokers and other financial  institutions  that have a sales  agreement  with  OppenheimerFunds  Distributor,  Inc., a subsidiary of the Manager that acts as the Fund's
Distributor.  The Distributor also distributes  shares of the other  Oppenheimer funds and is  sub-distributor  for funds managed by a subsidiary of the Manager.

The Transfer Agent.  OppenheimerFunds  Services,  the Fund's  Transfer  Agent, is a division of the Manager.  It is responsible for maintaining the Fund's  shareholder  registry and shareholder  accounting  records,  and for paying dividends and distributions to shareholders.  It also handles shareholder  servicing and administrative  functions.
It serves as the  Transfer  Agent for an annual  per  account  fee.  It also acts as  shareholder  servicing  agent for the other Oppenheimer  funds.  Shareholders  should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian.  Citibank,  N.A. is the Custodian of the Fund's assets.  The  Custodian's  responsibilities  include safeguarding and controlling the Fund's portfolio  securities,  and handling the delivery of such securities to and from the Fund.  It will be the  practice of the Fund to deal with the  Custodian  in a manner  uninfluenced  by any banking  relationship  the  Custodian may have with the Manager and its  affiliates.  The Fund's cash balances with the Custodian in excess of $100,000 are not protected by Federal Deposit  Insurance.  Those uninsured  balances may at times be substantial.

Independent  Auditors.  KPMG LLP are the  independent  auditors  of the  Fund.  They  audit  the  Fund's  financial statements  and perform  other related  audit  services.  They also act as auditors for certain other funds advised by the Manager and its affiliates.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders of
Oppenheimer New York Municipal Fund:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer New York Municipal Fund, including the statement of investments, as of September 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
   Our procedures included confirmation of securities owned as of September 30,
2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer New York Municipal Fund as of September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP
------------
KPMG LLP

Denver, Colorado
October 19, 2001

STATEMENT OF INVESTMENTS  September 30, 2001

                                                              Ratings:
                                                              Moody's/                      Market
                                                             S&P/Fitch     Principal         Value
                                                           (Unaudited)        Amount    See Note 1
==================================================================================================

 Municipal Bonds and Notes--98.9%
--------------------------------------------------------------------------------------------------
 New York--80.5%
 Erie Cnty., NY IDA Life Care Community RB,
 Episcopal Church Home, Series A, 6%, 2/1/28                     NR/NR   $ 6,700,000   $ 5,986,517
--------------------------------------------------------------------------------------------------
 L.I., NY PAU Electric System CAP RB, FSA Insured,
 Zero Coupon, 5.83%, 6/1/19(1)                             Aaa/AAA/AAA     6,000,000     2,453,040
--------------------------------------------------------------------------------------------------
 L.I., NY PAU Electric System CAP RB, FSA Insured,
 Zero Coupon, 5.86%, 6/1/20(1)                             Aaa/AAA/AAA     4,500,000     1,729,980
--------------------------------------------------------------------------------------------------
 L.I., NY PAU Electric System CAP RB, FSA Insured,
 Zero Coupon, 5.88%, 6/1/21(1)                             Aaa/AAA/AAA     5,810,000     2,114,027
--------------------------------------------------------------------------------------------------
 L.I., NY PAU Electric System CAP RB, FSA Insured,
 Zero Coupon, 5.90%, 6/1/22(1,2)                           Aaa/AAA/AAA    10,000,000     3,443,800
--------------------------------------------------------------------------------------------------
 L.I., NY PAU Electric System RB,
 Series A, 5.125%, 9/1/29                                   Baa1/A-/A-     4,395,000     4,255,371
--------------------------------------------------------------------------------------------------
 Monroe Cnty., NY IDA RB, DePaul Community
 Facilities, Series A, 5.875%, 2/1/28                            NR/NR     1,800,000     1,601,028
--------------------------------------------------------------------------------------------------
 Niagara Cnty., NY IDA SWD RRB,
 Series D, 5.55%, 11/15/24                                    Baa1/BBB     1,500,000     1,540,005
--------------------------------------------------------------------------------------------------
 Niagara Falls, NY SDI COP, High School Facilities,
 MBIA-IBC Insured, 5.375%, 6/15/28                         Aaa/AAA/AAA     7,645,000     7,763,880
--------------------------------------------------------------------------------------------------
 NYC GOB, Inverse Floater, 8.448%, 8/1/08(3)                   A2/A/A+     8,250,000     9,033,750
--------------------------------------------------------------------------------------------------
 NYC GOB, Inverse Floater, 9.527%, 8/1/13(3)                Baa1/A-/A+     5,000,000     5,593,750
--------------------------------------------------------------------------------------------------
 NYC GOB, Inverse Floater, 9.527%, 8/1/14(3,4)              Baa1/A-/A+     8,150,000     9,117,812
--------------------------------------------------------------------------------------------------
 NYC GOB, Prerefunded, Series B,
 FSA Insured, 6%, 10/1/07(2)                                   Aaa/AAA     7,500,000     7,876,050
--------------------------------------------------------------------------------------------------
 NYC GOB, Prerefunded, Series D, 7.50%, 2/1/19                Aaa/A/A+     1,295,000     1,338,214
--------------------------------------------------------------------------------------------------
 NYC GOB, Prerefunded, Series F, 8.25%, 11/15/17               Aaa/AAA     7,000,000     7,160,580
--------------------------------------------------------------------------------------------------
 NYC GOB, Series B, 8.25%, 6/1/07                              A2/A/A+     1,750,000     2,135,350
--------------------------------------------------------------------------------------------------
 NYC GOB, Unrefunded Balance,
 Series D, 7.50%, 2/1/19                                       A2/A/A+         5,000         5,157
--------------------------------------------------------------------------------------------------
 NYC GORB, Unrefunded Balance,
 Series F, 7.625%, 2/1/14                                      A2/A/A+         5,000         5,157
--------------------------------------------------------------------------------------------------
 NYC GOUN, Prerefunded, Series C,
 Subseries C-1, 7.50%, 8/1/20                                 Aaa/A/A+         5,000         5,302
--------------------------------------------------------------------------------------------------
 NYC GOUN, Series H, 5%, 3/15/29                               A2/A/A+     4,480,000     4,252,461
--------------------------------------------------------------------------------------------------
 NYC HDC MH RB, Keith Plaza Project,
 6.50%, 2/15/18                                                 Aa2/NR     1,738,634     1,827,966
--------------------------------------------------------------------------------------------------
 NYC HDC MH RB, Seaview Town House Project,
 6.50%, 1/15/18                                                 Aa2/NR     2,641,817     2,777,554
--------------------------------------------------------------------------------------------------
 NYC Health & Hospital Corp. RRB, AMBAC
 Insured, Inverse Floater, 8.64%, 2/15/23(3)               Aaa/AAA/AAA    12,500,000    12,968,750
--------------------------------------------------------------------------------------------------
 NYC IDA Civic Facility RB, Community
 Resources Development, 7.50%, 8/1/26                            NR/NR     3,965,000     4,076,615

12 | OPPENHEIMER NEW YORK MUNICIPAL FUND

                                                              Ratings:
                                                              Moody's/                      Market
                                                             S&P/Fitch     Principal         Value
                                                           (Unaudited)        Amount    See Note 1
--------------------------------------------------------------------------------------------------
 New York Continued
 NYC IDA Civic Facility RB, USTA National Tennis
 Center Project, FSA Insured, 6.375%, 11/15/14             Aaa/AAA/AAA   $ 1,500,000   $ 1,678,275
--------------------------------------------------------------------------------------------------
 NYC IDA Civic Facility RB, YMCA Greater NY
 Project, 5.80%, 8/1/16                                    Baa1/NR/BBB     2,470,000     2,531,873
--------------------------------------------------------------------------------------------------
 NYC IDA RRB, Brooklyn Navy Yard Cogen Partners,
 5.75%, 10/1/36                                              Baa3/BBB-     3,500,000     3,494,715
--------------------------------------------------------------------------------------------------
 NYC IDA RRB, Brooklyn Navy Yard Cogen Partners,
 6.20%, 10/1/22                                              Baa3/BBB-     5,000,000     5,329,300
--------------------------------------------------------------------------------------------------
 NYC IDA SPF RB, Northwest Airlines, Inc., 6%, 6/1/27           Ba2/BB    13,250,000     9,789,232
--------------------------------------------------------------------------------------------------
 NYC IDA SPF RB, United Air Lines, Inc. Project,
 5.65%, 10/1/32                                                 B2/BB-     2,335,000     1,674,895
--------------------------------------------------------------------------------------------------
 NYC IDAU RB, Visy Paper, Inc. Project, 7.80%, 1/1/16            NR/NR     6,800,000     7,185,152
--------------------------------------------------------------------------------------------------
 NYC IDAU RB, Visy Paper, Inc. Project, 7.95%, 1/1/28            NR/NR    13,500,000    14,261,535
--------------------------------------------------------------------------------------------------
 NYC IDAU SPF RB, Terminal One Group Assn.
 Project, 6%, 1/1/15                                          A3/A-/A-     6,000,000     6,053,040
--------------------------------------------------------------------------------------------------
 NYC IDAU SPF RB, Terminal One Group Assn.
 Project, 6.125%, 1/1/24                                      A3/A-/A-     3,000,000     3,040,500
--------------------------------------------------------------------------------------------------
 NYC MWFAU & Sewer System CAP RRB, Series D,
 Zero Coupon, 5.43%, 6/15/18(1)                              Aa2/AA/AA     2,500,000     1,073,050
--------------------------------------------------------------------------------------------------
 NYC MWFAU & Sewer System CAP RRB, Series D,
 Zero Coupon, 5.52%, 6/15/20(1)                              Aa2/AA/AA     5,000,000     1,901,000
--------------------------------------------------------------------------------------------------
 NYC MWFAU WSS RB, Series A, 5%, 6/15/32                     Aa2/AA/AA     3,000,000     2,921,700
--------------------------------------------------------------------------------------------------
 NYC MWFAU WSS RRB, 5.50%, 6/15/33                           Aa2/AA/AA     8,000,000     8,257,520
--------------------------------------------------------------------------------------------------
 NYC Transitional FAU RRB, Future Tax Secured,
 Series C, 5.50%, 11/1/29                                  Aa2/AA+/AA+     3,000,000     3,105,810
--------------------------------------------------------------------------------------------------
 NYS DA RB, CUS, Consolidated Fourth
 Generation, Series A, FGIC Insured, 5.25%, 7/1/30         Aaa/AAA/AAA     5,000,000     5,053,800
--------------------------------------------------------------------------------------------------
 NYS DA RB, Ithaca College, AMBAC Insured,
 5.25%, 7/1/26                                                 Aaa/AAA     5,750,000     5,802,382
--------------------------------------------------------------------------------------------------
 NYS DA RB, Judicial Facilities Lease, Escrowed to
 Maturity, BIG Insured, 7.375%, 7/1/16                         Aaa/AAA       240,000       300,499
--------------------------------------------------------------------------------------------------
 NYS DA RB, Judicial Facilities Lease, Escrowed to
 Maturity, MBIA Insured, 7.375%, 7/1/16                        Aaa/AAA     2,220,000     2,789,541
--------------------------------------------------------------------------------------------------
 NYS DA RB, Pooled Capital Program, Partially
 Prerefunded, FGIC Insured, 7.80%, 12/1/05                 Aaa/AAA/AAA       650,000       659,132
--------------------------------------------------------------------------------------------------
 NYS DA RRB, CUS, Consolidated-1, FSA Insured,
 5.375%, 7/1/24                                            Aaa/AAA/AAA    19,500,000    19,915,350
--------------------------------------------------------------------------------------------------
 NYS DA RRB, CUS, Second Series A, 5.75%, 7/1/18                A3/AA-     6,750,000     7,527,600
--------------------------------------------------------------------------------------------------
 NYS DA RRB, CUS, Series B, 6%, 7/1/14                          A3/AA-     8,875,000    10,207,137
--------------------------------------------------------------------------------------------------
 NYS DA RRB, Lenox Hill Hospital Obligation
 Group, 5.50%, 7/1/30                                         A3/NR/A-     1,500,000     1,526,070
--------------------------------------------------------------------------------------------------
 NYS DA RRB, Mount Sinai Health,
 Series A, 6.50%, 7/1/25                                      Baa2/BBB    10,000,000    10,810,400

13 | OPPENHEIMER NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS   Continued

                                                              Ratings:
                                                              Moody's/                      Market
                                                             S&P/Fitch     Principal         Value
                                                           (Unaudited)        Amount    See Note 1
--------------------------------------------------------------------------------------------------
 New York Continued
 NYS DA RRB, St. Joseph's Hospital Health Center,
 MBIA Insured, 5.25%, 7/1/18                                   Aaa/AAA   $ 5,035,000   $ 5,142,296
--------------------------------------------------------------------------------------------------
 NYS DA RRB, St. Vincent's Hospital, 7.375%, 8/1/11            Aa2/AAA       105,000       107,521
--------------------------------------------------------------------------------------------------
 NYS DA RRB, SUEFS, Series A, 5.25%, 5/15/15                A3/AA-/AA-    23,090,000    24,924,500
--------------------------------------------------------------------------------------------------
 NYS DA RRB, SUEFS, Series A, 5.25%, 5/15/21                A3/AA-/AA-     5,010,000     5,213,105
--------------------------------------------------------------------------------------------------
 NYS DA RRB, Upstate Community College,
 Series A, MBIA-IBC Insured, 5%, 7/1/28                    Aaa/AAA/AAA     5,000,000     4,912,700
--------------------------------------------------------------------------------------------------
 NYS DA SPO Bonds, CUS, Series E, FSA Insured,
 5.75%, 7/1/11                                                 Aaa/AAA     5,955,000     6,751,124
--------------------------------------------------------------------------------------------------
 NYS EFCPC RB, State Water Revolving Fund,
 Series A, 6.60%, 9/15/12                                   Aaa/AAA/AA       250,000       264,982
--------------------------------------------------------------------------------------------------
 NYS EFCPC RB, State Water Revolving Fund,
 Series C, 7.20%, 3/15/11                                       Aa2/A+       350,000       354,907
--------------------------------------------------------------------------------------------------
 NYS ERDAUEF RB, L.I. Lighting Co., Prerefunded,
 Series C, 6.90%, 8/1/22                                       Baa3/A-    10,200,000    10,977,546
--------------------------------------------------------------------------------------------------
 NYS ERDAUEF RB, Unrefunded Balance,
 Series A, 7.15%, 12/1/20                                       Baa3/A     1,990,000     2,080,386
--------------------------------------------------------------------------------------------------
 NYS ERDAUGF RB, Brooklyn Union Gas Co.,
 Series B, Inverse Floater, 11.08%, 7/1/26(3)                    A2/A+     6,000,000     7,372,500
--------------------------------------------------------------------------------------------------
 NYS ERDAUGF RB, Brooklyn Union Gas Co.,
 Series D, MBIA Insured, Inverse Floater, 8.46%, 7/8/26(3)     Aaa/AAA     3,000,000     3,082,500
--------------------------------------------------------------------------------------------------
 NYS ERDAUPC RB, NYS Electric & Gas Project,
 Series A, MBIA Insured, 6.15%, 7/1/26                         Aaa/AAA     4,000,000     4,224,440
--------------------------------------------------------------------------------------------------
 NYS GORB, 9.875%, 11/15/05                                   A2/AA/AA       400,000       501,224
--------------------------------------------------------------------------------------------------
 NYS HFA RB, 9.902%, 11/1/15(5,6)                                NR/NR     6,085,000     6,952,295
--------------------------------------------------------------------------------------------------
 NYS HFA RB, MH Secured Mtg. Program-A,
 7.05%, 8/15/24                                                 Aa1/NR       350,000       362,534
--------------------------------------------------------------------------------------------------
 NYS HFA RB, Unrefunded Balance, 8%, 11/1/08                      A3/A       150,000       153,666
--------------------------------------------------------------------------------------------------
 NYS HFA RRB, State University Construction,
 Escrowed to Maturity, Series A, 7.90%, 11/1/06                Aaa/AAA     1,750,000     2,006,568
--------------------------------------------------------------------------------------------------
 NYS HFASC RB, Series A, 6%, 3/15/26                            A3/AA-    10,000,000    10,662,600
--------------------------------------------------------------------------------------------------
 NYS LGAC RRB, Series E, 5%, 4/1/21                         A3/AA-/AA-       500,000       504,665
--------------------------------------------------------------------------------------------------
 NYS MAG RB, Homeowner Mtg.,
 Series 69, 5.50%, 10/1/28                                      Aa1/NR     6,325,000     6,414,056

14 | OPPENHEIMER NEW YORK MUNICIPAL FUND

                                                              Ratings:
                                                              Moody's/                      Market
                                                             S&P/Fitch     Principal         Value
                                                           (Unaudited)        Amount    See Note 1
--------------------------------------------------------------------------------------------------
 New York Continued
 NYS MAG RB, Homeowner Mtg.,
 Series 71, 5.40%, 4/1/29                                       Aa1/NR   $13,900,000   $14,057,348
--------------------------------------------------------------------------------------------------
 NYS MAG RB, Inverse Floater, 8.27%, 10/1/24(3)                 Aaa/NR    10,000,000    10,139,500
--------------------------------------------------------------------------------------------------
 NYS MAG RB, Series 40-B, 6.40%, 10/1/12                        Aa1/NR       500,000       524,125
--------------------------------------------------------------------------------------------------
 NYS MCFFA RB, Long-Term Health Care,
 Series C, FSA Insured, 6.40%, 11/1/14                         Aaa/AAA     2,800,000     2,917,880
--------------------------------------------------------------------------------------------------
 NYS MCFFA RB, MHESF, Prerefunded,
 Series A, FGIC Insured, 6.375%, 8/15/17                   Aaa/AAA/AAA        80,000        82,906
--------------------------------------------------------------------------------------------------
 NYS MCFFA RB, Prerefunded,
 Series D, 6.45%, 2/15/09                                       NR/AAA       310,000       333,204
--------------------------------------------------------------------------------------------------
 NYS MCFFA RRB, MHESF, Unrefunded Balance,
 Series A, 8.875%, 8/15/07                                      A3/AA-        55,000        56,689
--------------------------------------------------------------------------------------------------
 NYS MTAU RB, Transportation Facilities Service
 Contracts, Series 3, 7.375%, 7/1/08                            A3/AA-       250,000       287,955
--------------------------------------------------------------------------------------------------
 NYS TBTAU GP RB, Series X, 6%, 1/1/14                          Aa3/A+    14,510,000    14,629,708
--------------------------------------------------------------------------------------------------
 NYS TBTAU GP RRB, Series Y, 5.50%, 1/1/17                      Aa3/A+    15,000,000    16,338,150
--------------------------------------------------------------------------------------------------
 NYS UDC CAP RRB, Correctional,
 FSA Insured, 5.25%, 1/1/21                                    Aaa/AAA     1,000,000     1,007,690
--------------------------------------------------------------------------------------------------
 Onondaga Cnty., NY IDA SWD Facility RRB,
 Solvay Paperboard LLC Project, 6.80%, 11/1/14                   NR/NR     2,500,000     2,595,825
--------------------------------------------------------------------------------------------------
 Onondaga Cnty., NY IDA SWD Facility RRB,
 Solvay Paperboard LLC Project, 7%, 11/1/30                      NR/NR    16,300,000    17,067,893
--------------------------------------------------------------------------------------------------
 Onondaga Cnty., NY RR Agency RB,
 RR Facilities Project, 7%, 5/1/15                             Baa1/NR    16,500,000    16,976,685
--------------------------------------------------------------------------------------------------
 PAUNYNJ Consolidated RRB, 78th
 Series, 6.50%, 4/15/11                                     A1/AA-/AA-       250,000       255,263
--------------------------------------------------------------------------------------------------
 PAUNYNJ RB, Series 124, 5%, 8/1/31                         A1/AA-/AA-     3,025,000     2,810,497
--------------------------------------------------------------------------------------------------
 PAUNYNJ SPO RRB, KIAC-4 Project,
 Fifth Installment, 6.75%, 10/1/19                               NR/NR    12,600,000    13,017,942
--------------------------------------------------------------------------------------------------
 Suffolk Cnty., NY IDA RRB, Nissequogue
 Cogen Partners Facility, 5.50%, 1/1/23                          NR/NR     3,500,000     3,175,970
--------------------------------------------------------------------------------------------------
 TSASC, Inc., NY RB, Series 1, 6.25%, 7/15/34                 Aa2/A/A+    14,750,000    15,874,098
                                                                                      ------------
                                                                                       471,067,067

15 | OPPENHEIMER NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS   Continued

                                                              Ratings:
                                                              Moody's/                      Market
                                                             S&P/Fitch     Principal         Value
                                                           (Unaudited)        Amount    See Note 1
--------------------------------------------------------------------------------------------------
 U.S. Possessions--18.4%
 Guam PAU RRB, Series A, MBIA-IBC Insured,
 5.125%, 10/1/29                                           Aaa/AAA/AAA   $ 7,750,000   $ 7,811,690
--------------------------------------------------------------------------------------------------
 Guam PAU RRB, Series A, MBIA-IBC Insured,
 5.25%, 10/1/34                                            Aaa/AAA/AAA    10,000,000    10,167,200
--------------------------------------------------------------------------------------------------
 PR CMWLTH Aqueduct & Sewer Authority RB,
 Escrowed to Maturity, 10.25%, 7/1/09                          Aaa/AAA     1,150,000     1,469,631
--------------------------------------------------------------------------------------------------
 PR CMWLTH HTAU RB, Prerefunded,
 Series S, 6.50%, 7/1/22                                        NR/AAA     7,000,000     7,338,240
--------------------------------------------------------------------------------------------------
 PR CMWLTH HTAU RB, Series W,
 Inverse Floater, 8.03%, 7/1/10(3)                              Baa1/A     9,000,000     9,720,000
--------------------------------------------------------------------------------------------------
 PR CMWLTH Infrastructure FAU RRB,
 Unrefunded Balance, Series A, 7.75%, 7/1/08                 Baa1/BBB+     1,355,000     1,374,648
--------------------------------------------------------------------------------------------------
 PR CMWLTH Infrastructure FAU Special RRB,
 Unrefunded Balance, Series A, 7.90%, 7/1/07                 Baa1/BBB+        95,000        96,330
--------------------------------------------------------------------------------------------------
 PR CMWLTH REF GOUN, Series 312, FSA Insured,
 9.232%, 7/1/20(5,6)                                            Aaa/NR    19,000,000    20,591,250
--------------------------------------------------------------------------------------------------
 PR EPAU CAP RRB, Series N, MBIA Insured,
 Zero Coupon, 5.69%, 7/1/17(1)                                 Aaa/AAA    24,000,000    11,243,760
--------------------------------------------------------------------------------------------------
 PR Housing Bank & Finance Agency SFM RB,
 Homeownership-Fourth Portfolio,
 Escrowed to Maturity, 8.50%, 12/1/18                           Aaa/NR     1,580,000     1,662,839
--------------------------------------------------------------------------------------------------
 PR Industrial, Medical & Environmental PC
 Facilities FAU RRB, Special Facilities-American
 Airlines, Series A, 6.45%, 12/1/25                             Ba2/BB     1,285,000     1,094,936
--------------------------------------------------------------------------------------------------
 PR Industrial, Tourist, Educational, Medical &
 Environmental Control Facilities RB, Cogen
 Facilities AES Puerto Rico Project, 6.625%, 6/1/26        Baa2/NR/BBB    11,025,000    12,043,049
--------------------------------------------------------------------------------------------------
 PR POAU RB, American Airlines SPF Project,
 Series A, 6.25%, 6/1/26                                        Ba2/BB     8,000,000     6,560,160
--------------------------------------------------------------------------------------------------
 PR Telephone Authority RB, Prerefunded,
 MBIA Insured, Inverse Floater, 8.49%, 1/16/15(3)              Aaa/AAA    10,000,000    11,037,500
--------------------------------------------------------------------------------------------------
 Virgin Islands PFAU RB, Series A, 6.375%, 10/1/19             NR/BBB-     4,970,000     5,352,839
                                                                                      ------------
                                                                                       107,564,072
                                                                                      ------------
 Total Municipal Bonds and Notes (Cost $542,456,082)                                   578,631,139

==================================================================================================
 Short-Term Tax-Exempt Obligations--0.0%
 NYS HFA RB, East 39th Street Housing,
 Series A, 2.15%, 10/1/016 (Cost $300,000)                                   300,000       300,000
--------------------------------------------------------------------------------------------------
 Total Investments, at Value (Cost $542,756,082)                                98.9%  578,931,139
--------------------------------------------------------------------------------------------------
 Other Assets Net of Liabilities                                                 1.1     6,207,036
                                                                         -------------------------
 Net Assets                                                                    100.0% $585,138,175
                                                                         =========================

16 | OPPENHEIMER NEW YORK MUNICIPAL FUND

Footnotes to Statement of Investments

To simplify the listings of securities, abbreviations are used per the table below:

CAP             Capital Appreciation                     MAG            Mortgage Agency
CMWLTH          Commonwealth                             MCFFA          Medical Care Facilities Finance Agency
COP             Certificates of  Participation           MH             Multifamily Housing
CUS             City University System                   MHESF          Mental Health Services Facilities
DA              Dormitory Authority                      MTAU           Metropolitan Transportation Authority
EFCPC           Environmental Facilities Corp.           MWFAU          Municipal Water Finance Authority
                Pollution Control                        NYC            New York City
EPAU            Electric Power Authority                 NYS            New York State
ERDAUEF         Energy Research & Development            PAUNYNJ        Port Authority of New York & New Jersey
                Authority Electric Facilities            PAU            Power Authority
ERDAUGF         Energy Research & Development            PC             Pollution Control
                Authority Gas Facilities                 PFAU           Public Finance Authority
ERDAUPC         Energy Research & Development            POAU           Port Authority
                Authority Pollution Control              RB             Revenue Bonds
FAU             Finance Authority                        REF            Refunding
GP              General Purpose                          RR             Resource Recovery
GOB             General Obligation Bonds                 RRB            Revenue Refunding Bonds
GORB            General Obligation Refunding Bonds       SDI            School District
GOUN            General Obligation Unlimited Notes       SFM            Single Family Mortgage
HDC             Housing Development Corp.                SPF            Special Facilities
HFA             Housing Finance Agency                   SPO            Special Obligations
HFASC           Housing Finance Agency Service Contract  SUEFS          State University Educational Facilities System
HTAU            Highway & Transportation Authority       SWD            Solid Waste Disposal
IDA             Industrial Development Agency            TBTAU          Triborough Bridge & Tunnel Authority
IDAU            Industrial Development Authority         UDC            Urban Development Corp.
LGAC            Local Government Assistance Corp.        WSS            Water & Sewer System
L.I.            Long Island

1. Zero-coupon bond reflects the effective yield on the date of purchase.
2. Securities with an aggregate market value of $1,394,520 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.
3. Represents the current interest rate for a variable rate bond known as an
"inverse floater." See Note 1 of Notes to Financial Statements.
4. Identifies issues considered to be illiquid--See Note 6 of Notes to Financial
Statements.
5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of
Trustees. These securities amount to $27,543,545 or 4.71% of the Fund's net assets as of September 30, 2001.
6. Represents the current interest rate for a variable or increasing rate security.

As of September 30, 2001, securities subject to the alternative minimum tax amount to $174,471,825 or 29.82% of the Fund's net assets.

17 | OPPENHEIMER NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued

Footnotes to Statement of Investments Continued

Distribution of investments by industry, as a percentage of total investments at value, is as follows:

 Industry                                              Market Value         Percent
-------------------------------------------------------------------------------------

 Higher Education                                      $ 92,973,399             16.1%
 Electric Utilities                                      80,279,843             13.9
 General Obligation                                      67,616,057             11.7
 Highways                                                48,026,098              8.3
 Manufacturing, Non-Durable Goods                        41,110,405              7.1
 Hospital/Healthcare                                     33,806,120              5.8
 Single Family Housing                                   32,797,868              5.7
 Marine/Aviation Facilities                              31,278,523              5.4
 Multifamily Housing                                     22,882,949              3.9
 Pollution Control                                       20,364,872              3.5
 Special Assessment                                      18,979,908              3.3
 Resource Recovery                                       18,516,690              3.2
 Water Utilities                                         14,508,177              2.5
 Municipal Leases                                        12,442,826              2.1
 Telephone Utilities                                     11,037,500              1.9
 Not-for-Profit Organization                              8,286,763              1.4
 Adult Living Facilities                                  7,587,545              1.3
 Gas Utilities                                            7,372,500              1.3
 Sales Tax                                                7,328,482              1.3
 Sewer Utilities                                          1,734,614              0.3
--------------------------------------------------------------------------------------
 Total                                                 $578,931,139            100.0%
                                                       ==============================

See accompanying Notes to Financial Statements.

18 | OPPENHEIMER NEW YORK MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES  September 30, 2001

==================================================================================

 Assets

 Investments, at value (cost $542,756,082)
 --see accompanying statement                                         $578,931,139
----------------------------------------------------------------------------------
 Cash                                                                      175,086
----------------------------------------------------------------------------------
 Receivables and other assets:
 Interest                                                                9,463,778
 Shares of beneficial interest sold                                        217,346
 Other                                                                       3,772
                                                                      ------------
 Total assets                                                          588,791,121

==================================================================================
 Liabilities

 Payables and other liabilities:
 Dividends                                                               1,670,974
 Shares of beneficial interest redeemed                                  1,360,343
 Distribution and service plan fees                                        350,965
 Trustees' compensation                                                    126,382
 Shareholder reports                                                        46,132
 Daily variation on futures contracts                                       17,719
 Transfer and shareholder servicing agent fees                                 121
 Other                                                                      80,310
                                                                      ------------
 Total liabilities                                                       3,652,946

==================================================================================
 Net Assets                                                           $585,138,175
                                                                      ============

==================================================================================
 Composition of Net Assets

 Paid-in capital                                                      $562,489,926
----------------------------------------------------------------------------------
 Undistributed (overdistributed) net investment income                     220,542
----------------------------------------------------------------------------------
 Accumulated net realized gain (loss) on investment transactions       (13,944,787)
----------------------------------------------------------------------------------
 Net unrealized appreciation (depreciation) on investments              36,372,494
                                                                      ------------
 Net Assets                                                           $585,138,175
                                                                      ============

==================================================================================
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of $530,464,371 and 41,852,183 shares of beneficial interest
 outstanding)                                                               $12.67
 Maximum offering price per share (net asset value plus sales charge
 of 4.75% of offering price)                                                $13.30
----------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $46,422,398 and 3,661,565 shares of beneficial interest
 outstanding)                                                               $12.68
----------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $8,251,406 and 650,876 shares of beneficial interest
 outstanding)                                                               $12.68

See accompanying Notes to Financial Statements.

19 | OPPENHEIMER NEW YORK MUNICIPAL FUND

STATEMENT OF OPERATIONS  For the Year Ended September 30, 2001

==================================================================================

 Investment Income

 Interest                                                              $35,734,614

==================================================================================
 Expenses

 Management fees                                                         3,114,056
----------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                 1,236,382
 Class B                                                                   480,893
 Class C                                                                    69,680
----------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                             293,564
----------------------------------------------------------------------------------
 Shareholder reports                                                        56,919
----------------------------------------------------------------------------------
 Custodian fees and expenses                                                47,260
----------------------------------------------------------------------------------
 Other                                                                      40,885
                                                                       -----------
 Total expenses                                                          5,339,639
 Less reduction to custodian expenses                                      (19,536)
                                                                       -----------
 Net expenses                                                            5,320,103

==================================================================================
 Net Investment Income                                                  30,414,511

==================================================================================
 Realized and Unrealized Gain (Loss)

 Net realized gain (loss) on:
 Investments                                                            (1,104,007)
 Closing of futures contracts                                                9,137
                                                                       -----------
 Net realized gain (loss)                                               (1,094,870)

----------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on investments    24,433,244
                                                                       -----------
 Net realized and unrealized gain (loss)                                23,338,374

==================================================================================
 Net Increase in Net Assets Resulting from Operations                  $53,752,885
                                                                       ===========

 See accompanying Notes to Financial Statements.

20 | OPPENHEIMER NEW YORK MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

 Year Ended September 30,                                      2001           2000
==================================================================================

 Operations

 Net investment income (loss)                          $ 30,414,511   $ 31,983,346
----------------------------------------------------------------------------------
 Net realized gain (loss)                                (1,094,870)   (12,875,486)
----------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)    24,433,244      5,549,463
                                                       ---------------------------
 Net increase (decrease) in net assets resulting
 from operations                                         53,752,885     24,657,323

==================================================================================
 Dividends and/or Distributions to Shareholders

 Dividends from net investment income:
 Class A                                                (27,229,112)   (28,683,339)
 Class B                                                 (2,104,850)    (2,761,971)
 Class C                                                   (304,545)      (280,505)
----------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                         --        (26,446)
 Class B                                                         --         (3,232)
 Class C                                                         --           (311)

==================================================================================
 Beneficial Interest Transactions

 Net increase (decrease) in net assets resulting
 from beneficial interest transactions:
 Class A                                                   (645,404)   (60,001,374)
 Class B                                                 (5,275,052)   (27,798,244)
 Class C                                                  2,030,767       (418,897)

==================================================================================
 Net Assets

 Total increase (decrease)                               20,224,689    (95,316,996)
----------------------------------------------------------------------------------
 Beginning of period                                    564,913,486    660,230,482
                                                       ---------------------------
 End of period [including undistributed
 (overdistributed) net investment income of
 $220,542 and $(556,606), respectively]                $585,138,175   $564,913,486
                                                       ===========================

See accompanying Notes to Financial Statements.

21 | OPPENHEIMER NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

 Class A    Year Ended September 30,                     2001            2000            1999            1998            1997
=============================================================================================================================

 Per Share Operating Data

 Net asset value, beginning of period                  $12.15          $12.24          $13.17          $12.79          $12.41
-----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                    .67             .64             .64             .64             .69
 Net realized and unrealized gain (loss)                  .50            (.09)           (.94)            .40             .37
                                                       ----------------------------------------------------------------------
 Total income (loss) from
 investment operations                                   1.17             .55            (.30)           1.04            1.06
-----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                    (.65)           (.64)           (.63)           (.66)           (.68)
 Distributions from net realized gain                      --              --(1)           --              --              --
                                                       ----------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                         (.65)           (.64)           (.63)           (.66)           (.68)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $12.67          $12.15          $12.24          $13.17          $12.79
                                                       ======================================================================

=============================================================================================================================
 Total Return, at Net Asset Value(2)                     9.77%           4.78%          (2.36)%          8.36%           8.78%

=============================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)            $530,464        $509,288        $575,254        $609,183        $634,789
-----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                   $526,333        $529,839        $603,604        $621,555        $652,048
-----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                   5.30%           5.45%           5.04%           4.96%           5.49%
 Expenses                                                0.84%           0.89%           0.88%           0.87%(4)        0.86%(4)
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   10%             26%             18%             25%             21%

1. Less than $0.005 per share.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

22 | OPPENHEIMER NEW YORK MUNICIPAL FUND

 Class B    Year Ended September 30,                     2001            2000            1999            1998            1997
=============================================================================================================================

 Per Share Operating Data

 Net asset value, beginning of period                  $12.16          $12.25          $13.18          $12.79          $12.41
-----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                    .56             .53             .54             .55             .59
 Net realized and unrealized gain (loss)                  .51            (.07)           (.94)            .41             .38
                                                       ----------------------------------------------------------------------
 Total income (loss) from
 investment operations                                   1.07             .46            (.40)            .96             .97
-----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                    (.55)           (.55)           (.53)           (.57)           (.59)
 Distributions from net realized gain                      --              --(1)           --              --              --
                                                       ----------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                         (.55)           (.55)           (.53)           (.57)           (.59)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $12.68          $12.16          $12.25          $13.18          $12.79
                                                       ======================================================================

=============================================================================================================================
 Total Return, at Net Asset Value(2)                     8.94%           3.98%          (3.11)%          7.62%           7.97%

=============================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)             $46,422         $49,671         $78,526        $107,021        $106,459
-----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                    $48,115         $60,299         $98,597        $106,130        $104,183
-----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                   4.53%           4.68%           4.25%           4.21%           4.72%
 Expenses                                                1.61%           1.67%           1.65%           1.63%(4)        1.63%(4)
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   10%             26%             18%             25%             21%

1. Less than $0.005 per share.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

24 | OPPENHEIMER NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS  Continued

 Class C    Year Ended September 30,                     2001            2000            1999            1998            1997
=============================================================================================================================

 Per Share Operating Data

 Net asset value, beginning of period                  $12.15          $12.24          $13.17          $12.79          $12.41
-----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                    .56             .56             .56             .47             .57
 Net realized and unrealized gain (loss)                  .52            (.10)           (.96)            .48             .39
                                                       ----------------------------------------------------------------------
 Total income (loss) from
 investment operations                                   1.08             .46            (.40)            .95             .96
-----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                    (.55)           (.55)           (.53)           (.57)           (.58)
 Distributions from net realized gain                      --              --(1)           --              --              --
                                                       ----------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                         (.55)           (.55)           (.53)           (.57)           (.58)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $12.68          $12.15          $12.24          $13.17          $12.79
                                                       ======================================================================

=============================================================================================================================
 Total Return, at Net Asset Value(2)                     9.03%           3.97%          (3.11)%          7.54%           7.95%

=============================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)              $8,251          $5,954          $6,450          $6,168          $4,749
-----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                     $6,979          $6,121          $6,622          $5,420          $3,798
-----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                   4.51%           4.68%           4.26%           4.30%           4.67%
 Expenses                                                1.61%           1.66%           1.65%           1.63%(4)        1.63%(4)
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   10%             26%             18%             25%             21%

1. Less than $0.005 per share.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

24 | OPPENHEIMER NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1. Significant Accounting Policies
Oppenheimer New York Municipal Fund (the Fund) is registered under the
Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's investment objective is to seek the maximum current income exempt from federal, New York State and New York City income taxes for individual investors consistent with preservation of capital.
The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
   The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class
B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities
(including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value.
Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type"
debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates.
As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The
Fund intends to invest no more than 20% of its total assets in inverse floaters. Inverse floaters amount to $78,066,062 as of September 30, 2001.
Including the effect of leverage, inverse floaters represent 13.25% of the
Fund's total assets as of September 30, 2001.

25 | OPPENHEIMER NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
1. Significant Accounting Policies Continued
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the
Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

As of September 30, 2001, the Fund had available for federal income tax purposes unused capital loss carryovers as follows:

                  Expiring
                  --------------------------------------
                      2008                    $  225,130
                      2009                     7,849,365
                                              ----------
                     Total                    $8,074,495
                                              ==========

As of September 30, 2001, the Fund had approximately $523,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2010.
--------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended
September 30, 2001, the Fund's projected benefit obligations were decreased by
$43,333 and payments of $12,705 were made to retired trustees, resulting in an accumulated liability of $116,609 as of September 30, 2001.
   The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

26 | OPPENHEIMER NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
   The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 2001, amounts have been reclassified to reflect a decrease in paid-in capital of $828, an increase in undistributed net investment income of $1,144, and an increase in accumulated net realized loss on investments of $316. Net assets of the Fund were unaffected by the reclassifications.
--------------------------------------------------------------------------------
Investment Income. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are accounted for as of trade date.
Gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

27 | OPPENHEIMER NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                            Year Ended  September 30, 2001     Year Ended September 30, 2000
                                Shares              Amount         Shares             Amount
--------------------------------------------------------------------------------------------

 Class A
 Sold                        5,312,385        $ 66,617,258      4,799,165      $  57,489,455
 Dividends and/or
 distributions reinvested    1,412,094          17,725,446      1,584,670         19,000,614
 Redeemed                   (6,776,133)        (84,988,108)   (11,460,124)      (136,491,443)
                            ----------------------------------------------------------------
 Net increase (decrease)       (51,654)       $   (645,404)    (5,076,289)     $ (60,001,374)
                            ================================================================

--------------------------------------------------------------------------------------------
 Class B
 Sold                          909,671        $ 11,425,012        542,572      $   6,491,530
 Dividends and/or
 distributions reinvested      107,029           1,343,416        148,473          1,780,397
 Redeemed                   (1,441,180)        (18,043,480)    (3,017,091)       (36,070,171)
                            ----------------------------------------------------------------
 Net increase (decrease)      (424,480)       $ (5,275,052)    (2,326,046)     $ (27,798,244)
                            ================================================================

--------------------------------------------------------------------------------------------
 Class C
 Sold                          255,501        $  3,210,842        312,646      $   3,730,882
 Dividends and/or
 distributions reinvested       15,294             192,258         16,775            201,113
 Redeemed                     (109,732)         (1,372,333)      (366,423)        (4,350,892)
                            ----------------------------------------------------------------
 Net increase (decrease)       161,063        $  2,030,767        (37,002)     $    (418,897)
                            ================================================================

--------------------------------------------------------------------------------
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2001, were
$57,105,647 and $59,800,594, respectively.

As of September 30, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $547,905,679 was:

          Gross unrealized appreciation                $ 43,554,213
          Gross unrealized depreciation                 (12,528,753)

          Net unrealized appreciation (depreciation)   $ 31,025,460
                                                       ============

28 | OPPENHEIMER NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of
0.60% of the first $200 million of average annual net assets, 0.55% of the next
$100 million, 0.50% of the next $200 million, 0.45% of the next $250 million,
0.40% of the next $250 million, and 0.35% of average annual net assets in excess of $1 billion. The Fund's management fee for the year ended September
30, 2001, was an annualized rate of 0.54%.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the
Manager, acts as the transfer and shareholder servicing agent for the Fund. The
Fund pays OFS an agreed upon per account fee.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement
with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                       Aggregate       Class A  Commissions    Commissions    Commissions
                       Front-End     Front-End   on Class A     on Class B     on Class C
                   Sales Charges Sales Charges       Shares         Shares         Shares
                      on Class A   Retained by  Advanced by    Advanced by    Advanced by
Year Ended               Shares    Distributor  Distributor(1) Distributor(1) Distributor(1)
-----------------------------------------------------------------------------------------

September 30, 2001      $486,206      $102,243      $23,462       $320,311        $27,439

1. The Distributor advances commission payments to dealers for certain sales of
Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                            Class A                 Class B                 Class C
                Contingent Deferred     Contingent Deferred     Contingent Deferred
                      Sales Charges           Sales Charges           Sales Charges
Year Ended  Retained by Distributor Retained by Distributor Retained by Distributor
-----------------------------------------------------------------------------------

September 30, 2001             $311                 $88,638                  $1,674

   The Fund has adopted a Service Plan for Class A shares and Distribution and
Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment
Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

29 | OPPENHEIMER NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates Continued
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to a specified percent of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed a specified percent of the average annual net assets consisting of Class A shares of the Fund. For the year ended September 30, 2001, payments under the Class A plan totaled $1,236,382, all of which were paid by the Distributor to recipients, and included $20,246 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
   The Distributor retains the asset-based sales charge on Class B shares. The
Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
   The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the
Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended September 30, 2001, were as follows:

                                                                     Distributor's
                                                      Distributor's      Aggregate
                                                          Aggregate   Unreimbursed
                                                       Unreimbursed  Expenses as %
                     Total Payments  Amount Retained       Expenses  of Net Assets
                         Under Plan   by Distributor     Under Plan       of Class
-----------------------------------------------------------------------------------

Class B Plan               $480,893         $374,384     $1,585,286           3.41%
Class C Plan                 69,680           17,585        128,129           1.55

30 | OPPENHEIMER NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------
5. Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
   The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.
   Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
   Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of
Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.
   Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of September 30, 2001, the Fund had outstanding futures contracts as follows:

                                                                         Unrealized
                            Expiration     Number of Valuation as of   Appreciation
Contract Description             Date      Contracts  Sept. 30, 2001 (Depreciation)
-----------------------------------------------------------------------------------
Contracts to Purchase

U.S. Treasury Nts., 5 yr.     12/19/01            81      $8,763,188       $197,437

31 | OPPENHEIMER NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
6. Illiquid Securities
As of September 30, 2001, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The
Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of
September 30, 2001, was $9,117,812, which represents 1.56% of the Fund's net assets.
--------------------------------------------------------------------------------
7. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
   The Fund had no borrowings outstanding during the year ended or at September
30, 2001.

Appendix A

MUNICIPAL
BOND RATINGS DEFINITIONS

Below are summaries of the
rating definitions used by the nationally-recognized rating agencies listed below for municipal securities. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly-available information provided by the rating organizations.

Moody’s
Investors Service, Inc. (“Moody’s”)

-------------------------------------------------------------------------------------------------------------------

Long-Term Bond Ratings

Aaa: Bonds rated
“Aaa” are judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated
“Aa” are judged to be of high quality by all standards. Together with the “Aaa” group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than that of
“Aaa” securities.

A: Bonds rated
“A” possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds rated
“Baa” are considered medium-grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds rated
“Ba” are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated
“B” generally lack characteristics of the desirable investment.
Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa:  Bonds rated  "Caa" are of poor  standing.  Such issues may be in default or there may be present  elements of danger with respect to principal or interest.

Ca:  Bonds rated "Ca"  represent  obligations  which are  speculative  in a high  degree.  Such issues are often in default or have other marked shortcomings.
C: Bonds rated "C" are the lowest class of rated bonds and can be regarded as having  extremely  poor  prospects of ever attaining any real investment standing.

Con. (…): Bonds
for which the security depends on the completion of some act or the fulfillment of some condition are rated conditionally. These bonds are secured by (a)
earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or
(d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition. Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from “Aa”
through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier
“2” indicates a mid-range ranking; and the modifier “3”
indicates a ranking in the lower end of that generic rating category. Advanced refunded issues that are secured by certain assets are identified with a #
symbol.

Short-Term Ratings - U.S. Tax-Exempt Municipals

There are three ratings for
short-term obligations that are investment grade. Short-term speculative obligations are designated “SG.” For variable rate demand obligations, a two-component rating is assigned. The first (MIG) element represents an evaluation by Moody’s of the degree of risk associated with scheduled principal and interest payments. The second element (VMIG) represents an evaluation of the degree of risk associated with the demand feature.

MIG 1/VMIG 1:
Denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2:
Denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3:
Denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well established.

SG:  Denotes speculative-grade credit quality. Debt instruments in this category may lack margins of protection.

Standard &
Poor’s Rating Services (“S & P”)

-------------------------------------------------------------------------------------------------------------------

Long-Term Credit Ratings

AAA: Bonds rated "AAA" have the highest rating  assigned by Standard & Poor's.  The obligor's  capacity to meet its financial commitment on the obligation is extremely strong.

AA: Bonds rated "AA" differ from the highest  rated  obligations  only in small degree.  The obligor's  capacity to meet its financial commitment on the obligation is very strong.

A: Bonds rated
“A” are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: Bonds rated
“BBB” exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC,
CC, and C

Bonds rated “BB”,
“B”, “CCC”, “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Bonds rated
“BB” are less vulnerable to nonpayment than other speculative issues.
However, these face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: Bonds rated
“B” are more vulnerable to nonpayment than obligations rated
“BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: Bonds rated
“CCC” are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  Bonds rated "CC" are currently highly vulnerable to nonpayment.

C: The “C”
rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: Bonds rated
“D” are in default. Payments on the obligation are not being made on the date due even if the applicable grace period has not expired, unless
Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from
“AA” to “CCC” may be modified by the addition of a plus (+)
or minus (-) sign to show relative standing within the major rating categories.
The “p” symbol indicates that the rating is provisional. The
“r” symbol is attached to the ratings of instruments with significant noncredit risks.

Short-Term Issue Credit Ratings

SP-1:  Strong  capacity to pay principal and interest.  An issue with a very strong capacity to pay debt service is given a (+) designation.
SP-2:  Satisfactory  capacity to pay principal  and  interest,  with some  vulnerability  to adverse  financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.
(“Fitch”)

-------------------------------------------------------------------------------------------------------------------

International Long-Term Credit Ratings

Investment
Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative
Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk.  Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D:
Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.
“DD” indicates potential recoveries in the range of 50%-90%, and
“D” the lowest recovery potential, i.e., below 50%.

Entities rated in this
category have defaulted on some or all of their obligations. Entities rated
“DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated
“D” have a poor prospect for repaying all obligations.

Plus (+) and minus (-)
signs may be appended to a rating symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the
“AAA” category or to categories below “CCC,” nor to short-term ratings other than “F1” (see below).

International Short-Term Credit Ratings

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+"
to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

                                                        B-1

Appendix B

-------------------------------------------------------------------------------------------------------------------

Industry
Classifications

-------------------------------------------------------------------------------------------------------------------

Aerospace/Defense                                           Food and Drug Retailers
Air Transportation                                          Gas Utilities
Asset-Backed                                                Health Care/Drugs
Auto Parts and Equipment                                    Health Care/Supplies & Services
Automotive                                                  Homebuilders/Real Estate
Bank Holding Companies                                      Hotel/Gaming
Banks                                                       Industrial Services
Beverages                                                   Information Technology
Broadcasting                                                Insurance
Broker-Dealers                                              Leasing & Factoring
Building Materials                                          Leisure
Cable Television                                            Manufacturing
Chemicals                                                   Metals/Mining
Commercial Finance                                          Nondurable Household Goods
Communication Equipment                                     Office Equipment
Computer Hardware                                           Oil - Domestic
Computer Software                                           Oil - International
Conglomerates                                               Paper
Consumer Finance                                            Photography
Consumer Services                                           Publishing
Containers                                                  Railroads & Truckers
Convenience Stores                                          Restaurants
Department Stores                                           Savings & Loans
Diversified Financial                                       Shipping
Diversified Media                                           Special Purpose Financial
Drug Wholesalers                                            Specialty Printing
Durable Household Goods                                     Specialty Retailing
Education                                                   Steel
Electric Utilities                                          Telecommunications - Long Distance
Electrical Equipment                                        Telephone - Utility
Electronics                                                 Textile, Apparel & Home Furnishings
Energy Services                                             Tobacco
Entertainment/Film                                          Trucks and Parts
Environmental                                               Wireless Services
Food

                                                       C-13

Appendix C

OppenheimerFunds
Special Sales Charge Arrangements and Waivers

In certain cases, the
initial sales charge that applies to purchases of Class A shares1 of the Oppenheimer funds or the contingent deferred sales charge that may apply to
Class A, Class B or Class C shares may be waived.2 That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc.,
(referred to in this document as the “Distributor”), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to
all funds. For example, waivers relating to Retirement Plans do not apply to
Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional
Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:
(1)      plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code,
(2)      non-qualified deferred compensation plans,
(3)      employee benefit plans3
(4)      Group Retirement Plans4
(5)      403(b)(7) custodial plan accounts
(6)      Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs, SEP-IRAs, SARSEPs or
                SIMPLE plans

The interpretation of these
provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the “Transfer Agent”) of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or
OppenheimerFunds, Inc. (referred to in this document as the
“Manager”).

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

__________

1.       Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund.
2.       In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to
     "redemptions" mean "repurchases" of shares.

3.

An “employee benefit plan” means any plan or arrangement, whether or not it is “qualified” under the Internal Revenue Code, under which
Class A shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.

4.

The term “Group Retirement Plan” means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase Class
A shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term “Group Retirement Plan”
also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase Class A shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor enabling those plans to purchase Class A shares at net asset value but subject to the Class A contingent deferred sales charge.

                   I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases

Purchases of Class A
Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May
Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

        There
is no initial sales charge on purchases of Class A shares of any of the
Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months of the end of the calendar month of their purchase, as described in the
Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable commission described in the Prospectus under “Class A
Contingent Deferred Sales Charge.”1 This waiver provision applies to:

|_|      Purchases of Class A shares aggregating $1 million or more.

|_| Purchases by a
Retirement Plan (other than an IRA or 403(b)(7) custodial plan) that: (1) buys shares costing $500,000 or more, or (2) has, at the time of purchase, 100 or more eligible employees or total plan assets of $500,000 or more,

                    or
(3)      certifies to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_|      Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
(1)      through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or

(2)

by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.

        |_|
Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:

(1)

The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc.
(“Merrill Lynch”) on a daily valuation basis for the Retirement Plan.
On the date the plan sponsor signs the record-keeping service agreement with
Merrill Lynch, the Plan must have $3 million or more of its assets invested in
(a) mutual funds, other than those advised or managed by Merrill Lynch Asset
Management, L.P. (“MLAM”), that are made available under a Service
Agreement between Merrill Lynch and the mutual fund’s principal underwriter or distributor, and (b) funds advised or managed by MLAM (the funds described in
(a) and (b) are referred to as “Applicable Investments”).

(2)

The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.

(3)

The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the
Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).

        |_|
Purchases by a Retirement Plan whose record keeper had a cost-allocation agreement with the Transfer Agent on or before May 1, 1999.

                             II. Waivers of Class A Sales Charges of Oppenheimer Funds

A.  Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no commissions are paid by the Distributor on such purchases):
|_|      The Manager or its affiliates.

|_|

Present or former officers, directors, trustees and employees (and their
“immediate families”) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term
“immediate family” refers to one’s spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling’s spouse, a spouse’s siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage
(step-children, step-parents, etc.) are included.

|_|

Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.

|_|

Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.

|_|

Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the
Distributor at the time of purchase that the purchase is for the purchaser’s own account (or for the benefit of such employee’s spouse or minor children).

|_|

Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients.
Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.

|_|

Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

|_|

“Rabbi trusts” that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.

|_|

Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

_|

Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.

|_|

Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.

|_| A unit investment trust
that has entered into an appropriate agreement with the Distributor. |_|
Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the

 

Distributor
to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.

|_|

Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a),
401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.

|_|

A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose
Class B or Class C shares of a Former Quest for Value Fund were exchanged for
Class A shares of that Fund due to the termination of the Class B and Class C
TRAC-2000 program on November 24, 1995.

|_|

A qualified Retirement Plan that had agreed with the former Quest for Value
Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

B.  Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions.

Class A shares issued or
purchased in the following transactions are not subject to sales charges (and no
commissions are paid by the Distributor on such purchases): |_| Shares issued in
plans of reorganization, such as mergers, asset acquisitions and exchange offers, to

              which the Fund is a party.

_|

Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash
Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.

|_|

Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker’s customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.

        |_|
Shares purchased with the proceeds of maturing principal units of any Qualified
Unit Investment Liquid Trust Series.

|_|

Shares purchased by the reinvestment of loan repayments by a participant in a
Retirement Plan for which the Manager or an affiliate acts as sponsor.

C.  Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent
deferred sales charge is also waived if shares that would otherwise be subject
to the contingent deferred sales charge are redeemed in the following cases: |_|
To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account

              value adjusted annually.

|_|

Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to “Shareholder Account Rules and
Policies,” in the applicable fund Prospectus).

        |_|
For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:

        (1)
Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant’s account was established.

(2)      To return excess contributions.
(3)      To return contributions made due to a mistake of fact.
(4)      Hardship withdrawals, as defined in the plan.2

(5)

Under a Qualified Domestic Relations Order, as defined in the Internal Revenue
Code, or, in the case of an IRA, a divorce or separation agreement described in
Section 71(b) of the Internal Revenue Code.

(6)      To meet the minimum distribution requirements of the Internal Revenue Code.
(7)      To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue
                    Code.
(8)      For loans to participants or beneficiaries.
(9)      Separation from service.3

 

(10)
Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.

 

(11)
Plan termination or “in-service distributions,” if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.

|_|

For distributions from Retirement Plans having 500 or more eligible employees, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan.

|_|

For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

III.  Waivers of Class B and Class C Sales Charges of Oppenheimer Funds

The Class B and Class C
contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.  Waivers for Redemptions in Certain Cases.

The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases:
|_|      Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the
              applicable Prospectus.

|_|

Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.

|_|

Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

|_|

Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.

|_|

Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.

|_|

Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of $1 million or more held by the Retirement
Plan for more than one year, if the redemption proceeds are invested in Class A shares of one or more Oppenheimer funds.

|_|      Distributions from Retirement Plans or other employee benefit plans for any of the following purposes:
(1)      Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
(2)      To return excess contributions made to a participant's account.
(3)      To return contributions made due to a mistake of fact.
(4)      To make hardship withdrawals, as defined in the plan.4

5)

To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b)
of the Internal Revenue Code.

(6)      To meet the minimum distribution requirements of the Internal Revenue Code.
(7)      To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue
                    Code.
(8)      For loans to participants or beneficiaries.5
(9)      On account of the participant's separation from service.6

(10)

Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.

(11)

Distributions made on account of a plan termination or “in-service”
distributions, if the redemption proceeds are rolled over directly to an
OppenheimerFunds-sponsored IRA.

(12)

Distributions from Retirement Plans having 500 or more eligible employees, but excluding distributions made because of the Plan’s elimination as investment options under the Plan of all of the Oppenheimer funds that had been offered.

(13)

For distributions from a participant’s account under an Automatic
Withdrawal Plan after the participant reaches age 59½, as long as the aggregate value of the distributions does not exceed 10% of the account’s value, adjusted annually.

(14)

Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account’s value, adjusted annually.

 

|_|
Redemptions of Class B shares or Class C shares under an Automatic Withdrawal
Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account’s value annually.

B.  Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
|_|      Shares sold to the Manager or its affiliates.

|_|

Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.

|_|      Shares issued in plans of reorganization to which the Fund is a party.

|_|

Shares sold to present or former officers, directors, trustees or employees (and their “immediate families” as defined above in Section I.A.) of the
Fund, the Manager and its affiliates and retirement plans established by them for their employees.

   IV. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of

Former Quest
for Value Funds

The initial and contingent deferred
sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer
funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds. Those funds include:

Oppenheimer Quest Value Fund, Inc.                          Oppenheimer Quest Small Cap Value Fund
Oppenheimer Quest Balanced Value Fund                       Oppenheimer Quest Global Value Fund
Oppenheimer Quest Opportunity Value Fund

        These
arrangements also apply to shareholders of the following funds when they merged
(were reorganized) into various Oppenheimer funds on November 24, 1995:

Quest for Value U.S. Government Income Fund                     Quest for Value New York Tax-Exempt Fund
Quest for Value Investment Quality Income Fund                  Quest for Value National Tax-Exempt Fund
Quest for Value Global Income Fund                              Quest for Value California Tax-Exempt Fund

        All
of the funds listed above are referred to in this Appendix as the “Former
Quest for Value Funds.” The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:

|_|      acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds, or

|_|

purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value
Funds into that other Oppenheimer fund on November 24, 1995.

A.  Reductions or Waivers of Class A Sales Charges.

        |X|
Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value
Funds Shareholders.

Purchases by Groups and
Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of “Associations” formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to
November 24, 1995.

------------------------------ ---------------------------- ---------------------------- ----------------------------
Number of Eligible Employees   Initial Sales Charge as a    Initial Sales Charge as a    Commission as % of
or Members                     % of Offering Price          % of Net Amount Invested     Offering Price
------------------------------ ---------------------------- ---------------------------- ----------------------------
------------------------------ ---------------------------- ---------------------------- ----------------------------
9 or Fewer                                2.50%                        2.56%                        2.00%
------------------------------ ---------------------------- ---------------------------- ----------------------------
------------------------------ ---------------------------- ---------------------------- ----------------------------
At  least  10  but  not  more             2.00%                        2.04%                        1.60%
than 49
------------------------------ ---------------------------- ---------------------------- ----------------------------

        For
purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund’s Prospectus.

        Purchases
made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund’s Prospectus and Statement of Additional Information.
Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the
Distributor.

        |X|
Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or
contingent deferred sales charges: |_| Shareholders who were shareholders of the
AMA Family of Funds on February 28, 1991 and who acquired

                  shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of
                  Funds.

        |_|
Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

        |X|
Waiver of Class A Contingent Deferred Sales Charge in Certain
Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

        Investors
who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income
Security Act of 1974 and regulations adopted under that law.

B.  Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

        |X|
Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In
the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been
purchased prior to March 6, 1995 in connection with: |_| withdrawals under an
automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and

|_|

liquidation of a shareholder’s account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

        |X|
Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but
Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an
Oppenheimer fund that was a Former Quest For Value Fund or into which such
Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:

|_|      redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);

|_|

withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and

|_|

liquidation of a shareholder’s account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

        A
shareholder’s account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.

    V. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of

Connecticut
Mutual Investment Accounts, Inc.

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
o        Oppenheimer U. S. Government Trust,
o        Oppenheimer Bond Fund,
o        Oppenheimer Disciplined Value Fund and
o        Oppenheimer Disciplined Allocation Fund

are modified as described below
for those Fund shareholders who were shareholders of the following funds
(referred to as the “Former Connecticut Mutual Funds”) on March 1,
1996, when OppenheimerFunds, Inc. became the investment adviser to the Former
Connecticut Mutual Funds:

Connecticut Mutual Liquid Account                       Connecticut Mutual Total Return Account
Connecticut Mutual Government Securities Account        CMIA LifeSpan Capital Appreciation Account
Connecticut Mutual Income Account                       CMIA LifeSpan Balanced Account
Connecticut Mutual Growth Account                       CMIA Diversified Income Account

A.  Prior Class A CDSC and Class A Sales Charge Waivers.

        |_|
Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the “prior Class A
CDSC”). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

         Those shareholders who are eligible for the prior Class A CDSC are:

(1)

persons whose purchases of Class A shares of a Fund and other Former Connecticut
Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund’s policies on Combined
Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and

(2)

persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former
Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a
13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge.

        Any
of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

        |_|
Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:

(1)

any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of
Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former
Connecticut Mutual Funds or a Fund into which such Fund merged;

(2)

any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut
Mutual Funds totaled $500,000 or more;

(3)      Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;
(4)      employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;

(5)

one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and

(6)

an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the
Former Connecticut Mutual Funds, provided the institution had an agreement with
CMFS.

         Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the
Former Connecticut Mutual Funds described above.

        Additionally,
Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual
Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B.  Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers
set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a
Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class
B shares of a Former Connecticut Mutual Fund provided that the Class A or Class
B shares of the Fund to be redeemed or exchanged were (i) acquired prior to
March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former
Connecticut Mutual Fund must have been purchased prior to March 18, 1996: (1) by the estate of a deceased shareholder; (2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code; (3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified

 

under
Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;

(4)      as tax-free returns of excess contributions to such retirement or employee benefit plans;
(5)      in whole or in part, in connection with shares sold to any state, county, or city, or any

 

instrumentality,
department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment management company;

(6)

in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;

(7)      in connection with the Fund's right to involuntarily redeem or liquidate the Fund;

(8)

in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or

(9)

as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund’s Articles of Incorporation, or as adopted by the
Board of Directors of the Fund.

                                VI. Special Reduced Sales Charge for Former Shareholders of
                                                Advance America Funds, Inc.

Shareholders of Oppenheimer
Municipal Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer Strategic
Income Fund and Oppenheimer Equity Income Fund who acquired (and still hold)
shares of those funds as a result of the reorganization of series of Advance
America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class
A shares of those four Oppenheimer funds at a maximum sales charge rate of
4.50%.

                            VII. Sales Charge Waivers on Purchases of Class M Shares of

Oppenheimer
Convertible Securities Fund

Oppenheimer Convertible
Securities Fund (referred to as the “Fund” in this section) may sell
Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund’s then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:

|_|      the Manager and its affiliates,

|_|

present or former officers, directors, trustees and employees (and their
“immediate families” as defined in the Fund’s Statement of
Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,

|_|

registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund’s prior investment advisor or distributor for that purpose,

|_|

dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,

|_|

employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,

|_|

dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and

|_|

dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund’s shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

-------------------------------------------------------------------------------------------------------------------

Oppenheimer
New York Municipal Fund

-------------------------------------------------------------------------------------------------------------------

Internet
WebSite:

         WWW.OPPENHEIMERFUNDS.COM
         ------------------------

Investment Adviser
       OppenheimerFunds, Inc.
       498 Seventh Avenue
       New York, New York 10018

Distributor

       OppenheimerFunds Distributor, Inc.
       498 Seventh Avenue
       New York, New York 10018

Transfer Agent

       OppenheimerFunds Services
       P.O. Box 5270
       Denver, Colorado 80217
       1-800-525-7048

Custodian Bank
       Citibank, N.A.
       399 Park Avenue
       New York, New York 10043

Independent Auditors

       KPMG LLP
       707 Seventeenth Street
       Denver, Colorado 80202

Legal Counsel

       Mayer, Brown, Rowe & Maw
       1675 Broadway
       New York, New York 10019-5820

        PX0360.0802

1  Mr. Murphy and Mr. Griffiths are not Directors of Oppenheimer Money Market Fund, Inc.  Mr. Griffiths is not a
Trustee of Oppenheimer Discovery Fund.
2 However, that commission will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class
C shares of one or more Oppenheimer funds held by the Plan for more than one year.
3 This provision does not apply to IRAs.
4 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.
5 This provision does not apply to IRAs.
6 This provision does not apply to loans from 403(b)(7) custodial plans.
7 This provision does not
apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.